UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

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ADVISORSHARES TRUST
4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports may be made available on a website, and you would be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2021

If measured by the broad market indices, the U.S. has not only recovered from the global pandemic, but the market, as measured by the S&P 500 Index, is more than 30% higher than 2019 year-end levels and up nearly 100% since the early 2020 market lows at the start of the Covid shutdown. However, much remains to be accomplished. Many Americans are out of work or have stopped looking for work. Small businesses are struggling while larger public companies grow revenues and market share. The strong returns of the market have been driven by stimulus including an increase in the Federal Reserve’s balance sheet, with the inclusion of ETF holdings for the first time; multi-trillion dollar infrastructure projects; the Paycheck Protection Program; and other government intervention and assistance. In the race to develop a vaccine to bring people’s lives closer to normal, the path to recovery has been costly both in dollars and lives lost. To effectively pay for these expenses, we will likely need to see a resurgence in the economy similar to the roaring ‘20’s — the 1920’s, not 2020.

We believe we can get there. It will not be easy, but we can do it. Our two most recent ETFs — the AdvisorShares Hotel ETF (ticker: BEDZ) and the AdvisorShares Restaurant ETF (ticker: EATZ) — demonstrate our belief that a market recovery is on its way. We see these ETFs’ investment strategies poised to take advantage of the economy opening back up and people getting back to work and a more normal life. While the reopening process may not be smooth or quick, we see BEDZ and EATZ as a way for investors to benefit from it and to add alpha* to their overall investment portfolio.

The following are a list of highlights of this fiscal year:

•        Launch of the AdvisorShares Pure US Cannabis ETF (ticker: MSOS);

•        Receipt of SEC exemptive relief giving us the ability to launch non-transparent ETFs based on the Precidian relief;

•        Change of the ticker symbol for the AdvisorShares Vice ETF from ACT to VICE and expansion of the ETF’s investment universe and strategy;

•        Launch of the AdvisorShares Q Portfolio Blended Allocation ETF (ticker: QPT) and the AdvisorShares Q Dynamic Growth ETF (ticker: QPX) sub-advised by ThinkBetter LLC;

•        Completion of a 1 for 10 reverse share split for the AdvisorShares Ranger Equity Bear ETF (ticker: HDGE);

•        Growth of MSOS’s assets under management to over $1 billion;

•        Launch of the AdvisorShares Hotel ETF (ticker: BEDZ) and the AdvisorShares Restaurant ETF (ticker: EATZ).

While 2020 and 2021 have been challenging, we have seen significant growth as a firm. During this fiscal year, the firm’s assets under management reached nearly $2.5 billion. This is thanks in part to our product development strategy, outstanding portfolio management, and significant expansion of our marketing capabilities — driving more of our communication directly to financial advisors and shareholders.

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2021

We understand and recognize the unprecedented environment that we face together as a society and as partners in financial stewardship. AdvisorShares has realized increased growth as a firm, which we could not accomplish without the continuing trust and support of you. As we begin a new fiscal year and start the second half of a historic calendar year, our transparency and commitment to you remains steadfast. We wish you nothing but health, happiness, and prosperity as we move forward.

Sincerest regards,
Noah Hamman
CEO, AdvisorShares Investments

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*       Alpha is defined as the excess return on an investment relative to the return on a benchmark index.

ADVISORSHARES TRUST

AdvisorShares Alpha DNA Equity Sentiment ETF (SENT)

The AdvisorShares Alpha DNA Equity Sentiment ETF launched on February 2, 2021 making the window of evaluation rather short. The performance from inception to June 30, 2021 is +8.80%. As mentioned prior, the track record is short since inception is less than 5 months. During this period, the equity markets have seen material style rotations and reversals depending on which market capitalization is studied. SENT is an all cap ETF investing in large, mid, and small cap stocks. Within large cap stocks, the period started with a material rotation from growth to value stocks driven in large part by the Covid recovery trade. During this period, at its widest point, the performance divergence between large cap value over large cap growth was over 15%. By the end of the quarter, the gap had closed to nearly +4%.

Within the mid cap equities space, a similar divergence and convergence between the value/growth trade occurred, but the gap was still pronounced by June 30 at a nearly +12% difference. However, at its peak, the divergence was over +23%. The small cap equity space saw the largest value versus growth divergence at nearly +28% at its peak while finishing at +18% by the end of Q2 2021.

In general, we focus on equities that we believe Wall Street has mis-estimated so our portfolio tends to favor growth stocks. Given that style rotation that was not in our favor, we are very happy with the returns the ETF delivered. We aim to create alpha* from our stock selection that can then fund the cost of the downside equity hedges we purchase in the portfolio. Despite a rotation that did not favor our stock bias, we still delivered returns net of the cost of the equity hedge and exceed our peer competitor returns in the Morningstar hedged equity space. When style rotation is in our favor or even just neutral, we believe the portfolio will perform its best.

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*       Alpha is defined as the excess return on an investment relative to the return on a benchmark index

HISTORICAL PERFORMANCE

Total Return as of June 30, 2021

Since Inception 2/2/2021*
AdvisorShares Alpha DNA Equity Sentiment ETF NAV	8.78%
AdvisorShares Alpha DNA Equity Sentiment ETF Market Price**	8.80%
Russell 3000 Index	12.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (AADR) finished the fiscal year ended June 30, 2021, behind its benchmark, the MSCI EAFE Index. While international equities underperformed domestic equities during the past year, AADR delivered respectable performance.

The past fiscal year’s results were affected quite a bit by COVID-19 and the post-recovery period. After the sell-off in the first half of 2020, the fund rebounded nicely, which continued for the first half of the third quarter. In August, we began to see the markets rotate, and this began a period of relative underperformance in the strategy. In the first half of 2021, we have seen the portfolio have a higher than average turnover rate as the relative strength process continues to push towards the strongest trends. Our strategy is designed to unemotionally follow trends, which we think will benefit the portfolio in the coming months. If volatility continues at current levels, we expect the fund to continue to experience above-average turnover as our process adapts to strength.

Despite the underperformance of cap-weighted international indexes versus domestic indexes, we are still looking for opportunities in high momentum names. As new market leaders emerge, the fund will continue to position itself to take advantage of its strength. The fund is well-positioned, and a shift back to international outperformance would provide a welcome tailwind.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2011 to June 30, 2021

HISTORICAL PERFORMANCE

Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Dorsey Wright ADR ETF NAV	25.39%	8.00%	11.86%	8.40%
AdvisorShares Dorsey Wright ADR ETF Market Price*	25.95%	8.07%	11.84%	8.34%
MSCI EAFE Index (Net)	32.35%	8.27%	10.28%	5.89%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.10% and the net expense ratio is 1.10%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

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*       The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ)

The AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ) finished the fiscal year ended June 30, 2021, behind its benchmark, the S&P 500 Index. Unsurprisingly, the past fiscal year’s results were affected quite a bit by COVID-19.

In the second half of 2020, we saw a shift into more value-driven areas of the market from the high growth sectors that led to the initial market recovery. These trends have continued to shift in 2021. While the returns of the broad benchmarks have been solid, under the surface, we have seen quite a bit of rotation. The first quarter was characterized by a sizeable laggard rally in which areas of the market that had not performed well for a long time suddenly did very well. Hopes of a strong recovery primarily drove this as vaccination rates increased and COVID-19 became less of a threat to the economy. A pullback in these trends characterized the second quarter. That has led to choppy performance from most factor strategies – momentum included. We see this both domestically and internationally. This potential transition period is global and will take some time to sort itself out.

All the uncertainty and choppiness have resulted in our strategies having higher than usual turnover so far this year. It appears as if this will continue throughout the summer as well. Dorsey Wright’s methodology is designed to look for strength, and right now, that strength hasn’t been sustainable. These periods of choppy action eventually resolve themselves one way or another and turn into trending markets. DWEQ’s strategy is designed to find and capitalize on those trends.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright Alpha Equal Weight ETF NAV	36.36%	7.17%
AdvisorShares Dorsey Wright Alpha Equal Weight ETF Market Price**	36.52%	7.29%
S&P 500 Index	40.79%	22.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.23% and the net expense ratio is 1.03%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW)

The AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW) outperformed its benchmark, the MSCI All Country World Index, on a one-year trailing return basis as of June 30, 2021. The fund continued to see a generally positive market environment for global equities over the past twelve months. The exposure toward growth-related equities in the second half of 2020 led to substantial outperformance over the benchmark as we entered 2021. The fund did encounter difficulty along with other areas focused on growth-related names earlier this year, leading to a rotation toward the large-cap value overweight in the portfolio that makes up the fund’s current overweight position. This ultimately led to the fund underperforming the benchmark over the past few months, as the ongoing battle between value and growth continues to play out across the marketplace.

The objective, rules-based nature of Dorsey Wright’s methodology behind DWAW’s strategy allows the fund to shift its allocation toward the strongest areas of the global equity markets at each evaluation. Our outlook for domestic equities remains positive over an intermediate and long-term horizon, with large-cap equities continuing to rank highly in our relative-strength comparisons. While the increased volatility in style and sector strength has led to near-term underperformance, we remain confident in the fund’s ability to capitalize on leadership trends as they are presented.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM All Cap World ETF NAV	30.70%	28.47%
AdvisorShares Dorsey Wright FSM All Cap World ETF Market Price**	30.85%	28.56%
MSCI All Country World Index (ACWI)	39.27%	19.29%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37% and the net expense ratio is 1.24%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM US Core ETF (DWUS)

The AdvisorShares Dorsey Wright FSM US Core ETF (DWUS) outperformed its benchmark, the S&P 500 Index, on a one-year trailing return basis as of June 30, 2021. The fund saw substantial outperformance over the benchmark in the latter half of 2020 and entered 2021 on strong footing with overweight positions in growth-related equities. The pullback in growth names earlier this year led to near-term underperformance, however, the fund maintained overweight positions toward growth and has recovered in recent weeks.

The objective, rules-based nature of the Dorsey Wright methodology behind DWUS’s strategy allows the fund to shift its allocation toward the strongest areas of the U.S. equity markets at each evaluation, with focused exposure toward large-cap names. The fund has maintained an overweight position toward technology from a sector perspective, which has shown near-term improvement as we enter the second half of the year. Large-cap U.S. equities have also shown recent strength after a period of consolidation, leaving the fund well positioned for further improvement. Should these leadership areas change, we remain confident in the strategy to shift allocation toward the strongest portions of the U.S. equity market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM US Core ETF NAV	35.08%	29.49%
AdvisorShares Dorsey Wright FSM US Core ETF Market Price**	35.59%	29.65%
S&P 500 Index	40.79%	22.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.33% and the net expense ratio is 1.17%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC)

The AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC) finished the fiscal year ended June 30, 2021, ahead of its benchmark, the Russell Microcap Index. It was a strong year for small-cap companies as investors have begun to turn away from their focus on larger companies.

The past year was continually influenced by COVID-19 and the recovery in the markets and the economy. The strategy saw a major tailwind starting in November of 2020 during the shift in the existing market trends that led us out of the bear market in the first half of 2020. This tailwind carried the fund into 2021 until February when the markets became choppier and existing trends began to rotate. All the uncertainty and choppiness have resulted in our strategies having higher than average turnover so far this year. It appears as if this will continue throughout the summer as well.

DWMC’s strategy is designed to unemotionally follow trends, which we think will benefit the portfolio in the coming months that are expected to be filled with uncertainty. As the economy continues to recover, the prospects for micro-cap stocks continue to be strong. Valuations for smaller stocks continue to be attractive relative to large caps, with a large valuation gap between the smallest and largest companies. This can persist for long periods but doesn’t last forever. We believe the fund is well-positioned to capitalize on a narrowing valuation gap when it comes.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Micro-Cap ETF	79.33%	15.47%
AdvisorShares Dorsey Wright Micro-Cap ETF Market Price**	82.31%	15.53%
Russell Micro-Cap Index	75.77%	13.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 5.05% and the net expense ratio is 1.32%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Short ETF (DWSH)

The AdvisorShares Dorsey Wright Short ETF (DWSH) finished the fiscal year ended June 30, 2021, behind its benchmark, the inverse of the S&P 500 Total Return Index. It was a challenging year for shorting* stocks with the market’s upward bias near the beginning of the fiscal year and then the extreme trend volatility at the end of the year.

The past fiscal year’s results were affected quite a bit by COVID-19. During the initial sell-off in the first half of 2020, the fund provided an excellent hedge against the declining equity market. This year, however, has been categorized by a raging bull market and trend shifts. The decline in the strategy accelerated in November as the markets adjusted course. The laggards began to perform better than the leaders. This is a two-part problem for our strategy. First, the entire market was rallying. Second, we short the laggards, and when they go up more than the leaders that is not ideal. To compound the issue, this was not an isolated incident, with 2021 providing several more points of contention. All the uncertainty and choppiness have resulted in our strategies having higher than average turnover so far this year. These periods of choppy action eventually resolve themselves one way or another and turn into trending markets with defined leaders and laggards.

With the uncertainty surrounding markets, the fund remains an attractive hedge against declining markets. Our strategy of continuing to rotate toward the weakest sectors and stocks in the market should be more in favor now that the initial bounce off the bear market bottom is done, and the laggard rally has dissipated.

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*       A “short,” or a short position, is created when a trader sells a security first with the intention of repurchasing it or covering it later at a lower price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Short ETF	-55.58%	-30.13%
AdvisorShares Dorsey Wright Short ETF Market Price**	-55.79%	-30.21%
S&P 500 Index	40.79%	17.74%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.67% and the net expense ratio is 3.67%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares DoubleLine Value Equity ETF (DBLV)

For the fiscal year ended June 30, 2021, the AdvisorShares Doubleline Value Equity ETF (DBLV) returned 45.78% based on NAV, and 45.79%, based on market price, while the Russell 1000 Value Index benchmark posted a return of 43.68%. Favorable stock selection drove the relative outperformance, with positive contribution from stocks within the information technology, financials, materials and consumer staples sectors, offsetting unfavorable impacts from shares within communication services, real estate and healthcare sectors. The performance contribution from the portfolio’s sector weights was mixed – overweight financials and underweight utilities helped, while cash and overweight consumer staples detracted.

The fiscal year was a tale of two halves, divided by the arrival of the vaccines. Early on, amidst lockdowns and recession, DBLV benefited from technology holdings like Microsoft and Google, which saw accelerated digital adoption to facilitate work-from-home activities. During this time, fears of a prolonged recession depressed share prices of economically sensitive cyclical companies, allowing us to raise weightings in banks and consumer finance companies, such as Fifth Third, Citizens Financial and Capital One, and to industrial holdings, such as Honeywell and Boeing. We funded these purchases by taking some profits in names that had outperformed early in the pandemic. Later in the fiscal year, as proof of vaccine efficacy prompted the market to anticipate a reopening, these economically sensitive stocks rallied on rising expectations of recovery. Also benefiting the portfolio were consumer reopening plays, such as the restaurant distributor U.S. Foods, and semiconductor names, such as Lam Research, that rose as recovering demand and supply chain bottlenecks drove pricing, order visibility and record profitability. In sum, the reflationary rotation during the latter half of the fiscal year strongly boosted value stocks, and DBLV managed to outpace its rebounding benchmark.

Although value stocks outperformed growth shares during the latter half of the fiscal year, they still carry considerably lower valuation multiples. We believe they offer superior earnings growth and solid potential for positive earnings surprises amidst the ongoing economic recovery. Hence, value stocks remain compelling investments in our opinion. That said, some caution on the broader equity market is warranted, since record fiscal and monetary stimulus have pushed aggregate U.S. equity valuations to new heights, giving rise in many instances to apparent mismatches between prices and fundamentals. Also, increased market volatility likely lies ahead, as the government begins to reverse some of the fiscal and monetary accommodations. Given this, we seek to balance portfolio exposures between investments offering attractive long-term expected risk-adjusted returns, and those shares that should serve as more defensive ballasts in uncertain times. The differentiated fundamental value strategy behind DBLV is well suited to navigate through these evolving risks and opportunities.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	Since Inception 10/4/2011*
AdvisorShares DoubleLine Value Equity ETF	45.78%	13.42%	12.65%	15.16%
AdvisorShares DoubleLine Value Equity ETF Market Price**	45.79%	13.37%	12.64%	15.14%
Russell 1000 Value Total Return	43.68%	12.42%	11.87%	14.09%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.08% and net expense ratio is 0.91%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

The AdvisorShares Focused Equity ETF (CWS) had a positive 12 months ended June 30, 2021. Both the traded shares and the net asset value (NAV) gained over 30% for investors.

The impressive results were driven by a robust recovery from the Covid pandemic. Thanks to unprecedented fiscal support from Congress and monetary support from the Federal Reserve, the effects of the pandemic were not as severe as initially feared.

The stock market suffered an historic downturn in February and March 2020. Fortunately, the AdvisorShares Focused Equity ETF is geared towards high-quality companies that were able to ride out the economic lockdowns. Also, since we’re always fully invested and we make our portfolio changes just once a year, we weren’t the victims of poor market timing.

We continue to expect favorable gains for the rest of 2021 and into 2022. Our portfolio is comprised of what we believe to be fundamentally superior stocks. Also, investors are reorienting themselves to higher-quality market sectors. The Federal Reserve has made it clear that it will do whatever it effects to ensure a stable economic recovery. In our opinion, this makes for an excellent environment for the AdvisorShares Focused Equity ETF.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 20, 2016* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	Since Inception 9/20/2016*
AdvisorShares Focused Equity ETF NAV	31.15%	14.86%	14.81%
AdvisorShares Focused Equity ETF Market Price**	34.20%	14.90%	14.82%
S&P 500 Index	40.79%	18.67%	17.95%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43% and the net expense ratio is 0.77%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the range from 0.65% to 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares FolioBeyond Smart Core Bond ETF (FWDB)

The AdvisorShares FolioBeyond Smart Core Bond ETF’s (FWDB) underlying strategy is driven by FolioBeyond’s automated algorithmic sector rebalancing process that optimizes portfolio allocations across 23 possible fixed income subsector ETFs. Its multi-factor modeling approach is a comprehensive and robust optimization process that captures the major sources of risk and return in fixed income securities including forward looking relative value measures, historical and implied volatility risk levels, correlations, momentum effects and stress testing.

A modest selloff in bonds along with lower default expectations led to credit yield spreads narrowing versus Treasuries, and a cash movement out of bonds into stocks. FWDB’s FolioBeyond model took advantage of these dynamics and extracted both income and price gains during the second half of 2020.

We started 2021 with a sub 1% yield level on the 10-year Treasury. As general sentiment developed that was rife with optimism for economic recovery along with associated concerns regarding creeping inflation, our multi-factor model positioned FWDB’s portfolio with a shorter duration than the Bloomberg Barclays Aggregate Bond Index but produced better income by allocating to short-dated High Yield Corporate Bonds and Bank Loans. As the market sold off at the long end of the Treasury curve, FWDB’s portfolio was consequently less exposed. As Consumer Price Index expectations continued to ratchet up, Treasury Inflation Protected securities (“TIPs”) became more attractive, and the model started allocating FWDB to long duration TIPs.

The current macro environment is characterized by uncertainties related to the strength of the economic recovery, transitory versus persistent inflationary pressures, the timing of Fed’s gradual withdrawal of liquidity, and other economic drivers that may be at inflection points. New market developments lead to changes in relative value relationships and risk factors embedded in bonds. A dynamic and efficient approach to portfolio rebalancing should lead to better portfolio results with higher Sharpe ratios over time.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2011 to June 30, 2021

HISTORICAL PERFORMANCE
For the period June 30, 2011 to June 30, 2021

	1 Year	3 Year	5 Year	10 Year
AdvisorShares FolioBeyond Smart Core Bond ETF NAV	3.44%	3.99%	3.54%	3.53%
AdvisorShares FolioBeyond Smart Core Bond ETF Market Price*	3.46%	3.99%	3.54%	3.52%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%	5.34%	3.03%	3.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.82% and the net expense ratio is 1.27%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Hotel ETF (BEDZ)

The AdvisorShares Hotel (BEDZ) launched with an inception date of April 20, 2021. Through June 30, it has less than 3 months of performance with just a small gain.

While the Fund’s overall performance is largely tied to the success of the hotel industry, we aim for relative outperformance through good trading techniques and success individual security selection among hotels and related areas.

Investors in a focused, industry related Fund should have a very long-term focus. We remain bullish about future hotel and travel growth as the world continues to slowly recover from COVID-19 and its new variants.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2021

Since Inception 4/20/2021*
AdvisorShares Hotel NAV	0.81%
AdvisorShares Hotel ETF Market Price**	0.99%
S&P 500 Index	4.23%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.79% and the net expense ratio is 0.79%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (MINC) posted a return of 3.36%, based on NAV and 3.27%, based on Market Price as compared to -0.33% for the Bloomberg Barclays U.S. Aggregate Bond Index or 0.57% for the BofA Merrill lynch 1-5 Year U.S. Corporate & Government Bond Index for the 1-year period ended June 30, 2021.

The one-year period ending June 30, 2021 included a variety of market conditions but most front and center has been the associated economic and earnings fallout of the global pandemic that emerged in early 2020 and both the fiscal and monetary policy response that ultimately restored market confidence and broadly positive performance for the one-year period. The fixed income markets have experienced a significant rebound from the March 2020 lows with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the 1st quarter of 2020.

During the one-year period, MINC’s underweight to agency mortgage backed securities and U.S. Treasuries and overweight to spread sectors had a positive impact on the fund. Corporate high yield bonds were a top contributor during the period. Allocation to the high yield bank loan sector was also a positive contributor. The Fund’s allocation to securitized sectors, asset backed securities and non-agency residential mortgage backed securities in particular, were positive contributors to performance as well. Both corporations and the U.S. consumer have and continue to perform extremely well as the ability to service debts remains strong, driven by the reopening of the economy, the stimulus programs put in place, low rates, and access to credit.

We believe some of the best total return and yield opportunities in fixed income can be found in spread sectors. Some of the specific sectors where we are finding the best relative value opportunities include, off the run asset-backed securities, non-agency residential mortgage backed securities, bank loans, corporate high yield bonds and BBB rated investment grade corporates.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	Since Inception 3/19/2013*
AdvisorShares Newfleet Multi-Sector Income ETF NAV	3.36%	3.25%	2.58%	2.34%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	3.27%	3.28%	2.58%	2.34%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%	5.34%	3.03%	3.01%
BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index	0.57%	3.73%	2.22%	1.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.83% and net expense ratio is 0.76%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure Cannabis ETF (YOLO)

The AdvisorShares Pure Cannabis ETF (YOLO) produced a volatile year of performance while gaining over 100% and far outperforming the S&P 500 in the past fiscal year. Assets increased from $45 million on July 1, 2020, to more than $350 million by June 30, 2021. We feel that AdvisorShares Pure Cannabis ETF outperformed many other cannabis related indexes and competitor funds due to our active security selection and above-average exposure to U.S. cannabis stocks. While cannabis stock growth has been driven greatly by U.S. cannabis sales growth and proposed cannabis law reform, cannabis stocks also pulled back after reaching high points in February of 2021 following U.S. elections. Actual Federal cannabis reform has been slow to develop. For the period April 1, 2021 through fiscal year end June 30, 2021, YOLO lost – 10.58% on market price and -10.12% on Net Asset Value, while the S&P 500 was positive.

In early 2020, the Fund was negatively impacted by the COVID-19 pandemic, along with the overall market. From relatively low market levels in the 2020 summer, cannabis stocks rebounded better on average than the overall market.

As a specialty area of investing, cannabis stocks as a group can perform with low correlation to the overall market. Many investors feel that additional cannabis stock success will come with continued Federal law reform in the United States. Following a sell-off and underperformance in the Spring of 2021, we are very bullish on cannabis growth prospects long term, and think they are poised for good performance in the next fiscal year with major legislative and market developments.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 17, 2019* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	Since Inception 4/17/2019*
AdvisorShares Pure Cannabis ETF NAV	109.96%	-4.09%
AdvisorShares Pure Cannabis ETF Market Price**	109.35%	-4.10%
S&P 500 Index	40.79%	21.70%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.18% and net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure US Cannabis ETF (MSOS)

The AdvisorShares Pure US Cannabis ETF (MSOS) only launched with an inception date of September 1, 2020 and has less than 1 full year of performance. Since its launch, the Fund grew its total assets under management to more than $950 million by June 30, 21021. In the 10 months since it started, the Fund gained more than 60%. Most of the Fund’s positive performance came in last few months of 2020 and first two months of 2021 following U.S. elections and continued state by state cannabis approvals in the U.S.

Since reaching a high point in February of 2021, cannabis stocks as a group of been more negative than positive as expected U.S. cannabis law reforms are slower to develop than many investors expected. As this Fund is 100% United States focused, it is more susceptible to volatility based on U.S. cannabis laws and potential changes to those laws. For April 1, 2021 through fiscal year end June 30, 2021, the Fund MSOS lost -5.56% on market price and -5.54% on Net Asset Value, while the S&P 500 was positive. The Fund’s future performance is expected to be based on continued growth of U.S. cannabis sales expansion and can be greatly impacted by expected legal reforms in cannabis laws.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 1, 2020* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

Since Inception 9/1/2020*
AdvisorShares Pure US Cannabis ETF NAV	60.86%
AdvisorShares Pure US Cannabis ETF Market Price**	60.32%
S&P 500 Index	23.41%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.87% and net expense ratio is 0.74%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Q Dynamic Growth ETF (QPX)

The AdvisorShares Q Dynamic Growth ETF (QPX) was launched on December 28, 2020, so there is only a little more than six months of performance to report on. From its inception through the fiscal year ended June 30, 2021, the fund finished behind its benchmark, the S&P 500 Index. However, during the 2nd quarter of 2021, QPX outperformed its benchmark.

QPX stayed heavily weighted in large stocks and the technology sector throughout the period, as this exposure has a much higher risk/reward characteristics than other segments of the market (per QPX’s model). The short-term underperformance was due to a bounce back from financials and energy sectors in the first quarter of 2021, as well as some idiosyncratic events around a well-known concentrated ‘Innovation ETF’ which saw redemptions and put price pressure on the larger names in our portfolio.

During the fund’s shortened fiscal year time frame, QPX’s market volatility indicator — the proprietary QIX™ Index — was not triggered and no defensive rebalancing occurred. From the end of December 2020 through June 30, 2021, the QIX index fluctuated from a low of 13.26 to a high of 25.81, well below the trigger level of 37.50.

At fiscal year-end, the lion’s share of QPX’s portfolio exposure remains in large growth and the technology sector.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
December 28, 2020* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

Since Inception 12/28/2020*
AdvisorShares Q Dynamic Growth ETF NAV	12.50%
AdvisorShares Q Dynamic Growth ETF Market Price**	12.52%
S&P 500 Index	15.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.46%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.45%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Q Portfolio Blended Allocation ETF (QPT)

The AdvisorShares Q Portfolio Balanced Allocation ETF (QPT) was launched on December 28, 2020, so there is only a little more than six months of performance to report on. From its inception through the fiscal year ended June 30, 2021, the fund finished behind its blended benchmark — 60% S&P 500 Index/40% Bloomberg Barclays Aggregate Bond Index. However, during the 2nd quarter of 2021, QPT outperformed its benchmark.

QPT’s short-term underperformance during the first quarter of 2021 was due to a rapid rise in long-term interest rates, following the U.S. Presidential election, and inflation worries. This trend reversed in 2021’s second quarter and led to QPT’s overperformance over its benchmark.

In the most recent re-optimization of the portfolio, QPT has shed its gold exposure and increased its allocation to long-term bonds, growth equities and the technology sector.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
December 28, 2020* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

Since Inception 12/28/2020*
AdvisorShares Q Portfolio Blended Allocation ETF NAV	3.07%
AdvisorShares Q Portfolio Blended Allocation ETF Market Price**	3.04%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	8.73%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.17%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond TR USD Index is an unmanaged index considered representative of the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

2021 was a unique period in the history of the world and in short-only investment funds. The AdvisorShares Ranger Equity Bear ETF (HDGE) had strong performance in the first part of the year as COVID negatively impacted the markets and the unknowns surrounding the contagiousness and death rate of the disease spooked the markets.

The U.S. government and Federal Reserve acted swiftly in addressing the potential for severe economic decline caused by COVID disruptions.

The fund’s managers recognized that this injection of liquidity was unprecedented. In addition, overall market sentiment measured by several indicators hit generational lows. The market appeared to be pressed too hard too fast and had little downside left.

Exposure to short positions was dramatically pared back as a result. The market rally was also unprecedented from those lows.

Generally, the fund focuses on the lowest quality companies with respect to earnings quality, cash flow generation, and strength of balance sheet. Despite reducing exposure, these types of companies are prone to significant rebounds off deeply oversold lows. As a result of the strength of the rebound, the fund’s performance was negatively affected by the magnitude of a low-quality rally in the second half of the year.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2011 to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Ranger Equity Bear ETF NAV	-52.62%	-33.39%	-26.31%	-20.43%
AdvisorShares Ranger Equity Bear ETF Market Price*	-52.58%	-33.34%	-26.31%	-20.43%
S&P 500 Index	40.79%	18.67%	17.65%	14.84%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 3.36%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

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*       The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Restaurant ETF (EATZ)

The AdvisorShares Restaurant (EATZ) launched with an inception date of April 20, 2021. In the short period since its launch, the Fund showed just a small loss of -1.01% on its market price and net asset value (NAV).

While the Fund’s overall performance is largely tied to the success of the restaurant industry, we aim for relative outperformance through good individual security selection and successful trading. The Fund is meant for a long-term focus, but we feel bullish about its future growth prospects as the world’s restaurant industries have yet to recover from the COVID-19 pandemic and return to full sales capacity.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2021

Since Inception 4/20/2021*
AdvisorShares Restaurant NAV	-1.01%
AdvisorShares Restaurant ETF Market Price**	-1.01%
S&P 500 Index	4.23%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.79% and the net expense ratio is 0.79%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (HOLD) had both a NAV and price-based return of 1.08% during the one-year period ending June 30th, 2021. It outperformed its benchmark, the Bloomberg Barclays 1-3 month T-bill index, which returned 0.07% during the same period.

Since the beginning of the Covid pandemic, Treasury rates have been very low, and short-term rates have hovered near zero, providing little income for those seeking a short duration asset. Over the past 12 months, the fund benefited from its large allocation to a variety of spread products, including corporate credit, and securitized products. This allocation allowed the fund to harvest significantly more income than the index.

As we look ahead, the Federal Reserve will continue to be the most important player in the market. The shape of the Treasury curve has already undergone a major change, with the 2’s-30’s curve (10-Year Treasury yield minus 2-Year Treasury yield) flattening more than 50 basis-points (or 0.50%) over the last 8 weeks. With the futures market now implying rate hikes being moved up into late 2022, short-term rates will be the most adversely impacted by this event. Consequently, duration positioning will play an important role in the portfolio’s performance. In anticipation of rising rates, the fund will continue to maintain an allocation to floating rate securities to help minimize duration risk while maintaining the portfolio yield. This will coincide with our overall credit positioning. Credit spreads currently sit near historically tight levels, so shortening the overall spread duration will allow us to maximize the benefit of any spread widening we may see in the months ahead.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	Since Inception 1/14/2014*
AdvisorShares Sage Core Reserves ETF NAV	1.09%	1.56%	1.42%	1.08%
AdvisorShares Sage Core Reserves ETF Market Price**	1.21%	1.56%	1.38%	1.08%
Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index	0.07%	1.27%	1.11%	0.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.54% and the net expense ratio is 0.36%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (VEGA) performed well during the past fiscal year ending June 30, 2021, with a return of 24.04% (NAV). This was unexpected given VEGA’s U.S. Equity exposure, which is currently is just below 50%. The broad U.S. Market as represented by the S&P 500 Index was up over 40%. In addition to U.S. Equity, VEGA has exposure to non-U.S. Equity, Emerging Market Equity and Fixed Income. Of these additional broad exposures, Fixed Income lagged the pack with performance of only 4.10% – however, that was still positive.

During the previous 12 months, VEGA completed a few tactical shifts, the most notable of which was the re-inclusion of Emerging Markets into the portfolio, as well as the addition of International Technology sector. Both of these exposures speak to the belief that 2021 and beyond may see more growth outside of the U.S. Beyond the long-held positions, VEGA continues to sell Covered Calls* and purchase Protective Puts.** During late 2020 and early 2021, VEGA was conservative with its Covered Call selling – the selling of Covered Calls caps the potential upside exposure to the market. Given the rebound in process from the lows of early 2020, VEGA’s portfolio management felt it prudent to sell further Out-of-The-Money Calls for less of the portfolio to capture greater upside potential. This proved successful as VEGA participated in more of the market’s upside movement than it would have had more Covered Call coverage been in place.

With the U.S. economy reopening, GDP growing back above pre-pandemic levels, more fiscal stimulus potentially on the horizon, and monetary policy continuing to be easy, markets have reached all-time highs and continued to grow. Because of this, it is important to look at the fundamentals and valuations in the equity market. U.S. growth stocks have been on quite the run as we saw a flight to quality during the pandemic and the introduction of a mass amount of younger, lower income retail investors. It’s possible this trend could continue as the stimulus continues, but valuations are high, and there is merit in leaning towards value stocks versus growth. As the rest of the world catches up to the U.S. in terms of vaccinations and economies reopening, we believe there is value to be had internationally, specifically in select emerging market countries, and to having a more globally diversified balanced equity portfolio. While equity markets have been on an uninterrupted bull run since November of 2020, the S&P 500 Index has historically experienced an average intra-year drop of 14.3% each year since 1980. Volatility is present and possible as retail investors continue to flood the markets. Portfolios may need something to offset equity markets should a correction occur and that is where high quality fixed income will fit. To achieve yield through fixed income, portfolios may need to move down in credit quality with a portion of the fixed income allocation. There are countless scenarios that could play out through the remainder of the year related to the virus, fiscal decisions, monetary decisions, and unexpected market events. We continue to emphasize using volatility to aid the portfolio through VEGAs’ Covered Calls and Protective Puts strategies to help buffer potential pullbacks.

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*       A covered call option involves holding a long position in a particular asset, in this case shares of an ETP, and writing a call option on that same asset with the goal of realizing additional income from the option premium. A put option is a contract that gives the owner of the option the right to sell a specified amount of the asset underlying the option at a specified price within a specified time.

**      A protective put is an option strategy which entails buys shares of a security and, at the same time, enough put options to cover those shares. This can act as a hedge on the invested security, since matching puts with shares of the stock can limit the downside (due to the nature of puts).

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	5 Year	Since Inception 9/17/2012*
AdvisorShares STAR Global Buy-Write ETF NAV	24.04%	9.15%	8.71%	5.78%
AdvisorShares STAR Global Buy-Write ETF Market Price**	23.86%	9.13%	8.71%	5.78%
MSCI All Country World Index (Net)	39.27%	14.57%	14.61%	11.10%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the einvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.37% and the net expense ratio is 2.02%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (VICE)

The AdvisorShares Vice ETF (VICE) showed strong performance for the 12-month timeframe of July 1, 2020 through June 30, 2021, outpacing the S&P 500, while the over market continued to recover from lows in early 2020 related to COVID-19.

During the year, some exciting changes in the Fund took place. AdvisorShares Vice ETF formerly operated under the ticker symbol ACT but was able to switch to the new symbol VICE, while also changing the Fund’s Principal Investment Strategy to add more of a gaming, food, and entertainment focus, along with other vice-related stocks like alcohol that the Fund already held large weightings in. The Fund’s out-performance was based largely on its top holdings in brewers, and in new positions we able to add in online gaming and casinos.

While the Fund’s overall performance is largely tied to of those areas such as alcohol, gambling, online gaming, and food we aim for relative outperformance through good individual security selection and successful trading techniques.

As the overall market once again seems unpredictable in mid-2021 as COVID-19 and its newer variants still weigh on the economy, we believe that alcohol, gaming, entertainment, and other vice-oriented stocks can often look attractive and show their “market-resistant” qualities. We expect the Vice ETF to perform with less volatility than the overall market and certain vice-oriented stocks to offer good growth regardless of overall market conditions.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 12, 2017* to June 30, 2021

HISTORICAL PERFORMANCE
Total Return as of June 30, 2021

	1 Year	3 Year	Since Inception 12/12/2017*
AdvisorShares VICE ETF NAV	59.98%	14.12%	12.62%
AdvisorShares VICE ETF Market Price**	60.05%	13.99%	12.61%
S&P 500 Index	40.79%	18.67%	16.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.59% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*       Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited)

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2021 and held for the period ended June 30, 2021, unless noted below for Funds not in operations for the full six month period.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Alpha DNA Equity Sentiment ETF
Actual	$1,000.00	$1,066.90	1.08%	$4.54	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.88	1.08%	$4.43
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$1,092.90	1.10%	$5.71	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
AdvisorShares Dorsey Wright Alpha Equal Weight ETF
Actual	$1,000.00	$1,002.50	0.93%	$4.64	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.16	0.93%	$4.68
AdvisorShares Dorsey Wright FSM All Cap World ETF(3)
Actual	$1,000.00	$986.50	0.85%	$4.21	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.56	0.85%	$4.28

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Dorsey Wright FSM US Core ETF(3)
Actual	$1,000.00	$1,083.40	0.88%	$4.53	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.44	0.88%	$4.40
AdvisorShares Dorsey Wright Micro-Cap ETF
Actual	$1,000.00	$1,303.70	1.25%	$7.14	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Dorsey Wright Short ETF
Actual	$1,000.00	$747.80	1.24%	$5.39	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.62	1.24%	$6.23
AdvisorShares DoubleLine Value Equity ETF
Actual	$1,000.00	$1,184.00	0.90%	$4.87	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$1,074.20	0.65%	$3.36	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.56	0.65%	$3.27
AdvisorShares FolioBeyond Smart Core Bond ETF(3)
Actual	$1,000.00	$996.30	0.95%	$4.70	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Hotel ETF
Actual	$1,000.00	$947.70	0.99%	$1.88	(4)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,007.80	0.99%	$1.93
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,003.80	0.75%	$3.73	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Pure Cannabis ETF
Actual	$1,000.00	$1,242.10	0.74%	$4.11	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
AdvisorShares Pure US Cannabis ETF
Actual	$1,000.00	$1,107.50	0.69%	$3.58	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.39	0.69%	$3.44
AdvisorShares Q Dynamic Growth ETF(3)
Actual	$1,000.00	$1,125.20	1.43%	$7.54	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.70	1.43%	$7.16

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Q Portfolio Blended Allocation ETF(3)
Actual	$1,000.00	$1,028.20	0.99%	$4.98	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$757.50	1.90%	$8.29	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.36	1.90%	$9.50
AdvisorShares Restaurant ETF
Actual	$1,000.00	$987.50	0.99%	$1.91	(4)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,007.80	0.99%	$1.93
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,001.90	0.35%	$1.74	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF(3)
Actual	$1,000.00	$1,081.40	1.85%	$9.55	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Vice ETF
Actual	$1,000.00	$1,177.00	0.99%	$5.34	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

____________

(1)    Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 148/365 (to reflect commencement of operations to February 2, 2021).

(2)    Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

(3)    The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the funds in which the Fund is invested in. These ratios do not include these indirect fees and expenses.

(4)    Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 71/365 (to reflect commencement of operations to April 20, 2021).

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 97.2%
Apparel — 3.3%
Tapestry, Inc.*	17,502	$760,987
Under Armour, Inc., Class C*	40,247	747,387
Urban Outfitters, Inc.*	18,733	772,174
Total Apparel		2,280,548
Commercial Services — 4.2%
Aaron’s Co., Inc. (The)	21,941	701,893
AMN Healthcare Services, Inc.*	7,845	760,808
Paylocity Holding Corp.*	3,836	731,909
PayPal Holdings, Inc.*	2,540	740,359
Total Commercial Services		2,934,969
Computers — 4.2%
Crowdstrike Holdings, Inc., Class A*	2,924	734,831
Pure Storage, Inc., Class A*	37,457	731,535
Western Digital Corp.*	10,655	758,316
Zscaler, Inc.*	3,370	728,122
Total Computers		2,952,804
Distribution/Wholesale — 2.1%
Leslie’s, Inc.*	27,519	756,497
W.W. Grainger, Inc.	1,681	736,278
Total Distribution/Wholesale		1,492,775
Electrical Components & Equipment — 1.1%
Emerson Electric Co.	7,848	755,292
Electronics — 3.2%
Flex Ltd.*	41,733	745,769
nVent Electric PLC	24,198	755,946
Sensata Technologies Holding PLC*	12,993	753,204
Total Electronics		2,254,919
Entertainment — 2.2%
Everi Holdings, Inc.*	30,415	758,550
Penn National Gaming, Inc.*(a)	9,863	754,421
Total Entertainment		1,512,971
Healthcare – Products — 2.1%
Bruker Corp.	9,844	747,947
DENTSPLY SIRONA, Inc.	11,797	746,278
Total Healthcare – Products		1,494,225
Home Builders — 1.1%
Winnebago Industries, Inc.	10,926	742,531
Investments	Shares	Value
COMMON STOCKS (continued)
Home Furnishings — 2.1%
Sleep Number Corp.*	6,602	$725,890
Tempur Sealy International, Inc.	19,281	755,622
Total Home Furnishings		1,481,512
Internet — 10.6%
Airbnb, Inc., Class A*	4,974	761,718
Alphabet, Inc., Class C*	294	736,858
Amazon.com, Inc.*	217	746,515
Cargurus, Inc.*	27,438	719,699
Expedia Group, Inc.*	4,560	746,518
Facebook, Inc., Class A*	2,097	729,148
FireEye, Inc.*	35,564	719,104
Mimecast Ltd.*	13,780	731,029
Okta, Inc.*	3,014	737,466
Roku, Inc.*	1,694	777,969
Total Internet		7,406,024
Leisure Time — 2.2%
Brunswick Corp.	7,707	767,771
Vista Outdoor, Inc.*	16,718	773,709
Total Leisure Time		1,541,480
Machinery – Diversified — 2.1%
Cognex Corp.	9,008	757,123
Ichor Holdings Ltd.*	13,793	742,063
Total Machinery – Diversified		1,499,186
Miscellaneous Manufacturing — 3.2%
Eaton Corp. PLC	5,091	754,385
Parker-Hannifin Corp.	2,455	753,955
Trane Technologies PLC	4,081	751,475
Total Miscellaneous Manufacturing		2,259,815
Oil & Gas — 1.1%
Pioneer Natural Resources Co.	4,654	756,368
Retail — 22.5%
Abercrombie & Fitch Co., Class A*	16,423	762,520
Advance Auto Parts, Inc.	3,647	748,146
Best Buy Co., Inc.	6,495	746,795
BJ’s Restaurants, Inc.*	15,358	754,692
Boot Barn Holdings, Inc.*	8,938	751,239
Brinker International, Inc.*	12,329	762,549
See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Retail (continued)
Cheesecake Factory, Inc. (The)*	13,958	$756,244
Costco Wholesale Corp.	1,881	744,255
Dave & Buster’s Entertainment, Inc.*	18,464	749,638
Dick’s Sporting Goods, Inc.	7,525	753,930
Five Below, Inc.*	3,815	737,325
Floor & Decor Holdings, Inc., Class A*	7,141	754,804
Foot Locker, Inc.	12,284	757,063
Home Depot, Inc. (The)	2,373	756,726
Jack in the Box, Inc.	6,317	703,967
Lowe’s Cos., Inc.	3,860	748,724
MarineMax, Inc.*(a)	15,524	756,640
Papa John’s International, Inc.	7,140	745,702
RH*	1,082	734,678
Texas Roadhouse, Inc.	7,857	755,843
Williams-Sonoma, Inc.	4,676	746,523
Total Retail		15,728,003
Semiconductors — 19.4%
Advanced Micro Devices, Inc.*	8,564	804,417
Alpha & Omega Semiconductor Ltd.*	24,492	744,312
Ambarella, Inc.*	7,031	749,716
Applied Materials, Inc.	5,290	753,296
Broadcom, Inc.	1,577	751,977
Entegris, Inc.	6,143	755,405
MaxLinear, Inc.*	17,795	756,110
Micron Technology, Inc.*	8,944	760,061
MKS Instruments, Inc.	4,216	750,237
Monolithic Power Systems, Inc.	1,992	743,912
NVIDIA Corp.	933	746,493
ON Semiconductor Corp.*	19,291	738,459
Onto Innovation, Inc.*	10,137	740,406
Semtech Corp.*	11,055	760,584
Silicon Laboratories, Inc.*	4,927	755,063
SiTime Corp.*	5,778	731,437
Texas Instruments, Inc.	3,894	748,816
Ultra Clean Holdings, Inc.*	13,676	734,675
Total Semiconductors		13,525,376
Software — 5.2%
Bill.Com Holdings, Inc.*	3,997	732,171
Elastic NV*	5,015	730,986
Five9, Inc.*	4,046	741,996
Nutanix, Inc., Class A*	18,991	725,836
Investments	Shares	Value
COMMON STOCKS (continued)
Software (continued)
RingCentral, Inc., Class A*	2,430	$706,109
Total Software		3,637,098
Telecommunications — 4.2%
Calix, Inc.*	15,226	723,235
Cambium Networks Corp.*	14,698	710,648
Ciena Corp.*	12,963	737,465
Juniper Networks, Inc.	26,943	736,891
Total Telecommunications		2,908,239
Textiles — 1.1%
Mohawk Industries, Inc.*	3,927	754,730
Total Common Stocks (Cost $65,111,129)		67,918,865
MONEY MARKET FUND — 0.6%
Fidelity Investments Money Market Government Portfolio — Class I, 0.01%(b) (Cost $429,823)	429,823	429,823
	Notional Amount	Contracts
PURCHASED PUT OPTIONS — 1.6%
iShares Russell 2000 ETF, expiring 09/30/21, Strike Price $211.00	$19,791,800	938	382,235
iShares Russell 2000 ETF, expiring 09/30/21, Strike Price $212.00	18,571,200	876	373,614
SPDR S&P 500 ETF Trust, expiring 10/15/21, Strike Price $390.00	10,959,000	281	158,765
SPDR S&P 500 ETF Trust, expiring 10/15/21, Strike Price $395.00	11,060,000	280	176,540
Total Purchased Put Options (Cost $1,455,361)			1,091,154
Total Investments — 99.4% (Cost $66,996,313)			69,439,842
Other Assets in Excess of Liabilities — 0.6%			466,899
Net Assets — 100.0%			$69,906,741

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

*        Non-income producing security.

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF Schedule of Investments (continued) June 30, 2021

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $905,175; the aggregate market value of the collateral held by the fund is $921,436. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $921,436.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$67,918,865	$—	$—	$67,918,865
Money Market Fund	429,823	—	—	429,823
Purchased Put Options	1,091,154	—	—	1,091,154
Total	$69,439,842	$—	$—	$69,439,842

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	3.3%
Commercial Services	4.2
Computers	4.2
Distribution/Wholesale	2.1
Electrical Components & Equipment	1.1
Electronics	3.2
Entertainment	2.2
Healthcare – Products	2.1
Home Builders	1.1
Home Furnishings	2.1
Internet	10.6
Leisure Time	2.2
Machinery – Diversified	2.1
Miscellaneous Manufacturing	3.2
Oil & Gas	1.1
Purchased Put Option	1.6
Retail	22.5
Semiconductors	19.4
Software	5.2
Telecommunications	4.2
Textiles	1.1
Money Market Fund	0.6
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investment June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 98.8%
Aerospace/Defense — 3.1%
Embraer SA (Brazil)*(a)	179,746	$2,721,354
Airlines — 2.1%
Ryanair Holdings PLC (Ireland)*(a)	17,112	1,851,690
Apparel — 4.2%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	23,442	3,699,148
Auto Manufacturers — 2.6%
Tata Motors Ltd. (India)*(a)(b)	101,520	2,312,626
Banks — 11.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)*(a)(b)	348,612	2,164,881
Barclays PLC (United Kingdom)(a)	156,340	1,508,681
HDFC Bank Ltd. (India)*(a)	27,234	1,991,350
ICICI Bank Ltd. (India)*(a)	128,364	2,195,024
ING Groep NV (Netherlands)(a)(b)	151,838	2,010,335
Total Banks		9,870,271
Biotechnology — 6.3%
Bicycle Therapeutics PLC (United Kingdom)*(a)(b)	50,760	1,541,073
BioNTech SE (Germany)*(a)	18,134	4,059,840
Total Biotechnology		5,600,913
Building Materials — 5.7%
Cemex SAB de CV (Mexico)*(a)	340,698	2,861,863
CRH PLC (Ireland)(a)(b)	43,256	2,199,135
Total Building Materials		5,060,998
Chemicals — 4.4%
Sasol Ltd. (South Africa)*(a)	130,980	2,007,923
Sociedad Quimica y Minera de Chile SA (Chile)(a)	40,302	1,907,494
Total Chemicals		3,915,417
Computers — 3.5%
Logitech International SA (Switzerland)(b)	25,814	3,121,429
Electrical Components & Equipment — 2.5%
ABB Ltd. (Switzerland)(a)(b)	64,764	2,201,328
Energy – Alternate Sources — 1.7%
Vestas Wind Systems A/S (Denmark)(a)(b)	113,475	1,479,714
Investments	Shares	Value
COMMON STOCKS (continued)
Food — 2.3%
Cia Brasileira de Distribuicao (Brazil)(a)(b)	264,360	$2,059,364
Healthcare – Products — 1.6%
Koninklijke Philips NV (Netherlands)	28,363	1,409,641
Home Furnishings — 2.2%
Sony Group Corp. (Japan)(a)	19,891	1,933,803
Iron/Steel — 10.9%
ArcelorMittal SA (Luxembourg)(b)	73,732	2,290,116
Cia Siderurgica Nacional SA (Brazil)(a)	287,539	2,524,592
POSCO (South Korea)(a)(b)	32,963	2,530,570
Ternium SA (Mexico)(a)	61,613	2,369,636
Total Iron/Steel		9,714,914
Lodging — 2.4%
Huazhu Group Ltd. (China)*(a)	40,609	2,144,561
Media — 2.5%
Grupo Televisa SAB (Mexico)(a)	158,863	2,268,564
Metal Fabricate/Hardware — 2.2%
Tenaris SA(a)	90,678	1,985,848
Mining — 6.3%
Rio Tinto PLC (Australia)(a)(b)	27,945	2,344,306
Sibanye Stillwater Ltd. (South Africa)(a)(b)	193,267	3,233,357
Total Mining		5,577,663
Semiconductors — 12.0%
ASML Holding NV (Netherlands)	7,102	4,906,346
Himax Technologies, Inc. (Taiwan)(a)(b)	202,416	3,372,250
NXP Semiconductors NV (China)	11,603	2,386,969
Total Semiconductors		10,665,565
Telecommunications — 4.7%
KT Corp. (South Korea)(a)	157,762	2,200,780
SK Telecom Co., Ltd. (South Korea)(a)(b)	63,382	1,990,829
Total Telecommunications		4,191,609

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Transportation — 4.5%
Danaos Corp. (Greece)	51,888	$3,984,480
Total Common Stocks (Cost $68,709,101)		87,770,900
MONEY MARKET FUNDS — 8.1%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(c)(d)	1,394,000	1,394,000
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(c)(d)	1,080,000	1,080,000
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 0.03%(c)(d)	790,000	790,000
Invesco Government & Agency Portfolio — Private Investment Class, 0.03%(c)	1,126,675	1,126,675
Invesco STIT — Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,080,000	1,080,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.01%(c)(d)	715,000	715,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 0.03%(c)(d)	970,000	970,000
Total Money Market Funds (Cost $7,155,675)		7,155,675
REPURCHASE AGREEMENTS — 12.3%(d)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $3,042,520, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $3,103,365)	$3,042,515	3,042,515
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $3,950,235, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $4,029,235)	3,950,230	3,950,230
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $3,950,235, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $4,029,235)	$3,950,230	$3,950,230
Total Repurchase Agreements (Cost $10,942,975)		10,942,975
Total Investments — 119.2%
(Cost $86,807,751)		105,869,550
Liabilities in Excess of Other Assets — (19.2%)		(17,033,082)
Net Assets — 100.0%		$88,836,468

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)      American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $22,911,915; the aggregate market value of the collateral held by the fund is $23,489,787.  The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $6,517,812.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$87,770,900	$—	$—	$87,770,900
Money Market Funds	7,155,675	—	—	7,155,675
Repurchase Agreements	—	10,942,975	—	10,942,975
Total	$94,926,575	$10,942,975	$—	$105,869,550

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.1%
Airlines	2.1
Apparel	4.2
Auto Manufacturers	2.6
Banks	11.1
Biotechnology	6.3
Building Materials	5.7
Chemicals	4.4
Computers	3.5
Electrical Components & Equipment	2.5
Energy – Alternate Sources	1.7
Food	2.3
Healthcare – Products	1.6
Home Furnishings	2.2
Iron/Steel	10.9
Lodging	2.4
Media	2.5
Metal Fabricate/Hardware	2.2
Mining	6.3
Semiconductors	12.0
Telecommunications	4.7
Transportation	4.5
Money Market Funds	8.1
Repurchase Agreements	12.3
Total Investments	119.2
Liabilities in Excess of Other Assets	(19.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 99.8%
Aerospace/Defense — 5.0%
HEICO Corp.	14,454	$2,015,177
TransDigm Group, Inc.*	3,078	1,992,358
Total Aerospace/Defense		4,007,535
Banks — 9.6%
Commerce Bancshares, Inc.	25,809	1,924,319
Signature Bank	8,094	1,988,291
SVB Financial Group*	3,416	1,900,765
Western Alliance Bancorp	19,617	1,821,439
Total Banks		7,634,814
Building Materials — 2.5%
Builders FirstSource, Inc.*(a)	46,378	1,978,486
Commercial Services — 2.6%
AMERCO	3,503	2,064,668
Distribution/Wholesale — 4.8%
SiteOne Landscape Supply, Inc.*	11,048	1,869,984
Watsco, Inc.	6,904	1,978,963
Total Distribution/Wholesale		3,848,947
Diversified Financial Services — 10.1%
Ally Financial, Inc.	35,996	1,794,041
Apollo Global Management, Inc.(a)	35,831	2,228,688
Discover Financial Services	16,440	1,944,687
OneMain Holdings, Inc.	33,680	2,017,769
Total Diversified Financial Services		7,985,185
Electronics — 2.5%
Honeywell International, Inc.	9,072	1,989,943
Hand/Machine Tools — 2.3%
Snap-on, Inc.	8,048	1,798,165
Insurance — 2.4%
Arthur J Gallagher & Co.	13,733	1,923,719
Machinery – Diversified — 4.9%
IDEX Corp.	8,839	1,945,022
Toro Co. (The)	17,663	1,940,810
Total Machinery – Diversified		3,885,832
Investments	Shares	Value
COMMON STOCKS (continued)
Metal Fabricate/Hardware — 2.5%
Advanced Drainage Systems, Inc.	17,406	$2,029,017
Miscellaneous Manufacturing — 7.6%
A O Smith Corp.	28,209	2,032,741
Illinois Tool Works, Inc.	8,680	1,940,501
Trane Technologies PLC	11,125	2,048,557
Total Miscellaneous Manufacturing		6,021,799
Oil & Gas — 20.0%
APA Corp.	86,504	1,871,081
Continental Resources, Inc.	56,224	2,138,199
Devon Energy Corp.	64,665	1,887,571
EOG Resources, Inc.	23,611	1,970,102
EQT Corp.*	90,230	2,008,520
Hess Corp.	22,728	1,984,609
Marathon Petroleum Corp.	32,890	1,987,214
Pioneer Natural Resources Co.	12,445	2,022,561
Total Oil & Gas		15,869,857
Oil & Gas Services — 7.1%
Baker Hughes Co.	77,985	1,783,517
Halliburton Co.	83,875	1,939,190
Schlumberger NV	58,941	1,886,701
Total Oil & Gas Services		5,609,408
Pipelines — 2.8%
Targa Resources Corp.	50,075	2,225,834
Transportation — 4.8%
Old Dominion Freight Line, Inc.	7,615	1,932,687
Saia, Inc.*	8,815	1,846,654
Total Transportation		3,779,341
Venture Capital — 8.3%
Ares Management Corp., Class A	36,308	2,308,826
Blackstone Group, Inc. (The)	21,876	2,125,035
KKR & Co., Inc.	36,234	2,146,502
Total Venture Capital		6,580,363
Total Common Stocks (Cost $78,598,114)		79,232,913

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
MONEY MARKET FUND — 0.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(b) (Cost $212,127)	212,127	$212,127
Total Investments — 100.1% (Cost $78,810,241)		79,445,040
Liabilities in Excess of Other Assets — (0.1%)		(51,369)
Net Assets — 100.0%		$79,393,671

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,122,988; the aggregate market value of the collateral held by the fund is $4,217,353. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $4,217,353.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$79,232,913	$—	$—	$79,232,913
Money Market Fund	212,127	—	—	212,127
Total	$79,445,040	$—	$—	$79,445,040

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments (continued) June 30, 2021

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	5.0%
Banks	9.6
Building Materials	2.5
Commercial Services	2.6
Distribution/Wholesale	4.8
Diversified Financial Services	10.1
Electronics	2.5
Hand/Machine Tools	2.3
Insurance	2.4
Machinery – Diversified	4.9
Metal Fabricate/Hardware	2.5
Miscellaneous Manufacturing	7.6
Oil & Gas	20.0
Oil & Gas Services	7.1
Pipelines	2.8
Transportation	4.8
Venture Capital	8.3
Money Market Fund	0.3
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF Schedule of Investments June 30, 2021
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.7%
Equity Fund — 99.7%
Invesco S&P 500 Equal Weight ETF(a)	526,487	$79,357,386
Invesco S&P 500 Pure Value ETF	982,961	75,855,100
Total Exchange Traded Funds (Cost $159,179,190)		155,212,486
MONEY MARKET FUNDS — 21.9%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(b)(c)	6,766,000	6,766,000
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(b)	357,633	357,633
Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(b)(c)	2,570,000	2,570,000
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 0.03%(b)(c)	6,269,000	6,269,000
Invesco STIT — Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	6,993,000	6,993,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%(b)(c)	5,927,000	5,927,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 0.03%(b)(c)	5,176,000	5,176,000
Total Money Market Funds (Cost $34,058,633)		34,058,633
REPURCHASE AGREEMENTS — 29.2%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $8,593,576, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $8,765,433)	$8,593,562	8,593,562
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $18,417,397, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $18,785,719)	$18,417,371	$18,417,371
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $18,417,397, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $18,785,719)	18,417,371	18,417,371
Total Repurchase Agreements (Cost $45,428,304)		45,428,304
Total Investments — 150.8%
(Cost $238,666,127)		234,699,423
Liabilities in Excess of Other Assets — (50.8%)		(79,026,548)
Net Assets — 100.0%		$155,672,875

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $77,765,526; the aggregate market value of the collateral held by the fund is $79,175,418.  The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $46,114.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$155,212,486	$—	$—	$155,212,486
Money Market Funds	34,058,633	—	—	34,058,633
Repurchase Agreements	—	45,428,304	—	45,428,304
Total	$189,271,119	$45,428,304	$—	$234,699,423

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.7%
Money Market Funds	21.9
Repurchase Agreements	29.2
Total Investments	150.8
Liabilities in Excess of Other Assets	(50.8)
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2021 were as follows:

Affiliated Holding Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2021	Value at 6/30/2021	Dividend Income
iShares Morningstar Mid-Cap Growth ETF	$—	$173,481,384	$(186,681,487)	$13,200,103	$—	—	$—	$28,121
iShares Morningstar Small-Cap Growth ETF	—	143,006,139	(152,397,168)	9,391,029	—	—	—	32,848
Total	$—	$316,487,523	$(339,078,655)	$22,591,132	$—	—	$—	$60,969

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF Schedule of Investments June 30, 2021
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.7%
Equity Fund — 99.7%
Invesco QQQ Trust Series 1(a)	136,371	$48,333,974
Invesco S&P 500 Equal Weight ETF(a)	298,729	45,027,422
Total Exchange Traded Funds (Cost $78,786,059)		93,361,396
MONEY MARKET FUNDS — 16.9%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(b)(c)	3,790,000	3,790,000
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(b)	308,441	308,441
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 0.03%(b)(c)	3,150,000	3,150,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%(b)(c)	2,730,000	2,730,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 0.03%(b)(c)	1,950,000	1,950,000
STIT — Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	3,910,000	3,910,000
Total Money Market Funds (Cost $15,838,441)		15,838,441
REPURCHASE AGREEMENTS — 32.0%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $8,762,384, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $8,937,616)	$8,762,369	8,762,369
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $10,578,250, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $10,789,800)	$10,578,235	$10,578,235
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $10,578,250, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $10,789,800)	10,578,235	10,578,235
Total Repurchase Agreements (Cost $29,918,839)		29,918,839
Total Investments — 148.6%
(Cost $124,543,339)		139,118,676
Liabilities in Excess of Other Assets — (48.6%)		(45,469,698)
Net Assets — 100.0%		$93,648,978

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $44,637,335; the aggregate market value of the collateral held by the fund is $45,448,839.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$93,361,396	$—	$—	$93,361,396
Money Market Funds	15,838,441	—	—	15,838,441
Repurchase Agreements	—	29,918,839	—	29,918,839
Total	$109,199,837	$29,918,839	$—	$139,118,676

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.7%
Money Market Funds	16.9
Repurchase Agreements	32.0
Total Investments	148.6
Liabilities in Excess of Other Assets	(48.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 98.7%
Advertising — 0.5%
MDC Partners, Inc., Class A*	8,342	$48,801
Agriculture — 0.4%
Turning Point Brands, Inc.	705	32,268
Apparel — 0.9%
Rocky Brands, Inc.	750	41,700
Unifi, Inc.*	1,463	35,639
Total Apparel		77,339
Auto Parts & Equipment — 4.5%
Commercial Vehicle Group, Inc.*	4,684	49,791
Modine Manufacturing Co.*	2,585	42,885
Shyft Group, Inc. (The)	1,308	48,932
Superior Industries International, Inc.*	6,551	56,470
Titan International, Inc.*	6,203	52,601
XPEL, Inc.*	1,740	145,934
Total Auto Parts & Equipment		396,613
Banks — 3.8%
Altabancorp	956	41,404
Coastal Financial Corp.*	1,460	41,698
First Foundation, Inc.	1,655	37,254
Hanmi Financial Corp.	2,078	39,607
Merchants Bancorp	1,169	45,872
Metropolitan Bank Holding Corp.*	693	41,732
MVB Financial Corp.	1,225	52,259
Reliant Bancorp, Inc.	1,454	40,319
Total Banks		340,145
Biotechnology — 4.2%
Avid Bioservices, Inc.*	3,673	94,213
Bioceres Crop Solutions Corp. (Argentina)*(a)	3,035	42,642
Evelo Biosciences, Inc.*(a)	3,207	44,064
GT Biopharma, Inc.*(a)	2,426	37,603
Harvard Bioscience, Inc.*	6,168	51,379
PDS Biotechnology Corp.*	4,077	51,166
Sesen Bio, Inc.*(a)	10,544	48,713
Total Biotechnology		369,780
Building Materials — 0.8%
Tecnoglass, Inc.(a)	3,290	70,406
Chemicals — 2.0%
AdvanSix, Inc.*	1,442	43,058
CVR Partners LP*(a)	903	55,923
Intrepid Potash, Inc.*	1,272	40,526
Venator Materials PLC*	7,889	37,394
Total Chemicals		176,901
Investments	Shares	Value
COMMON STOCKS (continued)
Commercial Services — 5.5%
Atento SA (Brazil)*	1,916	$49,126
CAI International, Inc.	885	49,560
CRA International, Inc.	505	43,228
Cross Country Healthcare, Inc.*	2,708	44,709
Custom Truck One Source, Inc.*(a)	5,060	48,171
Information Services Group, Inc.	7,756	45,373
Priority Technology Holdings, Inc.*	4,893	37,383
RR Donnelley & Sons Co.*	9,958	62,536
Textainer Group Holdings Ltd. (China)*	1,840	62,137
Transcat, Inc.*	863	48,768
Total Commercial Services		490,991
Computers — 0.8%
iCAD, Inc.*	2,218	38,394
Quantum Corp.*	4,986	34,353
Total Computers		72,747
Distribution/Wholesale — 1.7%
ClearSign Technologies Corp.*	8,358	40,119
Titan Machinery, Inc.*	1,551	47,988
Veritiv Corp.*	958	58,840
Total Distribution/Wholesale		146,947
Diversified Financial Services — 5.0%
Atlanticus Holdings Corp.*	1,598	63,441
B. Riley Financial, Inc.	880	66,440
Cowen, Inc., Class A(a)	1,261	51,764
Freedom Holding Corp. NV (Kazakhstan)*(a)	1,263	82,284
JMP Group LLC*	6,000	36,780
Oppenheimer Holdings, Inc., Class A	900	45,756
Pzena Investment Management, Inc., Class A	3,860	42,499
Regional Management Corp.	1,228	57,151
Total Diversified Financial Services		446,115
Electric — 0.4%
Charah Solutions, Inc.*(a)	7,167	36,193
Electrical Components & Equipment — 0.4%
Insteel Industries, Inc.	1,096	35,236
Electronics — 3.4%
Camtek Ltd. (Israel)*	2,712	102,269
Identiv, Inc.*(a)	3,610	61,370
Luna Innovations, Inc.*	3,650	39,529

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Electronics (continued)
RADA Electronic Industries Ltd. (Israel)*	3,671	$44,713
Turtle Beach Corp.*	1,691	53,977
Total Electronics		301,858
Engineering & Construction — 2.6%
Concrete Pumping Holdings, Inc.*	5,500	46,585
IES Holdings, Inc.*	981	50,384
Mistras Group, Inc.*	3,815	37,502
MYR Group, Inc.*	626	56,916
Orion Group Holdings, Inc.*	6,956	39,997
Total Engineering & Construction		231,384
Entertainment — 2.5%
Chicken Soup For The Soul Entertainment, Inc.*(a)	1,847	76,466
Golden Entertainment, Inc.*	1,645	73,696
RCI Hospitality Holdings, Inc.	1,141	75,534
Total Entertainment		225,696
Food — 0.2%
Utz Brands, Inc.(a)	784	17,083
Forest Products & Paper — 0.7%
Resolute Forest Products, Inc.	5,358	65,368
Healthcare – Products — 3.1%
Alphatec Holdings, Inc.*	2,813	43,095
Apollo Endosurgery, Inc.*	7,673	62,152
Celcuity, Inc.*(a)	1,474	35,376
PAVmed, Inc.*(a)	7,323	46,867
SI-BONE, Inc.*	1,128	35,498
Soliton, Inc.*	2,414	54,291
Total Healthcare – Products		277,279
Healthcare – Services — 3.0%
Inotiv, Inc.*	2,350	62,698
Joint Corp. (The)*	1,122	94,158
Surgery Partners, Inc.*(a)	1,652	110,056
Total Healthcare – Services		266,912
Home Furnishings — 0.9%
Ethan Allen Interiors, Inc.	1,450	40,020
Flexsteel Industries, Inc.	1,068	43,136
Total Home Furnishings		83,156
Internet — 2.4%
Liquidity Services, Inc.*	2,914	74,161
Moxian, Inc. (China)*(a)	2,763	61,587
Investments	Shares	Value
COMMON STOCKS (continued)
Internet (continued)
Travelzoo*	2,330	$34,391
Usio, Inc.*	6,175	39,520
Total Internet		209,659
Investment Companies — 1.6%
Altus Midstream Co., Class A	783	52,861
Medallion Financial Corp.*	4,807	42,590
Rafael Holdings, Inc., Class B*	906	46,251
Total Investment Companies		141,702
Iron/Steel — 0.5%
Mesabi Trust	1,175	41,595
Leisure Time — 1.7%
OneWater Marine, Inc., Class A	1,136	47,746
Vista Outdoor, Inc.*	2,209	102,233
Total Leisure Time		149,979
Lodging — 1.4%
Century Casinos, Inc.*	3,700	49,691
Full House Resorts, Inc.*	7,520	74,749
Total Lodging		124,440
Machinery – Construction & Mining — 1.0%
Babcock & Wilcox Enterprises, Inc.*	5,538	43,639
Manitowoc Co., Inc. (The)*	1,850	45,325
Total Machinery – Construction & Mining		88,964
Machinery – Diversified — 1.9%
Kornit Digital Ltd. (Israel)*	894	111,151
Ranpak Holdings Corp.*	2,316	57,969
Total Machinery – Diversified		169,120
Media – 3.9%
Entercom Communications Corp.*	7,105	30,623
Entravision Communications Corp., Class A	10,256	68,510
Gannett Co., Inc.*	7,588	41,658
Houghton Mifflin Harcourt Co.*(a)	5,408	59,704
Lee Enterprises, Inc.*	1,405	39,762
Thryv Holdings, Inc.*(a)	1,726	61,739
Townsquare Media, Inc., Class A*	3,728	47,532
Total Media		349,528
Metal Fabricate/Hardware — 2.5%
Olympic Steel, Inc.	1,500	44,085
Ryerson Holding Corp.*	2,377	34,704

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Metal Fabricate/Hardware (continued)
Steel Partners Holdings LP*(a)	3,108	$90,505
TimkenSteel Corp.*	3,700	52,355
Total Metal Fabricate/Hardware		221,649
Mining — 0.6%
Ferroglobe PLC*	9,405	57,559
Miscellaneous Manufacturing — 1.8%
American Outdoor Brands, Inc.*	1,372	48,212
LSB Industries, Inc.*	9,266	56,059
Lydall, Inc.*	940	56,889
Total Miscellaneous Manufacturing		161,160
Oil & Gas — 2.6%
Calumet Specialty Products Partners LP*	7,178	49,313
Earthstone Energy, Inc., Class A*	4,762	52,715
San Juan Basin Royalty Trust	8,077	41,516
SandRidge Energy, Inc.*	7,667	48,149
SilverBow Resources, Inc.*	1,790	41,564
Total Oil & Gas		233,257
Oil & Gas Services — 1.0%
TETRA Technologies, Inc.*	10,841	47,050
U.S. Silica Holdings, Inc.*	3,569	41,258
Total Oil & Gas Services		88,308
Pharmaceuticals — 3.6%
Heska Corp.*(a)	269	61,797
Ideaya Biosciences, Inc.*(a)	1,980	41,560
Natural Alternatives International, Inc.*	2,618	44,349
Nature’s Sunshine Products, Inc.	2,444	42,452
Oramed Pharmaceuticals, Inc. (Israel)*(a)	5,086	68,051
PLx Pharma, Inc.*(a)	4,342	59,920
Total Pharmaceuticals		318,129
Pipelines — 1.1%
Blueknight Energy Partners LP	10,500	39,690
Oasis Midstream Partners LP(a)	2,304	54,029
Total Pipelines		93,719
Real Estate — 0.7%
Nam Tai Property, Inc. (China)*(a)	2,379	65,922
REITS — 0.5%
Farmland Partners, Inc.	3,335	40,187
Investments	Shares	Value
COMMON STOCKS (continued)
Retail –– 10.7%
Aspen Aerogels, Inc.*	2,115	$63,281
Barnes & Noble Education, Inc.*(a)	6,235	44,954
Big 5 Sporting Goods Corp.	2,764	70,980
Chico’s FAS, Inc.*	8,135	53,528
Chuy’s Holdings, Inc.*	1,065	39,682
Citi Trends, Inc.*	861	74,907
Genesco, Inc.*	896	57,057
Haverty Furniture Cos., Inc.	1,182	50,542
Huttig Building Products, Inc.*	7,351	42,489
Kura Sushi USA, Inc., Class A*(a)	1,257	47,779
Lazydays Holdings, Inc.*(a)	1,727	37,994
Movado Group, Inc.	1,318	41,478
ONE Group Hospitality, Inc. (The)*	5,000	55,100
OptimizeRx Corp.*	1,707	105,663
Red Robin Gourmet Burgers, Inc.*(a)	1,062	35,163
Ruth’s Hospitality Group, Inc.*	1,657	38,161
Shoe Carnival, Inc.	670	47,965
Tilly’s, Inc., Class A	2,841	45,399
Total Retail		952,122
Semiconductors — 0.6%
EMCORE Corp.*	6,105	56,288
Software — 2.8%
Avid Technology, Inc.*	2,569	100,576
Donnelley Financial Solutions, Inc.*	2,012	66,396
GreenBox POS*(a)	2,985	35,611
Inspired Entertainment, Inc.*	3,646	46,487
Total Software		249,070
Telecommunications — 3.4%
Calix, Inc.*	2,679	127,252
Casa Systems, Inc.*	4,214	37,378
Clearfield, Inc.*	1,176	44,041
IDT Corp., Class B*	2,536	93,731
Total Telecommunications		302,402
Transportation — 5.1%
Capital Product Partners LP (Greece)	3,347	40,833
Danaos Corp. (Greece)	1,645	126,319
Diana Shipping, Inc. (Greece)*	9,109	47,458
Eagle Bulk Shipping, Inc.*(a)	930	44,008
Genco Shipping & Trading Ltd.	2,715	51,259
Navios Maritime Holdings, Inc. (Greece)*	5,099	46,554

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Transportation (continued)
Navios Maritime Partners LP (Monaco)	2,102	$62,135
USA Truck, Inc.*	2,383	38,295
Total Transportation		456,861
Total Common Stocks (Cost $6,865,791)		8,780,838
MONEY MARKET FUND — 1.8%
STIT — Government & Agency Portfolio, Institutional Class, 0.03%(b) (Cost $157,441)	157,441	157,441
REPURCHASE AGREEMENTS — 10.7%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $253,980)	$249,000	249,000
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $253,980)	249,000	249,000
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $201,565, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $205,596)	201,565	201,565
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $253,980)	$249,000	249,000
Total Repurchase Agreements (Cost $948,565)		948,565
Total Investments — 111.2%
(Cost $7,971,797)		$9,886,844
Liabilities in Excess of Other Assets — (11.2%)		(987,530)
Net Assets — 100.0%		$8,899,314

____________

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,362,935; the aggregate market value of the collateral held by the fund is $1,394,962.  The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $446,397.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$8,780,838	$—	$—	$8,780,838
Money Market Fund	157,441	—	—	157,441
Repurchase Agreements	—	948,565	—	948,565
Total	$8,938,279	$948,565	$—	$9,886,844

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.5%
Agriculture	0.4
Apparel	0.9
Auto Parts & Equipment	4.5
Banks	3.8
Biotechnology	4.2
Building Materials	0.8
Chemicals	2.0
Commercial Services	5.5
Computers	0.8
Distribution/Wholesale	1.7
Diversified Financial Services	5.0
Electric	0.4
Electrical Components & Equipment	0.4
Electronics	3.4
Engineering & Construction	2.6
Entertainment	2.5
Food	0.2
Forest Products & Paper	0.7
Healthcare – Products	3.1
Healthcare – Services	3.0
Home Furnishings	0.9
Internet	2.4
Investment Companies	1.6
Iron/Steel	0.5

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Leisure Time	1.7%
Lodging	1.4
Machinery – Construction & Mining	1.0
Machinery – Diversified	1.9
Media	3.9
Metal Fabricate/Hardware	2.5
Mining	0.6
Miscellaneous Manufacturing	1.8
Oil & Gas	2.6
Oil & Gas Services	1.0
Pharmaceuticals	3.6
Pipelines	1.1
Real Estate	0.7
REITS	0.5
Retail	10.7
Semiconductors	0.6
Software	2.8
Telecommunications	3.4
Transportation	5.1
Money Market Fund	1.8
Repurchase Agreements	10.7
Total Investments	111.2
Liabilities in Excess of Other Assets	(11.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
EXCHANGE TRADED FUND — 39.2%
Debt Fund — 39.2%
AdvisorShares Sage Core Reserves ETF† (Cost $9,862,980)	100,000	$9,868,000
MONEY MARKET FUND — 95.2%
STIT — Government & Agency Portfolio, Institutional Class, 0.03%(a)(c) (Cost $23,956,668)	23,956,668	23,956,668
Total Investments Before Securities Sold, Not Yet Purchased (Cost $33,819,648)		33,824,668
Securities Sold, Not Yet Purchased — (98.7)%(b)
WARRANT — (0.5)%
Oil & Gas — (0.5)%
Occidental Petroleum Corp., 08/03/27*	(8,342)	(116,037)
COMMON STOCKS — (98.2)%
Aerospace/Defense — (1.0)%
Lockheed Martin Corp.	(701)	(265,223)
Auto Parts & Equipment — (0.9)%
Allison Transmission Holdings, Inc.	(5,560)	(220,954)
Beverages — (2.2)%
Brown-Forman Corp., Class B	(3,896)	(291,966)
PepsiCo, Inc.	(1,722)	(255,149)
Total Beverages		(547,115)
Biotechnology — (10.3)%
BioMarin Pharmaceutical, Inc.*	(2,529)	(211,020)
Bluebird Bio, Inc.*	(8,785)	(280,944)
FibroGen, Inc.*	(11,900)	(316,897)
Gilead Sciences, Inc.	(3,057)	(210,505)
Incyte Corp.*	(2,863)	(240,864)
Ionis Pharmaceuticals, Inc.*	(5,107)	(203,718)
Nektar Therapeutics*	(13,300)	(228,228)
Regeneron Pharmaceuticals, Inc.*	(425)	(237,379)
Sage Therapeutics, Inc.*	(3,600)	(204,516)
Seagen, Inc.*	(1,587)	(250,556)
Vertex Pharmaceuticals, Inc.*	(1,055)	(212,720)
Total Biotechnology		(2,597,347)
Investments	Shares	Value
COMMON STOCKS (continued)
Chemicals — (1.7)%
Ecolab, Inc.	(1,098)	$(226,155)
NewMarket Corp.	(597)	(192,222)
Total Chemicals		(418,377)
Commercial Services — (7.1)%
2U, Inc.*	(6,410)	(267,105)
Booz Allen Hamilton Holding Corp.	(3,017)	(256,988)
Bright Horizons Family Solutions, Inc.*	(1,740)	(255,972)
FleetCor Technologies, Inc.*	(950)	(243,257)
MarketAxess Holdings, Inc.	(560)	(259,610)
Rollins, Inc.	(7,732)	(264,434)
Verisk Analytics, Inc.	(1,350)	(235,872)
Total Commercial Services		(1,783,238)
Computers — (1.0)%
Cognizant Technology Solutions Corp., Class A	(3,700)	(256,262)
Cosmetics/Personal Care — (2.0)%
Colgate-Palmolive Co.	(3,080)	(250,558)
Procter & Gamble Co. (The)	(1,795)	(242,199)
Total Cosmetics/Personal Care		(492,757)
Distribution/Wholesale — (1.1)%
KAR Auction Services, Inc.*	(15,255)	(267,725)
Diversified Financial Services — (0.9)%
LendingTree, Inc.*	(1,069)	(226,500)
Electric — (9.5)%
American Electric Power Co., Inc.	(2,736)	(231,438)
CMS Energy Corp.	(3,857)	(227,872)
Consolidated Edison, Inc.	(3,064)	(219,750)
Dominion Energy, Inc.	(2,998)	(220,563)
Edison International	(4,600)	(265,972)
Entergy Corp.	(2,353)	(234,594)
OGE Energy Corp.	(7,210)	(242,616)
PG&E Corp.*	(20,187)	(205,302)
Vistra Corp.	(15,900)	(294,945)
WEC Energy Group, Inc.	(2,841)	(252,707)
Total Electric		(2,395,759)
Electrical Components & Equipment — (1.0)%
Universal Display Corp.	(1,180)	(262,349)
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Energy – Alternate Sources — (1.1)%
First Solar, Inc.*	(3,080)	$(278,771)
Entertainment — (1.0)%
Madison Square Garden Sports Corp.*	(1,500)	(258,855)
Food — (5.5)%
Campbell Soup Co.	(4,700)	(214,273)
Flowers Foods, Inc.	(9,758)	(236,144)
General Mills, Inc.	(3,769)	(229,645)
Hormel Foods Corp.	(4,181)	(199,643)
Kellogg Co.	(3,994)	(256,934)
McCormick & Co., Inc.	(2,756)	(243,410)
Total Food		(1,380,049)
Gas — (1.9)%
Atmos Energy Corp.	(2,557)	(245,753)
NiSource, Inc.	(9,528)	(233,436)
Total Gas		(479,189)
Healthcare – Products — (3.9)%
Baxter International, Inc.	(2,415)	(194,407)
Hologic, Inc.*	(3,900)	(260,208)
ICU Medical, Inc.*	(1,262)	(259,720)
Masimo Corp.*	(1,150)	(278,818)
Total Healthcare – Products		(993,153)
Healthcare – Services — (1.0)%
Chemed Corp.	(513)	(243,419)
Household Products/Wares — (2.8)%
Church & Dwight Co., Inc.	(2,834)	(241,513)
Clorox Co. (The)	(1,201)	(216,072)
Kimberly-Clark Corp.	(1,778)	(237,861)
Total Household Products/Wares		(695,446)
Insurance — (1.8)%
Erie Indemnity Co., Class A	(1,270)	(245,554)
RenaissanceRe Holdings Ltd. (Bermuda)	(1,335)	(198,675)
Total Insurance		(444,229)
Internet — (2.0)%
Netflix, Inc.*	(500)	(264,105)
VeriSign, Inc.*	(1,042)	(237,253)
Total Internet		(501,358)
Lodging — (1.0)%
Las Vegas Sands Corp.*	(4,900)	(258,181)
Investments	Shares	Value
COMMON STOCKS (continued)
Media — (5.1)%
Cable One, Inc.	(141)	$(269,706)
Discovery, Inc., Class A*	(8,400)	(257,712)
FactSet Research Systems, Inc.	(723)	(242,646)
Sirius XM Holdings, Inc.	(37,957)	(248,239)
ViacomCBS, Inc., Class B	(5,877)	(265,640)
Total Media		(1,283,943)
Mining — (0.8)%
Royal Gold, Inc.	(1,780)	(203,098)
Oil & Gas — (0.8)%
Cabot Oil & Gas Corp.	(12,402)	(216,539)
Packaging & Containers — (1.0)%
Ball Corp.	(3,100)	(251,162)
Pharmaceuticals — (5.7)%
Becton Dickinson and Co.	(850)	(206,711)
Herbalife Nutrition Ltd.*	(5,510)	(290,542)
Merck & Co., Inc.	(2,503)	(194,658)
Neurocrine Biosciences, Inc.*	(2,602)	(253,227)
Organon & Co.*	(250)	(7,565)
Perrigo Co., PLC	(5,830)	(267,306)
Sarepta Therapeutics, Inc.*	(2,748)	(213,630)
Total Pharmaceuticals		(1,433,639)
REITS — (6.8)%
CyrusOne, Inc.	(3,633)	(259,832)
Diversified Healthcare Trust	(48,563)	(202,994)
Equinix, Inc.	(360)	(288,936)
SBA Communications Corp.	(794)	(253,048)
Service Properties Trust	(37,567)	(473,344)
WP Carey, Inc.	(3,221)	(240,351)
Total REITS		(1,718,505)
Retail — (3.0)%
Dollar General Corp.	(1,201)	(259,884)
Walmart, Inc.	(1,746)	(246,221)
Wendy’s Co. (The)	(10,494)	(245,770)
Total Retail		(751,875)
Software — (12.4)%
Akamai Technologies, Inc.*	(2,455)	(286,253)
Black Knight, Inc.*	(3,052)	(237,995)
Cerner Corp.	(3,268)	(255,427)
Citrix Systems, Inc.	(2,240)	(262,685)
Fidelity National Information Services, Inc.	(1,626)	(230,355)
Guidewire Software, Inc.*	(2,305)	(259,820)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Jack Henry & Associates, Inc.	(1,568)	$(256,384)
Paycom Software, Inc.*	(700)	(254,429)
Pegasystems, Inc.	(2,009)	(279,633)
salesforce.com, Inc.*	(1,130)	(276,025)
Splunk, Inc.*	(1,762)	(254,750)
Take-Two Interactive Software, Inc.*	(1,470)	(260,219)
Total Software		(3,113,975)
Telecommunications — (1.9)%
AT&T, Inc.	(8,826)	(254,012)
Verizon Communications, Inc.	(4,110)	(230,284)
Total Telecommunications		(484,296)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(24,522,743)]		(24,839,325)
Total Investments — 35.7%
(Cost $9,296,905)		8,985,343
Other Assets in Excess of Liabilities — 64.3%		16,179,042
Net Assets — 100.0%		$25,164,385

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

†        Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2021.

(b)     As of June 30, 2021 cash in the amount of $16,273,288 has been segregated as collateral from the broker for securities sold short.

(c)      A portion of this security has been pledged as collateral for securities sold, not yet purchased.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$9,868,000	$—	$—	$9,868,000
Money Market Fund	23,956,668	—	—	23,956,668
Total	$33,824,668	$—	$—	$33,824,668

Liabilities	Level 1	Level 2	Level 3	Total
Warrant	$(116,037)	$—	$—	$(116,037)
Common Stocks	(24,723,288)	—	—	(24,723,288)
Total	$(24,839,325)	$—	$—	$(24,839,325)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(1.0)%
Auto Parts & Equipment	(0.9)
Beverages	(2.2)
Biotechnology	(10.3)
Chemicals	(1.7)
Commercial Services	(7.1)
Computers	(1.0)
Cosmetics/Personal Care	(2.0)
Debt Fund	39.2
Distribution/Wholesale	(1.1)
Diversified Financial Services	(0.9)
Electric	(9.5)
Electrical Components & Equipment	(1.0)
Energy – Alternate Sources	(1.1)
Entertainment	(1.0)
Food	(5.5)
Gas	(1.9)
Healthcare – Products	(3.9)
Healthcare – Services	(1.0)

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Household Products/Wares	(2.8)%
Insurance	(1.8)
Internet	(2.0)
Lodging	(1.0)
Media	(5.1)
Mining	(0.8)
Oil & Gas	(1.3)
Packaging & Containers	(1.0)
Pharmaceuticals	(5.7)
REITS	(6.8)
Retail	(3.0)
Software	(12.4)
Telecommunications	(1.9)
Money Market Fund	95.2
Total Investments	35.7
Other Assets in Excess of Liabilities	64.3
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2021 were as follows:

Affiliated Holding Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2021	Value at 6/30/2021	Dividend Income
AdvisorShares Sage Core Reserves ETF	$17,212,125	$19,750,890	$(27,147,150)	$(191,765)	$243,900	100,000	$9,868,000	$158,665

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 96.7%
Aerospace/Defense — 4.6%
Boeing Co. (The)*	4,471	$1,071,073
Raytheon Technologies Corp.	13,419	1,144,775
Total Aerospace/Defense		2,215,848
Agriculture — 2.4%
Philip Morris International, Inc.	11,550	1,144,721
Banks — 18.9%
Bank of America Corp.	54,201	2,234,707
Citizens Financial Group, Inc.	32,145	1,474,491
Fifth Third Bancorp	35,034	1,339,350
JPMorgan Chase & Co.	7,313	1,137,464
PNC Financial Services Group, Inc. (The)	7,367	1,405,329
Wells Fargo & Co.	34,108	1,544,751
Total Banks		9,136,092
Beverages — 1.7%
PepsiCo, Inc.	5,622	833,012
Biotechnology — 0.5%
BioMarin Pharmaceutical, Inc.*	2,911	242,894
Chemicals — 3.1%
DuPont de Nemours, Inc.	11,136	862,038
International Flavors & Fragrances, Inc.	4,261	636,593
Total Chemicals		1,498,631
Computers — 1.8%
KBR, Inc.	22,575	861,236
Diversified Financial Services — 5.3%
Capital One Financial Corp.	11,712	1,811,729
Intercontinental Exchange, Inc.	6,128	727,394
Total Diversified Financial Services		2,539,123
Electronics — 5.7%
Flex Ltd.*	30,229	540,192
Honeywell International, Inc.	5,469	1,199,625
Vontier Corp.	30,536	994,863
Total Electronics		2,734,680
Food — 3.5%
Mondelez International, Inc., Class A	16,378	1,022,642
US Foods Holding Corp.*	17,301	663,667
Total Food		1,686,309
Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Products — 4.2%
Alcon, Inc. (Switzerland)	9,609	$675,128
Medtronic PLC	10,775	1,337,501
Total Healthcare – Products		2,012,629
Healthcare – Services — 2.1%
Anthem, Inc.	2,586	987,335
Insurance — 2.2%
Prudential Financial, Inc.	10,405	1,066,200
Internet — 3.0%
Alphabet, Inc., Class A*	425	1,037,761
Amazon.com, Inc.*	123	423,139
Total Internet		1,460,900
Media — 4.3%
Comcast Corp., Class A	23,844	1,359,585
Discovery, Inc., Class A*(a)	22,471	689,410
Total Media		2,048,995
Mining — 1.2%
Arconic Corp.*	16,134	574,693
Miscellaneous Manufacturing — 2.0%
Parker-Hannifin Corp.	3,180	976,610
Oil & Gas — 5.0%
Chevron Corp.	10,054	1,053,056
EOG Resources, Inc.	10,022	836,235
Valero Energy Corp.	6,884	537,503
Total Oil & Gas		2,426,794
Pharmaceuticals — 8.2%
AstraZeneca PLC (United Kingdom)(a)(b)	16,277	974,992
Cigna Corp.	3,974	942,116
CVS Health Corp.	11,265	939,952
Sanofi (France)(b)	21,057	1,108,862
Total Pharmaceuticals		3,965,922
REITS — 2.5%
American Tower Corp.	2,515	679,402
Boston Properties, Inc.	4,784	548,199
Total REITS		1,227,601
Retail — 6.8%
Advance Auto Parts, Inc.	2,989	613,163
Dollar General Corp.	3,106	672,107
Target Corp.	4,315	1,043,108

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Retail (continued)
TJX Cos., Inc. (The)	14,380	$969,500
Total Retail		3,297,878
Semiconductors — 3.0%
KLA Corp.	1,249	404,938
Lam Research Corp.	822	534,875
Microchip Technology, Inc.	3,351	501,779
Total Semiconductors		1,441,592
Telecommunications — 2.9%
Verizon Communications, Inc.	24,745	1,386,462
Transportation — 1.8%
Norfolk Southern Corp.	3,299	875,588
Total Common Stocks (Cost $34,571,062)		46,641,745
MONEY MARKET FUND — 3.2%
Wells Fargo Advantage Government Money Market Fund — Institutional Class, 0.01%(c) (Cost $1,541,638)	1,541,638	1,541,638
REPURCHASE AGREEMENTS — 3.3%(d)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $367,474, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $374,822)	$367,473	367,473
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $367,474, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $374,822)	367,473	367,473
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $108,934, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $111,113)	108,934	108,934
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Morgan Stanley & Co. LLC, dated 06/30/21, due 07/01/21, 0.05%, total to be received $367,474, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 12/01/23-07/01/51, totaling $374,822)	$367,473	$367,473
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $367,474, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $374,823)	367,473	367,473
Total Repurchase Agreements (Cost $1,578,826)		1,578,826
Total Investments — 103.2%
(Cost $37,691,526)		49,762,209
Liabilities in Excess of Other Assets — (3.2%)		(1,519,594)
Net Assets — 100.0%		$48,242,615

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,603,212; the aggregate market value of the collateral held by the fund is $1,635,476.  The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $56,650.

(b)     American Depositary Receipt.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$46,641,745	$—	$—	$46,641,745
Money Market Fund	1,541,638	—	—	1,541,638
Repurchase Agreements	—	1,578,826	—	1,578,826
Total	$48,183,383	$1,578,826	$—	$49,762,209

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	4.6%
Agriculture	2.4
Banks	18.9
Beverages	1.7
Biotechnology	0.5
Chemicals	3.1
Computers	1.8
Diversified Financial Services	5.3
Electronics	5.7
Food	3.5
Healthcare – Products	4.2
Healthcare – Services	2.1
Insurance	2.2
Internet	3.0
Media	4.3
Mining	1.2
Miscellaneous Manufacturing	2.0
Oil & Gas	5.0
Pharmaceuticals	8.2
REITS	2.5
Retail	6.8
Semiconductors	3.0
Telecommunications	2.9
Transportation	1.8
Money Market Fund	3.2
Repurchase Agreements	3.3
Total Investments	103.2
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 98.9%
Aerospace/Defense — 3.9%
HEICO Corp.	8,056	$1,123,168
Auto Parts & Equipment — 3.8%
Miller Industries, Inc.	28,050	1,106,292
Building Materials — 4.5%
Trex Co., Inc.*(a)	12,658	1,293,774
Chemicals — 7.9%
Sherwin-Williams Co. (The)	4,391	1,196,328
Stepan Co.	9,004	1,082,911
Total Chemicals		2,279,239
Commercial Services — 4.6%
Moody’s Corp.	3,684	1,334,971
Computers — 3.2%
Check Point Software Technologies Ltd. (Israel)*	7,932	921,143
Diversified Financial Services — 3.8%
Intercontinental Exchange, Inc.	9,338	1,108,421
Food — 4.2%
Hershey Co. (The)	7,040	1,226,227
Healthcare – Products — 16.3%
Abbott Laboratories	9,764	1,131,940
Danaher Corp.	4,816	1,292,422
Stryker Corp.	4,390	1,140,215
Thermo Fisher Scientific, Inc.	2,283	1,151,705
Total Healthcare – Products		4,716,282
Household Products/Wares –– 3.6%
Church & Dwight Co., Inc.	12,203	1,039,940
Insurance — 4.5%
Aflac, Inc.	24,123	1,294,440
Machinery – Diversified — 4.9%
Middleby Corp. (The)*(a)	8,211	1,422,638
Media — 7.2%
FactSet Research Systems, Inc.	3,198	1,073,281
Walt Disney Co. (The)*	5,802	1,019,817
Total Media		2,093,098
Packaging & Containers — 4.1%
Silgan Holdings, Inc.	28,746	1,192,959
Pharmaceuticals — 4.2%
Zoetis, Inc.	6,463	1,204,445
Investments	Shares	Value
COMMON STOCKS (continued)
Retail — 3.7%
Ross Stores, Inc.	8,664	$1,074,336
Software — 14.5%
ANSYS, Inc.*	2,894	1,004,392
Broadridge Financial Solutions, Inc.	6,967	1,125,379
Cerner Corp.	13,612	1,063,914
Fiserv, Inc.*	9,370	1,001,559
Total Software		4,195,244
Total Common Stocks (Cost $20,380,143)		28,626,617
MONEY MARKET FUND — 1.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(b) (Cost $336,203)	336,203	336,203
Total Investments — 100.1%
(Cost $20,716,346)		28,962,820
Liabilities in Excess of Other Assets — (0.1%)		(41,622)
Net Assets — 100.0%		$28,921,198

____________

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,429,146; the aggregate market value of the collateral held by the fund is $2,471,801. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,471,801.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,626,617	$—	$—	$28,626,617
Money Market Fund	336,203	—	—	336,203
Total	$28,962,820	$—	$—	$28,962,820

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.9%
Auto Parts & Equipment	3.8
Building Materials	4.5
Chemicals	7.9
Commercial Services	4.6
Computers	3.2
Diversified Financial Services	3.8
Food	4.2
Healthcare – Products	16.3
Household Products/Wares	3.6
Insurance	4.5
Machinery – Diversified	4.9
Media	7.2
Packaging & Containers	4.1
Pharmaceuticals	4.2
Retail	3.7
Software	14.5
Money Market Fund	1.2
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%
See accompanying Notes to Financial Statements.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.7%
Debt Fund — 99.7%
iShares 0-5 Year High Yield Corporate Bond ETF	8,148	$375,297
iShares 0-5 Year TIPS Bond ETF	10,060	1,069,479
iShares 3-7 Year Treasury Bond ETF	9,404	1,227,504
iShares Agency Bond ETF	14,204	1,681,470
iShares TIPS Bond ETF	2,598	332,570
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	31,790	876,768
Total Exchange Traded Funds (Cost $5,441,228)		5,563,088
MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(a) (Cost $58,049)	58,049	58,049
Total Investments — 100.7%
(Cost $5,499,277)		5,621,137
Liabilities in Excess of Other Assets — (0.7%)		(40,266)
Net Assets — 100.0%		$5,580,871

____________

ETF — Exchange Traded Fund

TIPS — Treasury Inflation Protected Securities

(a)      Rate shown reflects the 7-day yield as of June 30, 2021.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,563,088	$—	$—	$5,563,088
Money Market Fund	58,049	—	—	58,049
Total	$5,621,137	$—	$—	$5,621,137

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	99.7%
Money Market Fund	1.0
Total Investments	100.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 98.9%
Commercial Services — 1.3%
Sabre Corp.*	7,875	$98,280
Entertainment — 13.1%
Marriott Vacations Worldwide Corp.*	1,182	188,293
Monarch Casino & Resort, Inc.*	3,411	225,706
Red Rock Resorts, Inc., Class A*	10,449	444,082
Vail Resorts, Inc.*	489	154,778
Total Entertainment		1,012,859
Internet — 10.0%
Airbnb, Inc., Class A*	1,691	258,960
Booking Holdings, Inc.*	63	137,850
Expedia Group, Inc.*	916	149,958
Trip.com Group Ltd. (China)*(a)	3,668	130,067
TripAdvisor, Inc.*(b)	2,328	93,819
Total Internet		770,654
Leisure Time — 12.5%
Carnival Corp.*	9,208	242,723
Lindblad Expeditions Holdings, Inc.*(b)	3,411	54,610
Norwegian Cruise Line Holdings Ltd.*(b)	9,960	292,924
Royal Caribbean Cruises Ltd.*	3,344	285,176
Tuniu Corp. (China)*(a)	38,985	92,784
Total Leisure Time		968,217
Lodging — 50.0%
Boyd Gaming Corp.*	7,053	433,689
Century Casinos, Inc.*	29,120	391,082
Choice Hotels International, Inc.	1,749	207,886
Full House Resorts, Inc.*	38,985	387,511
GreenTree Hospitality Group Ltd. (China)*(a)	15,058	165,939
Hilton Grand Vacations, Inc.*	8,765	362,783
Hilton Worldwide Holdings, Inc.*	2,934	353,899
Huazhu Group Ltd. (China)*(a)	1,749	92,365
Hyatt Hotels Corp., Class A*	2,001	155,358
InterContinental Hotels Group PLC (United Kingdom)*(a)(b)	1,056	70,425
Marriott International, Inc., Class A*	2,277	310,856
Playa Hotels & Resorts NV*	36,178	268,802
Target Hospitality Corp.*	79,656	295,524
Wyndham Hotels & Resorts, Inc.	5,088	367,811
Total Lodging		3,863,930
Investments	Shares/Principal	Value
COMMON STOCKS (continued)
Media — 2.2%
Walt Disney Co. (The)*	983	$172,782
REITS — 9.8%
Gaming and Leisure Properties, Inc.	7,721	357,714
VICI Properties, Inc.	12,725	394,730
Total REITS		752,444
Total Common Stocks (Cost $7,920,955)		7,639,166
MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(c) (Cost $73,570)	73,570	73,570
REPURCHASE AGREEMENT — 0.7%(d)
Citibank NA, dated 06/30/21, due 07/01/21, 0.06%, total to be received $57,123, (collateralized by various U.S. Government Agency Obligations, 0.63%-6.00%, 07/01/24-11/15/50, totaling $58,317) (Cost $57,123)	$57,123	57,123
Total Investments — 100.6% (Cost $8,051,648)		7,769,859
Liabilities in Excess of Other Assets — (0.6%)		(46,260)
Net Assets — 100.0%		$7,723,599

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $202,206; the aggregate market value of the collateral held by the fund is $201,812. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $144,689.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,639,166	$—	$—	$7,639,166
Money Market Fund	73,570	—	—	73,570
Repurchase Agreement	—	57,123	—	57,123
Total	$7,712,736	$57,123	$—	$7,769,859

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commercial Services	1.3%
Entertainment	13.1
Internet	10.0
Leisure Time	12.5
Lodging	50.0
Media	2.2
REITS	9.8
Money Market Fund	1.0
Repurchase Agreement	0.7
Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments June 30, 2021
Investments	Principal	Value
ASSET BACKED SECURITIES — 32.1%
ACC Trust, Class A, Series 2019-2, 2.82%, 02/21/23‡	$142,710	$143,442
ACC Trust, Class A, Series 2020-A, 6.00%, 03/20/23‡	95,423	97,915
Affirm Asset Securitization Trust, Class A, Series 2021-A, 0.88%, 08/15/25‡	455,000	455,791
American Credit Acceptance Receivables Trust, Class C, Series 2018-4, 3.97%, 01/13/25‡	60,403	60,570
American Credit Acceptance Receivables Trust, Class C, Series 2019-2, 3.17%, 06/12/25‡	154,958	156,631
American Credit Acceptance Receivables Trust, Class C, Series 2021-1, 0.83%, 03/15/27‡	455,000	455,542
American Credit Acceptance Receivables Trust, Class C, Series 2021-2, 0.97%, 07/13/27‡	265,000	265,057
American Credit Acceptance Receivables Trust, Class D, Series 2020-4, 1.77%, 12/14/26‡	145,000	147,296
AmeriCredit Automobile Receivables Trust, Class D, Series 2018-1, 3.82%, 03/18/24	285,000	296,344
Amur Equipment Finance Receivables IX LLC, Class B, Series 2021-1A, 1.38%, 02/22/27‡	135,000	135,085
Amur Equipment Finance Receivables V LLC, Class A2, Series 2018-1A, 3.24%, 12/20/23‡	249	250
Amur Equipment Finance Receivables VI LLC, Class A2, Series 2018-2A, 3.89%, 07/20/22‡	106,839	108,214
Amur Equipment Finance Receivables VIII LLC, Class B, Series 2020-1A, 2.50%, 03/20/26‡	212,227	217,328
Aqua Finance Trust, Class A, Series 2019-A, 3.14%, 07/16/40‡	304,183	312,627
Aqua Finance Trust, Class B, Series 2020-AA, 2.79%, 07/17/46‡	220,000	225,957
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40‡	$470,000	$496,273
Arbys Funding LLC, Class A2, Series 2020-1A, 3.24%, 07/30/50‡	143,913	151,217
Arivo Acceptance Auto Loan Receivables Trust, Class A, Series 2021-1A, 1.19%, 01/15/27‡	373,885	374,723
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2021-1A, 1.38%, 08/20/27‡	1,060,000	1,061,508
Bankers Healthcare Group Securitization Trust, Class A, Series 2020-A, 2.56%, 09/17/31‡	97,760	99,323
BCC Funding Corp. XVI LLC, Class B, Series 2019-1A, 2.64%, 09/20/24‡	220,000	222,306
BCC Funding XVII LLC, Class B, Series 2020-1, 1.46%, 09/22/25‡	145,000	145,440
BHG Securitization Trust, Class A, Series 2021-A, 1.42%, 11/17/33‡	268,642	268,798
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	186,400	191,100
Business Jet Securities LLC, Class A, Series 2020-1A, 2.98%, 11/15/35‡	68,037	69,409
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	29,983	29,988
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	186,202	190,416
Carnow Auto Receivables Trust, Class A, Series 2019-1A, 2.72%, 11/15/22‡	13,730	13,753
Carvana Auto Receivables Trust, Class C, Series 2021-N2, 1.07%, 03/10/28	250,000	250,804
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25‡	170,000	175,862
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27‡	210,000	215,920
CCG Receivables Trust, Class C, Series 2021-1, 0.84%, 06/14/27‡	270,000	269,336

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41‡	$368,546	$368,436
CLI Funding VI LLC, Class A, Series 2020-1A, 2.08%, 09/18/45‡	375,150	379,096
Commonbond Student Loan Trust, Class A, Series 2020-1, 1.69%, 10/25/51‡	124,109	124,253
Commonbond Student Loan Trust, Class A1, Series 2019-AGS, 2.54%, 01/25/47‡	109,096	111,885
Conn’s Receivables Funding LLC, Class B, Series 2019-B, 3.62%, 06/17/24‡	135,635	136,162
Consumer Loan Underlying Bond CLUB Credit Trust, Class A, Series 2019-P2, 2.47%, 10/15/26‡	11,832	11,853
Consumer Loan Underlying Bond Credit Trust, Class B, Series 2019-P1, 3.28%, 07/15/26‡	445,000	448,348
CPS Auto Receivables Trust, Class B, Series 2021-A, 0.61%, 02/18/25‡	455,000	455,696
CPS Auto Receivables Trust, Class D, Series 2018-D, 4.34%, 09/16/24‡	210,000	215,883
Credit Acceptance Auto Loan Trust, Class A, Series 2019-1A, 3.33%, 02/15/28‡	139,332	140,423
Credit Acceptance Auto Loan Trust, Class A, Series 2021-2A, 0.96%, 02/15/30‡	680,000	681,010
Credito Real USA Auto Receivables Trust, Class A, Series 2021-1A, 1.35%, 02/16/27‡	238,359	238,493
Crossroads Asset Trust, Class A2, Series 2021-A, 0.82%, 03/20/24‡	900,000	901,129
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27‡	101,018	101,523
Diamond Resorts Owner Trust, Class B, Series 2019-1A, 3.53%, 02/20/32‡	177,841	183,942
Drive Auto Receivables Trust, Class C, Series 2019-3, 2.90%, 08/15/25	240,000	244,541
DT Auto Owner Trust, Class C, Series 2019-4A, 2.73%, 07/15/25‡	220,000	224,243
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
DT Auto Owner Trust, Class C, Series 2020-2A, 3.28%, 03/16/26‡	$165,000	$171,753
DT Auto Owner Trust, Class D, Series 2021-1A, 1.16%, 11/16/26‡	270,000	269,326
Earnest Student Loan Program LLC, Class A2, Series 2017-A, 2.65%, 01/25/41‡	136,508	137,116
Exeter Automobile Receivables Trust, Class C, Series 2018-3A, 3.71%, 06/15/23‡	18,722	18,777
Exeter Automobile Receivables Trust, Class C, Series 2019-4A, 2.44%, 09/16/24‡	220,000	222,918
Exeter Automobile Receivables Trust, Class C, Series 2021-1A, 0.74%, 01/15/26	900,000	900,053
Exeter Automobile Receivables Trust, Class D, Series 2017-3A, 5.28%, 10/15/24‡	230,000	237,319
Exeter Automobile Receivables Trust, Class D, Series 2018-4A, 4.35%, 09/16/24‡	175,000	180,574
Exeter Automobile Receivables Trust, Class E, Series 2019-2A, 4.68%, 05/15/26‡	660,000	698,079
Fair Square Issuance Trust, Class A, Series 2020-AA, 2.90%, 09/20/24‡	395,000	399,394
FHF Trust, Class A, Series 2020-1A, 2.59%, 12/15/23‡	89,480	90,226
First Investors Auto Owner Trust, Class B, Series 2021-1A, 0.89%, 03/15/27‡	350,000	350,698
First Investors Auto Owner Trust, Class C, Series 2019-1A, 3.26%, 03/17/25‡	305,000	312,423
Flagship Credit Auto Trust, Class C, Series 2020-1, 2.24%, 01/15/26‡	430,000	442,182
Flagship Credit Auto Trust, Class C, Series 2020-3, 1.73%, 09/15/26‡	145,000	147,829
Flagship Credit Auto Trust, Class C, Series 2020-4, 1.28%, 02/16/27‡	145,000	145,863
Flagship Credit Auto Trust, Class C, Series 2021-1, 0.91%, 03/15/27‡	455,000	452,053
Foundation Finance Trust, Class A, Series 2017-1A, 3.30%, 07/15/33‡	101,127	102,616

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Foursight Capital Automobile Receivables Trust, Class E, Series 2019-1, 4.30%, 09/15/25‡	$130,000	$136,222
FREED ABS Trust, Class B, Series 2018-2, 4.61%, 10/20/25‡	123,367	124,068
FREED ABS Trust, Class B, Series 2019-2, 3.19%, 11/18/26‡	220,000	222,594
GCI Funding I LLC, Class A, Series 2021-1 (Bermuda), 2.38%, 06/18/46‡	200,000	201,181
Genesis Private Label Amortizing Trust, Class B, Series 2020-1, 2.83%, 07/20/30‡	200,000	200,565
Genesis Sales Finance Master Trust, Class A, Series 2020-AA, 1.65%, 09/22/25‡	315,000	317,323
GLS Auto Receivables Issuer Trust, Class A, Series 2019-2A, 3.06%, 04/17/23‡	2,130	2,132
GLS Auto Receivables Issuer Trust, Class B, Series 2019-3A, 2.72%, 06/17/24‡	220,000	223,878
GLS Auto Receivables Issuer Trust, Class B, Series 2020-1A, 2.43%, 11/15/24‡	245,000	249,536
GLS Auto Receivables Issuer Trust, Class B, Series 2020-2A, 3.16%, 06/16/25‡	180,000	186,743
GLS Auto Receivables Issuer Trust, Class C, Series 2018-3A, 4.18%, 07/15/24‡	235,000	241,883
GLS Auto Receivables Issuer Trust, Class C, Series 2019-4A, 3.06%, 08/15/25‡	135,000	139,932
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26‡	110,000	114,740
GLS Auto Receivables Trust, Class B, Series 2018-3A, 3.78%, 08/15/23‡	214,185	215,835
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	39,892	40,397
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Goldenttree Loan Management US CLO 1 Ltd., Class A, Series 2021-9A (Cayman Islands), 1.19%, (3-Month USD LIBOR + 1.07%), 01/20/33@‡	$250,000	$250,631
Hertz Vehicle Financing II LP, Class A, Series 2016-4A, 2.65%, 07/25/22‡	20,669	20,750
Hertz Vehicle Financing II LP, Class A, Series 2019-1A, 3.71%, 03/25/23‡	50,510	50,665
Hertz Vehicle Financing LLC, Class A, Series 2021-1A, 1.21%, 12/26/25‡	390,000	391,527
Hin Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39‡	241,645	251,516
Jersey Mike’s Funding, Class A2, Series 2019-1A, 4.43%, 02/15/50‡	250,000	269,086
Lendmark Funding Trust, Class A, Series 2019-1A, 3.00%, 12/20/27‡	200,000	204,537
Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32‡	120,000	123,077
Mariner Finance Issuance Trust, Class A, Series 2020-AA, 2.19%, 08/21/34‡	355,000	361,300
Marlette Funding Trust, Class A, Series 2019-2A, 3.13%, 07/16/29‡	24,740	24,829
Marlette Funding Trust, Class A, Series 2019-4A, 2.39%, 12/17/29‡	46,586	46,829
Marlette Funding Trust, Class B, Series 2021-1A, 1.00%, 06/16/31‡	275,000	275,664
Mercury Financial Credit Card Master Trust, Class A, Series 2021-1A, 1.54%, 03/20/26‡	230,000	230,825
MVW LLC, Class A, Series 2020-1A, 1.74%, 10/20/37‡	134,354	137,152
MVW LLC, Class B, Series 2021-1WA, 1.44%, 01/22/41‡	519,358	519,542
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36‡	113,782	117,119
NMEF Funding LLC, Class A, Series 2019-A, 2.73%, 08/17/26‡	27,644	27,766
NMEF Funding LLC, Class B, Series 2019-A, 3.06%, 08/17/26‡	175,000	177,599

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Oasis Securitization Funding LLC, Class A, Series 2021-1A, 2.58%, 02/15/33‡	$233,484	$234,072
Octane Receivables Trust, Class A, Series 2019-1A, 3.16%, 09/20/23‡	45,815	46,227
Octane Receivables Trust, Class A, Series 2020-1A, 1.71%, 02/20/25‡	112,025	113,027
Octane Receivables Trust, Class A, Series 2021-1A, 0.93%, 03/22/27‡	263,048	263,362
OneMain Financial Issuance Trust, Class A, Series 2019-1A, 3.48%, 02/14/31‡	135,472	135,670
Oportun Funding Xiv LLC, Class A, Series 2021-A, 1.21%, 03/08/28‡	280,000	280,947
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	64,761	65,128
Orange Lake Timeshare Trust, Class B, Series 2019-A, 3.36%, 04/09/38‡	125,602	129,825
Oscar US Funding Xii LLC, Class A4, Series 2021-1A (Japan), 1.00%, 04/10/28‡	190,000	188,773
Palmer Square Loan Funding Ltd., Class A1, Series 2021-1A (Cayman Islands), 1.06%, (3-Month USD LIBOR + 0.90%), 04/20/29@‡	250,000	250,299
Pawnee Equipment Receivables Series, Class A, Series 2020-1, 1.37%, 11/17/25‡	89,946	90,422
Planet Fitness Master Issuer LLC, Class A2II, Series 2018-1A, 4.67%, 09/05/48‡	286,888	300,165
Prestige Auto Receivables Trust, Class C, Series 2020-1A, 1.31%, 11/16/26‡	500,000	504,708
Purchasing Power Funding LLC, Class A, Series 2021-A, 1.57%, 10/15/25‡	265,000	265,152
Regional Management Issuance Trust, Class A, Series 2021-1, 1.68%, 03/17/31‡	455,000	455,117
Santander Consumer Auto Receivables Trust, Class C, Series 2021-AA, 1.03%, 11/16/26‡	455,000	452,979
Sierra Timeshare Receivables Funding LLC, Class B, Series 2020-2A, 2.32%, 07/20/37‡	95,166	96,877
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Skopos Auto Receivables Trust, Class C, Series 2019-1A, 3.63%, 09/16/24‡	$445,000	$454,375
Sofi Professional Loan Program LLC, Class A2B, Series 2017-C, 2.63%, 07/25/40‡	226,491	229,949
Tesla Auto Lease Trust, Class B, Series 2018-B, 4.12%, 10/20/21‡	310,000	310,738
TRP LLC, Class A, Series 2021-1, 2.07%, 06/19/51‡	325,000	324,364
United Auto Credit Securitization Trust, Class D, Series 2019-1, 3.47%, 08/12/24‡	179,783	180,965
Upstart Pass-Through Trust Series, Class A, Series 2021-ST2, 2.50%, 04/20/27‡	248,276	251,208
Upstart Securitization Trust, Class A, Series 2019-2, 2.90%, 09/20/29‡	12,684	12,710
Upstart Securitization Trust, Class A, Series 2019-3, 2.68%, 01/21/30‡	40,494	40,726
Upstart Securitization Trust, Class A, Series 2020-3, 1.70%, 11/20/30‡	98,315	98,915
Upstart Securitization Trust, Class A, Series 2021-1, 0.87%, 03/20/31‡	222,689	223,189
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31‡	240,000	240,274
US Auto Funding LLC, Class B, Series 2019-1A, 3.99%, 12/15/22‡	163,333	164,489
USASF Receivables LLC, Class B, Series 2020-1A, 3.22%, 05/15/24‡	280,000	285,126
Veros Auto Receivables Trust, Class B, Series 2021-1, 1.49%, 10/15/26‡	370,000	369,511
Westgate Resorts LLC, Class A, Series 2018-1A, 3.38%, 12/20/31‡	157,148	159,255
Westlake Automobile Receivables Trust, Class C, Series 2018-3A, 3.61%, 10/16/23‡	86,091	86,292
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25‡	145,000	146,420
Total Asset Backed Securities (Cost $30,918,914)		31,099,039

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 25.9%
Commercial Mortgage Backed Securities — 3.4%
BPR Trust, Class A, Series 2021-KEN, 1.32%, (1-Month USD LIBOR + 1.25%), 02/15/29@‡	$95,000	$95,095
BX Trust, Class B, Series 2018-GW, 1.09%, (1-Month USD LIBOR + 1.02%), 05/15/35@‡	700,000	701,872
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60‡	109,754	111,669
Commercial Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37‡	150,000	151,048
CSMC Trust, Class A1, Series 2020-NQM1, 1.21%, 05/25/65‡	273,617	275,627
Gct Commercial Mortgage Trust, Class A, Series 2021-GCT, 0.87%, (1-Month USD LIBOR + 0.80%), 02/15/38@‡	315,000	315,550
GS Mortgage Securities Corp. Trust, Class A, Series 2020-TWN3, 2.07%, (1-Month USD LIBOR + 2.00%), 11/15/37@‡	175,000	176,234
GS Mortgage Securities Trust, Class AS, Series 2020-GC45, 3.17%, 02/13/53@*	175,000	188,891
KKR Industrial Portfolio Trust, Class C, Series 2021-KDIP, 1.07%, (1-Month USD LIBOR + 1.00%), 12/15/37@‡	510,000	510,622
Morgan Stanley Bank of America Merrill Lynch Trust, Class A4, Series 2013-C10, 4.22%, 07/15/46@*	275,000	290,318
Provident Funding Mortgage Trust, Class A2, Series 2019-1, 3.00%, 12/25/49@‡*	53,395	54,051
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37@‡*	58,957	59,293
Velocity Commercial Capital Loan Trust, Class AFX, Series 2020-1, 2.61%, 02/25/50@‡*	106,291	108,326
WFRBS Commercial Mortgage Trust, Class AS, Series 2014-C24, 3.93%, 11/15/47	250,000	264,360
Total Commercial Mortgage Backed Securities		3,302,956
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities — 22.5%
Ajax Mortgage Loan Trust, Class A1, Series 2021-A, 1.07%, 09/25/65@‡*	$410,834	$410,889
American Homes 4 Rent Trust, Class A, Series 2014-SFR3, 3.68%, 12/17/36‡	149,761	159,649
Angel Oak Mortgage Trust, Class A1, Series 2019-3, 2.93%, 05/25/59@‡*	142,126	142,954
Angel Oak Mortgage Trust, Class A1, Series 2020-6, 1.26%, 05/25/65@‡*	96,403	96,759
Angel Oak Mortgage Trust I LLC, Class A1, Series 2018-3, 3.65%, 09/25/48@‡*	24,003	24,184
Angel Oak Mortgage Trust I LLC, Class A1, Series 2019-2, 3.63%, 03/25/49@‡*	45,444	46,035
Angel Oak SB Commercial Mortgage Trust, Class A1, Series 2020-SBC1, 2.07%, 05/25/50@‡*	94,739	94,981
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49@‡*	169,945	173,303
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49@‡*	120,589	122,848
Arroyo Mortgage Trust, Class A1B, Series 2020-1, 2.10%, 03/25/55‡	311,733	316,662
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	82,781	85,495
Bayview Koitere Fund Trust, Class A, Series 2017-RT4, 3.50%, 07/28/57@‡*	99,987	102,753
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.85%, 09/25/34	39,317	39,801
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡*	168,151	177,487
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	67,896	69,967
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@‡*	56,730	57,515
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP1, 3.00%, 09/25/64@‡*	112,865	116,622
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2019-RP1, 3.50%, 01/25/66@‡*	863,031	897,397

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
COLT Funding LLC, Class A1, Series 2021-3R, 1.05%, 12/25/64@‡*	$381,738	$381,989
COLT Mortgage Loan Trust, Class A1, Series 2019-3, 2.76%, 08/25/49@‡*	600,512	601,085
COLT Mortgage Loan Trust, Class A1, Series 2020-1, 2.49%, 02/25/50@‡*	55,971	56,376
COLT Mortgage Pass-Through Certificates, Class A1, Series 2021-1R, 0.86%, 05/25/65@‡*	524,090	524,038
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 2.92%, 04/25/43@‡*	37,510	38,161
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.81%, 04/25/44@‡*	173,615	177,694
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 5A1, Series 2003-AR30, 2.56%, 01/25/34@*	53,596	54,405
CSMC Trust, Class A1, Series 2021-AFC1, 0.83%, 03/25/56@‡*	223,914	223,656
CSMC Trust, Class A1, Series 2020-RPL4, 2.00%, 01/25/60@‡*	95,565	98,149
CSMC Trust, Class A1, Series 2021-NQM1, 0.81%, 05/25/65@‡*	908,151	906,770
CSMC Trust, Class A1, Series 2021-NQM2, 1.18%, 02/25/66@‡*	208,182	208,429
Deephaven Residential Mortgage Trust, Class A1, Series 2020-2, 1.69%, 05/25/65‡	212,825	214,044
Ellington Financial Mortgage Trust, Class A3, Series 2019-2, 3.05%, 11/25/59@‡*	54,512	55,452
Ellington Financial Mortgage Trust, Class A1, Series 2020-1, 2.01%, 05/25/65@‡*	81,413	82,499
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66@‡*	184,734	184,386
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Ellington Financial Mortgage Trust, Class A1, Series 2021-2, 0.93%, 06/25/66@‡*	$295,057	$294,654
Firstkey Homes Trust, Class D, Series 2021-SFR1, 2.19%, 08/17/28‡	240,000	239,996
Firstkey Homes Trust, Class B, Series 2020-SFR2, 1.57%, 10/19/37‡	175,000	174,244
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	153,437	155,563
Galton Funding Mortgage Trust, Class A41, Series 2018-2, 4.50%, 10/25/58@‡*	10,252	10,299
Galton Funding Mortgage Trust, Class A1, Series 2020-H1, 2.31%, 01/25/60@‡*	124,620	127,034
GCAT LLC, Class A1, Series 2019-NQM1, 2.99%, 02/25/59‡	268,367	269,635
GS Mortgage-Backed Securities Trust, Class A3, Series 2020-NQM1, 2.35%, 09/27/60@‡*	285,005	289,434
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	66,413	69,311
Homeward Opportunities Fund I Trust, Class A1, Series 2019-3, 2.68%, 11/25/59@‡*	275,438	278,197
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	126,030	128,912
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.36%, 06/25/29@‡*	255,514	259,521
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 2.47%, 08/25/34@*	58,288	61,370
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 2.14%, 04/25/35@*	199,044	199,201
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 2.46%, 05/25/45@‡*	172,502	178,777
LHOME Mortgage Trust, Class A1, Series 2019-RTL1, 4.58%, 10/25/23‡	63,274	63,415
MetLife Securitization Trust, Class A, Series 2018-1A, 3.75%, 03/25/57@‡*	386,668	404,045

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
MetLife Securitization Trust, Class A1A, Series 2019-1A, 3.75%, 04/25/58@‡*	$564,966	$583,562
MFA Trust, Class A1, Series 2020-NQM3, 1.01%, 01/26/65@‡*	491,238	492,201
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡*	75,509	80,308
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡*	143,094	152,947
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡*	309,592	331,971
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡*	221,098	235,480
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57@‡*	712,659	763,130
New Residential Mortgage Loan Trust, Class A1, Series 2021-NQ2R, 0.94%, 09/25/58@‡*	391,708	392,159
Newrez Warehouse Securitization Trust, Class C, Series 2021-1, 1.14%, (1-Month USD LIBOR + 1.05%), 05/25/55@‡	300,000	300,500
OBX Trust, Class A3, Series 2019-INV1, 4.50%, 11/25/48@‡*	85,028	87,986
OBX Trust, Class 1A8, Series 2019-EXP3, 3.50%, 10/25/59@‡*	141,401	144,303
PRPM LLC, Class A1, Series 2020-1A, 2.98%, 02/25/25‡	123,818	124,493
PSMC Trust, Class A12, Series 2018-3, 4.00%, 08/25/48@‡*	49,537	49,560
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50@‡*	82,233	83,591
Residential Mortgage Loan Trust, Class A1, Series 2020-1, 2.38%, 02/25/24@‡*	151,327	153,713
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59@‡*	$417,366	$419,710
Spruce Hill Mortgage Loan Trust, Class A1, Series 2019-SH1, 3.40%, 04/29/49@‡*	98,366	99,701
Star Trust, Class A1, Series 2021-1, 1.22%, 05/25/65@‡*	488,170	490,045
Starwood Mortgage Residential Trust, Class A2, Series 2021-3 (Cayman Islands), 1.40%, 06/25/56@‡*	145,000	145,000
Starwood Mortgage Residential Trust, Class A1, Series 2020-2, 2.72%, 04/25/60@‡*	382,063	387,263
Starwood Mortgage Residential Trust, Class A1, Series 2020-3, 1.49%, 04/25/65@‡*	696,820	703,760
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.15%, 02/25/34	280,522	282,981
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 2.46%, 11/25/33@*	69,773	69,304
Towd Point HE Trust, Class A1, Series 2019-HE1, 0.99%, (1-Month USD LIBOR + 0.90%), 04/25/48@‡	108,132	108,335
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63@‡*	185,394	186,371
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡*	250,000	252,298
Towd Point Mortgage Trust, Class A2, Series 2017-2, 3.25%, 04/25/57@‡*	260,000	270,157
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58@‡*	462,032	481,538
Towd Point Mortgage Trust, Class A2, Series 2020-MH1, 2.50%, 02/25/60@‡*	130,000	133,521
Tricon American Homes Trust, Class A, Series 2017-SFR1, 2.72%, 09/17/34‡	97,909	98,289

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
VCAT LLC, Class A1, Series 2020-NPL1, 3.67%, 08/25/50‡	$484,954	$487,777
VCAT LLC, Class A1, Series 2021-NPL1, 2.29%, 12/26/50‡	101,479	101,847
Verus Securitization Trust, Class A1, Series 2019-INV2, 2.91%, 07/25/59@‡*	95,767	97,512
Verus Securitization Trust, Class A1, Series 2020-1, 2.42%, 01/25/60‡	168,788	171,209
Verus Securitization Trust, Class A1, Series 2021-R1, 0.82%, 10/25/63@‡*	639,512	639,745
Verus Securitization Trust, Class A1, Series 2021-R3, 1.02%, 04/25/64@‡*	375,230	375,302
Verus Securitization Trust, Class A1, Series 2020-4, 1.50%, 05/25/65‡	125,300	126,174
Verus Securitization Trust, Class A1, Series 2021-1, 0.82%, 01/25/66@‡*	150,649	150,648
Verus Securitization Trust, Class A1, Series 2021-2, 1.03%, 02/25/66@‡*	447,928	448,523
Verus Securitization Trust, Class A1, Series 2021-3, 1.05%, 06/25/66@‡*	295,000	297,134
Visio Trust, Class A1, Series 2021-1R, 1.28%, 05/25/56‡	409,527	409,178
WaMu Mortgage Pass-Through Certificates Trust, Class A1, Series 2003-AR6, 2.55%, 06/25/33@*	60,124	62,503
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 2.65%, 07/25/34@*	26,239	26,021
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 2.62%, 07/25/34@*	69,945	69,254
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 2.90%, 10/25/34@*	94,765	94,174
Total Residential Mortgage Backed Securities		21,807,220
Total Mortgage Backed Securities (Cost $25,068,559)		25,110,176
Investments	Principal	Value
CORPORATE BONDS — 21.4%
Communication Services — 1.1%
Level 3 Financing, Inc., 4.63%, 09/15/27‡	$100,000	$104,097
Level 3 Financing, Inc., 4.25%, 07/01/28‡	140,000	142,253
Live Nation Entertainment, Inc., 4.75%, 10/15/27‡(a)	155,000	161,006
T-Mobile USA, Inc., 2.05%, 02/15/28	140,000	142,382
TripAdvisor, Inc., 7.00%, 07/15/25‡	115,000	123,970
Twitter, Inc., 3.88%, 12/15/27‡(a)	100,000	106,377
Verizon Communications, Inc., 1.26%, (3-Month USD LIBOR + 1.10%), 05/15/25@	210,000	216,579
Verizon Communications, Inc., 2.10%, 03/22/28	116,000	118,569
Total Communication Services		1,115,233
Consumer Discretionary — 0.9%
Ford Motor Co., 9.00%, 04/22/25	235,000	290,024
General Motors Co., 6.13%, 10/01/25	200,000	236,985
General Motors Financial Co., Inc., 1.25%, 01/08/26	55,000	54,689
Hanesbrands, Inc., 5.38%, 05/15/25‡	195,000	207,039
MGM Growth Properties Operating Partnership LP/Mgp Finance Co.-Issuer, Inc., 4.63%, 06/15/25‡	75,000	80,306
Total Consumer Discretionary		869,043
Consumer Staples — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.25%, 03/15/26‡	195,000	198,934
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27‡	100,000	104,695
Kraft Heinz Foods Co., 3.88%, 05/15/27	185,000	202,909
Vector Group Ltd., 5.75%, 02/01/29‡	185,000	189,112
Total Consumer Staples		695,650
Energy — 1.5%
Boardwalk Pipelines LP, 4.95%, 12/15/24	245,000	274,147
Chesapeake Energy Corp., 5.50%, 02/01/26‡	180,000	190,404
See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
CORPORATE BONDS (continued)
Energy (continued)
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25‡(a)	$100,000	$103,784
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29‡	55,000	57,838
Energy Transfer LP, 4.20%, 04/15/27	105,000	116,182
EQM Midstream Partners LP, 6.00%, 07/01/25‡	135,000	147,126
EQM Midstream Partners LP, 6.50%, 07/01/27‡	20,000	22,358
Midwest Connector Capital Co. LLC, 3.63%, 04/01/22‡	105,000	106,788
Occidental Petroleum Corp., 5.88%, 09/01/25(a)	145,000	161,497
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	205,000	210,298
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26(a)	85,000	89,511
Total Energy		1,479,933
Financials — 8.5%
Ares Capital Corp., 2.88%, 06/15/28	250,000	253,365
Athene Global Funding, 2.45%, 08/20/27‡	240,000	248,055
Bank of America Corp., 0.95%, (3-Month USD LIBOR + 0.77%), 02/05/26@	253,000	256,374
Bank of America Corp., 1.73%, (SOFR + 0.96%), 07/22/27@	760,000	766,596
Bank of New York Mellon Corp. (The), Series E, 3.55%, (3-Month USD LIBOR + 3.42%)#@(a)	590,000	594,351
Capital One Financial Corp., 3.75%, 07/28/26	315,000	348,018
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T-Note + 3.08%)#@	220,000	225,335
Charles Schwab Corp. (The), Series G, 5.38%, (US 5 Year CMT T-Note + 4.97%)#@	44,000	48,743
Citadel LP, 4.88%, 01/15/27‡	170,000	184,086
Citigroup, Inc., 1.39%, (3-Month USD LIBOR + 1.25%), 07/01/26@	210,000	216,164
Investments	Principal	Value
CORPORATE BONDS (continued)
Financials — 8.5% (continued)
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance, 3.88%, 02/15/26‡(a)	$250,000	$259,616
F&G Global Funding, 1.75%, 06/30/26‡	198,000	198,986
Goldman Sachs Group, Inc. (The), 1.74%, (3-Month USD LIBOR + 1.60%), 11/29/23@	270,000	278,605
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/27	105,000	115,832
Goldman Sachs Group, Inc. (The), 1.93%, (3-Month USD LIBOR + 1.75%), 10/28/27@	280,000	296,627
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 05/15/26	230,000	244,421
JPMorgan Chase & Co., Series Z, 3.98%, (3-Month USD LIBOR + 3.80%)#@	430,000	431,168
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%)#@	562,000	583,075
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27‡	145,000	144,884
Lincoln National Corp., 2.23%, (3-Month USD LIBOR + 2.04%), 04/20/67@	285,000	242,784
Morgan Stanley, 1.58%, (3-Month USD LIBOR + 1.40%), 10/24/23@	700,000	711,518
Navient Corp., 5.88%, 10/25/24	240,000	259,517
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43@	244,000	261,997
Santander Holdings USA, Inc., 3.24%, 10/05/26	235,000	251,137
Spirit Realty LP, 4.45%, 09/15/26	96,429	107,706
Spirit Realty LP, 2.10%, 03/15/28	79,000	78,801
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T-Note + 3.15%), 05/06/31@	135,000	140,596
Wells Fargo & Co., 4.10%, 06/03/26	410,000	461,088
Total Financials		8,209,445

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
CORPORATE BONDS (continued)
Health Care — 1.7%
HCA, Inc., 5.38%, 02/01/25	$215,000	$242,789
Mylan NV, 3.95%, 06/15/26	355,000	391,483
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	200,000	215,651
Perrigo Finance Unlimited Co., 4.38%, 03/15/26	200,000	220,435
Royalty Pharma PLC, 1.20%, 09/02/25‡	23,000	22,820
Royalty Pharma PLC, 1.75%, 09/02/27‡	323,000	318,311
Tenet Healthcare Corp., 7.50%, 04/01/25‡(a)	10,000	10,800
Tenet Healthcare Corp., 4.88%, 01/01/26‡	190,000	197,305
Total Health Care		1,619,594
Industrials — 2.3%
Alaska Airlines Pass-Through Trust, Class A, Series 2020-1, 4.80%, 08/15/27‡	232,515	257,983
Ashtead Capital, Inc. (United Kingdom), 4.38%, 08/15/27‡	445,000	467,250
Aviation Capital Group LLC, 3.88%, 05/01/23‡	241,000	252,563
Boeing Co. (The), 2.35%, 10/30/21(a)	60,000	60,382
Boeing Co. (The), 4.88%, 05/01/25	120,000	134,563
Boeing Co. (The), 5.04%, 05/01/27	112,000	129,355
Dycom Industries, Inc., 4.50%, 04/15/29‡(a)	65,000	65,647
General Electric Co., Series D, 3.45%, (3-Month USD LIBOR + 3.33%)#@	285,000	280,654
Spirit AeroSystems, Inc., 5.50%, 01/15/25‡	195,000	207,782
Stanley Black & Decker, Inc., 4.00%, (US 5 Year CMT T-Note + 2.66%), 03/15/60@	315,000	335,947
Total Industrials		2,192,126
Information Technology — 1.6%
Broadcom, Inc., 3.15%, 11/15/25	240,000	257,645
Broadcom, Inc., 1.95%, 02/15/28‡	61,000	61,113
Citrix Systems, Inc., 1.25%, 03/01/26	25,000	24,716
Dell International LLC/EMC Corp., 4.90%, 10/01/26	210,000	242,699
Investments	Principal	Value
CORPORATE BONDS (continued)
Information Technology (continued)
Elastic NV, 4.13%, 07/15/29‡	$20,000	$20,000
Flex Ltd., 3.75%, 02/01/26	191,000	208,890
HP, Inc., 3.00%, 06/17/27	155,000	166,191
Leidos, Inc., 3.63%, 05/15/25	106,000	115,720
Square, Inc., 2.75%, 06/01/26‡	115,000	117,156
Vontier Corp., 1.80%, 04/01/26‡	79,000	78,661
Vontier Corp., 2.40%, 04/01/28‡	92,000	91,558
Xerox Holdings Corp., 5.00%, 08/15/25‡	200,000	211,374
Total Information Technology		1,595,723
Materials — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 08/15/26‡	200,000	206,767
Chemours Co. (The), 5.75%, 11/15/28‡	90,000	96,412
International Flavors & Fragrances, Inc., 1.23%, 10/01/25‡	118,000	117,485
International Flavors & Fragrances, Inc., 1.83%, 10/15/27‡	233,000	232,691
Silgan Holdings, Inc., 1.40%, 04/01/26‡	271,000	268,638
Total Materials		921,993
Real Estate — 0.9%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	195,000	219,755
Office Properties Income Trust, 4.50%, 02/01/25	225,000	244,545
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23	231,000	249,843
Service Properties Trust, 4.65%, 03/15/24(a)	200,000	203,890
Total Real Estate		918,033
Technology — 0.2%
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	135,000	153,824
Utilities — 1.1%
Exelon Corp., 3.50%, 06/01/22	212,000	217,388
FirstEnergy Transmission LLC, 2.87%, 09/15/28‡	119,000	123,529
NRG Energy, Inc., 3.75%, 06/15/24‡	175,000	186,629

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
CORPORATE BONDS (continued)
Utilities (continued)
Pacific Gas and Electric Co., 1.53%, (3-Month USD LIBOR + 1.38%), 11/15/21@	$146,000	$146,307
Puget Energy, Inc., 2.38%, 06/15/28‡	151,000	152,916
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T-Note + 2.92%), 09/15/51@(a)	194,000	195,756
Total Utilities		1,022,525
Total Corporate Bonds (Cost $20,398,211)		20,793,122
TERM LOANS — 11.5%
Aerospace — 0.8%
American Airlines, Inc., 5.50%, (3-Month USD LIBOR + 4.75%), 04/20/28@	185,000	193,106
Brown Group Holding LLC, 3.25%, (3-Month USD LIBOR + 2.75%), 06/07/28@	140,000	139,440
Mileage Plus Holdings LLC, 6.25%, (3-Month USD LIBOR + 5.25%), 06/21/27@	105,000	112,279
TransDigm, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 08/22/24@	163,280	161,457
TransDigm, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 05/30/25@	89,545	88,386
United Airlines, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 04/21/28@	29,925	30,359
Total Aerospace		725,027
Chemicals — 0.8%
Element Solutions, Inc., 2.10%, (1-Month USD LIBOR + 2.00%), 01/31/26@	89,544	89,545
Ineos US Finance LLC, 2.10%, (1-Month USD LIBOR + 2.00%), 04/01/24@	240,129	237,728
INEOS US Petrochem LLC, 3.25%, (1-Month USD LIBOR + 2.75%), 01/29/26@	135,000	134,831
Nouryon USA LLC, 2.84%, (1-Month USD LIBOR + 2.75%), 10/01/25@	168,609	167,591
Trinseo Materials Operating SCA, 2.60%, (1-Month USD LIBOR + 2.50%), 05/03/28@	130,000	129,167
Total Chemicals		758,862
Investments	Principal	Value
TERM LOANS (continued)
Consumer Durables — 0.3%
Resideo Funding, Inc., 2.75%, (3-Month USD LIBOR + 2.25%), 02/11/28@	$90,000	$90,000
Weber-Stephen Products LLC, 4.00%, (1-Month USD LIBOR + 3.25%), 10/30/27@	84,575	84,839
Ziggo Financing Partnership, 2.10%, (1-Month USD LIBOR + 2.00%), 07/02/25@	134,318	133,983
Total Consumer Durables		308,822
Consumer Non-durables — 0.1%
SRAM LLC, 3.25%, (3-Month USD LIBOR + 2.75%), 05/18/28@	54,500	54,364
Energy — 0.1%
DT Midstream, Inc., 06/12/28(b)	55,000	55,162
Financials — 0.8%
Asurion LLC, 3.35%, (1-Month USD LIBOR + 3.25%), 12/23/26@	84,575	83,716
Avolon TLB Borrower 1 US LLC, 3.25%, (1-Month USD LIBOR + 2.50%), 12/01/27@	328,350	328,670
Citadel Securities LP, 2.60%, (1-Month USD LIBOR + 2.50%), 02/02/28@	199,500	197,693
Delos Finance S.a.r.l., 1.90%, (3-Month USD LIBOR + 1.75%), 10/06/23@	153,300	153,348
Zebra Buyer LLC, 04/21/28(b)	15,000	15,075
Total Financials		778,502
Food/Tobacco — 0.6%
Aramark Services, Inc., 1.85%, (1-Month USD LIBOR + 1.75%), 03/11/25@	85,000	84,282
Aramark Services, Inc., 2.60%, (1-Month USD LIBOR + 2.50%), 04/06/28@	124,688	124,454
Froneri US, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 01/29/27@	84,573	83,426
Hostess Brands LLC, 3.00%, (3-Month USD LIBOR + 2.25%), 08/03/25@	134,316	133,949
JBS USA LUX SA, 2.10%, (1-Month USD LIBOR + 2.00%), 05/01/26@	184,059	183,723
Total Food/Tobacco		609,834

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
TERM LOANS (continued)
Forest Prod/Containers — 0.3%
Berry Global, Inc., 1.83%, (1-Month USD LIBOR + 1.75%), 07/01/26@	$134,377	$133,509
Mauser Packaging Solutions Holding Co., 3.35%, (1-Month USD LIBOR + 3.25%), 04/03/24@	89,534	87,540
Pactiv Evergreen Group Holdings, Inc., 2.85%, (1-Month USD LIBOR + 2.75%), 02/05/23@	90,000	89,901
Total Forest Prod/Containers		310,950
Gaming/Leisure — 1.3%
Aristocrat International Pty Ltd., 4.75%, (3-Month USD LIBOR + 3.75%), 10/19/24@	29,737	29,830
Aristocrat Leisure Ltd., 1.94%, (3-Month USD LIBOR + 1.75%), 10/19/24@	135,000	134,275
Boyd Gaming Corp., 2.34%, (1-Week USD LIBOR + 2.25%), 09/15/23@	173,549	173,566
Caesars Resort Collection LLC, 12/23/24(b)	104,729	103,957
CityCenter Holdings LLC, 3.00%, (1-Month USD LIBOR + 2.25%), 04/18/24@	174,093	172,909
Hilton Grand Vacations Borrower LLC, 05/19/28(b)	25,000	25,043
Hilton Worldwide Finance LLC, 1.84%, (1-Month USD LIBOR + 1.75%), 06/22/26@	175,000	173,781
Playtika Holding Corp., 2.85%, (1-Month USD LIBOR + 2.75%), 03/13/28@	109,725	109,376
Scientific Games International, Inc., 2.85%, (1-Month USD LIBOR + 2.75%), 08/14/24@	89,537	89,003
Seminole Tribe of Florida, 1.85%, (1-Month USD LIBOR + 1.75%), 07/08/24@	164,876	164,850
Station Casinos LLC, 2.50%, (1-Month USD LIBOR + 2.25%), 02/08/27@	49,373	48,869
Total Gaming/Leisure		1,225,459
Health Care — 1.0%
Catalent Pharma Solutions, Inc., 2.50%, (1-Month USD LIBOR + 2.00%), 02/22/28@	24,299	24,383
Elanco Animal Health, Inc., 1.84%, (1-Month USD LIBOR + 1.75%), 08/01/27@	143,841	141,849
Investments	Principal	Value
TERM LOANS (continued)
Health Care (continued)
HCA, Inc., 06/23/28(b)	$20,000	$20,073
Horizon Therapeutics USA, Inc., 2.50%, (1-Month USD LIBOR + 2.00%), 03/15/28@	179,550	178,652
ICON Luxembourg Sarl, 06/16/28(b)	20,014	20,068
Indigo Merger Sub, Inc., 06/16/28(b)	4,986	5,000
IQVIA Holdings, Inc., 1.90%, (3-Month USD LIBOR + 1.75%), 06/11/25@	129,333	128,721
PPD Inc, 2.75%, (1-Month USD LIBOR + 2.25%), 01/13/28@	134,663	134,673
Select Medical Corp., 2.36%, (1-Month USD LIBOR + 2.25%), 03/06/25@	90,000	89,326
Valeant Pharmaceuticals International, Inc., 3.10%, (1-Month USD LIBOR + 3.00%), 06/02/25@	238,535	237,775
Total Health Care		980,520
Housing — 0.7%
American Builders & Contractors Supply Co., Inc., 2.10%, (1-Month USD LIBOR + 2.00%), 01/15/27@	149,619	148,750
CPG International LLC, 3.25%, (3-Month USD LIBOR + 2.50%), 05/05/24@	135,000	135,157
Quikrete Holdings, Inc., 05/12/28(b)	145,000	144,003
SiteOne Landscape Supply Holding LLC, 2.50%, (1-Month USD LIBOR + 2.00%), 03/23/28@	124,688	124,142
Summit Materials LLC, 2.10%, (1-Month USD LIBOR + 2.00%), 11/21/24@	163,970	163,628
Total Housing		715,680
Information Technology — 0.8%
Dell International LLC, 2.00%, (1-Month USD LIBOR + 1.75%), 09/19/25@	274,313	274,569
Go Daddy Operating Co. LLC, 1.85%, (1-Month USD LIBOR + 1.75%), 02/15/24@	184,361	183,129
SS&C Technologies, Inc., 1.85%, (1-Month USD LIBOR + 1.75%), 04/16/25@	143,754	142,373
Tenable, Inc., 06/28/28(b)	45,000	45,056

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
TERM LOANS (continued)
Information Technology (continued)
Vertiv Group Corp., 2.84%, (1-Month USD LIBOR + 2.75%), 03/02/27@	$114,500	$113,978
Total Information Technology		759,105
Manufacturing — 0.5%
Gates Global LLC, 3.50%, (1-Month USD LIBOR + 2.75%), 03/31/27@	134,325	134,209
Ingersoll-Rand Services Co., 1.85%, (1-Month USD LIBOR + 1.75%), 03/01/27@	59,250	58,641
NCR Corp., 2.69%, (3-Month USD LIBOR + 2.50%), 08/28/26@	158,118	156,734
Tenneco, Inc., 3.10%, (1-Month USD LIBOR + 3.00%), 10/01/25@	89,541	88,780
Total Manufacturing		438,364
Media/Telecom – Broadcasting — 0.1%
Nexstar Media Group, Inc., 2.59%, (1-Month USD LIBOR + 2.50%), 09/18/26@	135,588	135,447
Media/Telecom – Cable/Wireless Video — 0.6%
Charter Communications Operating LLC, 1.86%, (1-Month USD LIBOR + 1.75%), 02/01/27@	174,114	172,989
CSC Holdings LLC, 2.32%, (1-Month USD LIBOR + 2.25%), 01/15/26@	84,567	83,548
CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), 2.32%, (1-Month USD LIBOR + 2.25%), 07/17/25@	182,611	180,534
Virgin Media Bristol LLC, 2.57%, (1-Month USD LIBOR + 2.50%), 01/31/28@	145,000	143,863
Total Media/Telecom – Cable/Wireless Video		580,934
Media/Telecom – Diversified Media — 0.2%
Clear Channel, 3.69%, (3-Month USD LIBOR + 3.50%), 08/21/26@	108,075	105,643
UPC Financing Partnership, 3.07%, (1-Month USD LIBOR + 3.00%), 01/31/29@	60,000	59,693
Total Media/Telecom – Diversified Media		165,336
Investments	Principal	Value
TERM LOANS (continued)
Media/Telecom – Telecommunications — 0.4%
Cable One, Inc., 2.10%, (1-Month USD LIBOR + 2.00%), 05/03/28@	$180,000	$179,662
CenturyLink, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 03/15/27@	148,571	146,770
Zayo Group Holdings, Inc., 3.10%, (1-Month USD LIBOR + 3.00%), 03/09/27@	105,000	104,024
Total Media/Telecom – Telecommunications		430,456
Media/Telecom – Wireless Communications — 0.1%
SBA Senior Finance II LLC, 1.86%, (1-Month USD LIBOR + 1.75%), 04/11/25@	129,333	128,390
Metals/Minerals — 0.0%**
Atkore International, Inc., 2.50%, (3-Month USD LIBOR + 2.00%), 05/26/28@	30,000	30,019
Retail — 0.1%
PetSmart, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 02/11/28@	100,000	100,200
Service — 1.1%
AlixPartners LLP, 3.25%, (1-Month USD LIBOR + 2.75%), 02/04/28@	159,600	159,090
Asplundh Tree Expert LLC, 09/07/27(b)	149,623	149,301
Dun & Bradstreet Corp. (The), 3.35%, (1-Month USD LIBOR + 3.25%), 02/06/26@	169,237	168,629
Pike Corp., 3.11%, (1-Month USD LIBOR + 3.00%), 01/21/28@	105,479	105,421
PODS LLC, 3.75%, (1-Month USD LIBOR + 3.00%), 03/31/28@	99,750	99,660
Trans Union LLC, 1.85%, (1-Month USD LIBOR + 1.75%), 11/16/26@	194,375	193,295
WEX, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 03/31/28@	214,463	213,189
Total Service		1,088,585
Transportation – Land Transportation — 0.1%
Genesse & Wyoming Inc., 2.15%, (3-Month USD LIBOR + 2.00%), 12/30/26@	134,320	133,564

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
TERM LOANS (continued)
Utility — 0.7%
Astoria Energy LLC, 4.50%, (3-Month USD LIBOR + 3.50%), 12/10/27@	$118,898	$118,972
Calpine Corp., 2.61%, (1-Month USD LIBOR + 2.50%), 12/16/27@	182,557	181,584
Vistra Operations Co. LLC, 1.83%, (1-Month USD LIBOR + 1.75%), 12/31/25@	362,978	360,868
Total Utility		661,424
Total Term Loans (Cost $11,195,271)		11,175,006
FOREIGN BONDS — 4.7%
Communication Services — 0.3%
Altice France SA (France), 7.38%, 05/01/26‡	200,000	208,236
Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/26‡	105,000	105,394
Total Communication Services		313,630
Consumer Staples — 0.3%
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/28	330,000	328,164
Energy — 0.5%
Aker BP ASA (Norway), 2.88%, 01/15/26‡	150,000	158,200
BP Capital Markets PLC (United Kingdom), 4.88%, (US 5 Year CMT T-Note + 4.40%)#@(a)	205,000	225,102
Petroleos Mexicanos (Mexico), 6.50%, 03/13/27	100,000	105,568
Total Energy		488,870
Financials — 0.7%
Banco Santander (Chile), 2.70%, 01/10/25‡	150,000	156,774
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/28	210,000	234,824
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/22	250,000	257,400
Total Financials		648,998
Industrials — 0.4%
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust, Series 2012-1A (Guernsey), 5.13%, 11/30/22‡	203,509	204,584
Investments	Principal	Value
FOREIGN BONDS (continued)
Industrials (continued)
GFL Environmental, Inc. (Canada), 4.00%, 08/01/28‡	$50,000	$49,466
GFL Environmental, Inc. (Canada), 3.75%, 08/01/25‡	145,000	149,169
Total Industrials		403,219
Information Technology — 0.5%
Open Text Corp. (Canada), 3.88%, 02/15/28‡	230,000	233,634
SK Hynix, Inc. (South Korea), 1.50%, 01/19/26‡	200,000	197,580
Total Information Technology		431,214
Materials — 0.7%
Anglo American Capital PLC (South Africa), 2.25%, 03/17/28‡	200,000	202,639
Glencore Funding LLC (Australia), 1.63%, 09/01/25‡	245,000	248,082
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	180,000	192,834
Total Materials		643,555
Oil & Gas — 0.2%
Petroleos Mexicanos (Mexico), 4.63%, 09/21/23	180,000	188,107
Sovereign Government — 1.1%
Indonesia Government International Bond (Indonesia), 5.88%, 01/15/24‡	200,000	226,136
Oman Government International Bond (Oman), 4.88%, 02/01/25‡	200,000	209,949
Qatar Government International Bond (Qatar), 3.40%, 04/16/25‡	200,000	218,025
Republic of South Africa Government International Bond (South Africa), 5.88%, 09/16/25	200,000	226,249
Turkey Government International Bond (Turkey), 7.38%, 02/05/25	185,000	200,462
Total Sovereign Government		1,080,821
Total Foreign Bonds (Cost $4,423,536)		4,526,578

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares/ Principal	Value
U.S. TREASURY NOTES — 2.8%
U.S. Treasury Note, 0.13%, 12/31/22	$450,000	$449,684
U.S. Treasury Note, 0.38%, 12/31/25	2,285,000	2,242,959
Total U.S. Treasury Notes (Cost $2,710,329)		2,692,643
EXCHANGE TRADED FUND — 0.2%
Debt Fund — 0.2%
VanEck Vectors High Yield Muni ETF(a) (Cost $230,677)	3,682	234,212
MONEY MARKET FUND — 2.5%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 0.01%(c) (Cost $2,456,991)	2,456,991	2,456,991
REPURCHASE AGREEMENTS — 0.9%(d)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $250,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $255,000)	$250,000	250,000
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $250,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $255,000)	250,000	250,000
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $77,062, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $78,603)	77,062	77,062
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $250,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $255,000)	$250,000	$250,000
Total Repurchase Agreements (Cost $827,062)		827,062
Total Investments — 102.0% (Cost $98,229,550)		98,914,829
Liabilities in Excess of Other Assets — (2.0%)		(1,956,241)
Net Assets — 100.0%		$96,958,588

____________

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

#        Perpetual security with no stated maturity date.

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2021.

*        Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

**       Less than 0.05%.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,369,446; the aggregate market value of the collateral held by the fund is $2,431,244. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,604,182.

(b)     This loan will settle after June 30, 2021 at which time the interest rate will be determined.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$31,099,039	$—	$31,099,039
Mortgage Backed Securities	—	25,110,176	—	25,110,176
Corporate Bonds	—	20,793,122	—	20,793,122
Term Loans	—	11,175,006	—	11,175,006
Foreign Bonds	—	4,526,578	—	4,526,578
U.S. Treasury Notes	—	2,692,643	—	2,692,643
Exchange Traded Fund	234,212	—	—	234,212
Money Market Fund	2,456,991	—	—	2,456,991
Repurchase Agreements	—	827,062	—	827,062
Total	$2,691,203	$96,223,626	$—	$98,914,829

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace	0.8%
Asset Backed Securities	32.1
Chemicals	0.8
Commercial Mortgage Backed Securities	3.4
Communication Services	1.4
Consumer Discretionary	0.9
Consumer Durables	0.3
Consumer Non-durables	0.1
Consumer Staples	1.0
Debt Fund	0.2
Energy	2.1
Financials	10.0
Food/Tobacco	0.6
Forest Prod/Containers	0.3
Gaming/Leisure	1.3
Health Care	2.7
Housing	0.7
Industrials	2.7
Information Technology	2.9
Manufacturing	0.5
Materials	1.6
Media/Telecom – Broadcasting	0.1

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Media/Telecom – Cable/Wireless Video	0.6%
Media/Telecom – Diversified Media	0.2
Media/Telecom – Telecommunications	0.4
Media/Telecom – Wireless Communications	0.1
Metals/Minerals	0.0 **
Oil & Gas	0.2
Real Estate	0.9
Residential Mortgage Backed Securities	22.5
Retail	0.1
Service	1.1
Sovereign Government	1.1
Technology	0.2
Transportation – Land Transportation	0.1
U.S. Treasury Notes	2.8
Utilities	1.1
Utility	0.7
Money Market	2.5
Repurchase Agreements	0.9
Total Investments	102.0
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

____________

**      Less than 0.05%.
See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 61.8%
Agriculture — 15.1%
Village Farms International, Inc. (Canada)*†(a)	4,989,822	$53,391,095
Biotechnology — 2.6%
Arena Pharmaceuticals, Inc.*	116,501	7,945,368
Intec Pharma Ltd. (Israel)*†	443,008	1,537,238
Total Biotechnology		9,482,606
Distributors — 1.2%
Greenlane Holdings, Inc., Class A*(a)	654,150	2,924,051
High Tide, Inc. (Canada)*	169,946	1,359,568
Total Distributors		4,283,619
Investment Company — 2.7%
RIV Capital, Inc. (Canada)*(a)	5,584,829	9,516,264
Pharmaceuticals — 23.0%
Aleafia Health, Inc. (Canada)*	4,012,647	1,312,382
Canopy Growth Corp. (Canada)*(a)	923,163	22,322,081
Cardiol Therapeutics, Inc., Class A (Canada)*(a)	1,130,295	2,720,083
cbdMD, Inc.*(a)	1,279,200	3,709,680
Charlottes Web Holdings, Inc.*(a)	1,675,201	5,993,007
Corbus Pharmaceuticals Holdings, Inc.*(a)	479,453	877,399
Cronos Group, Inc. (Canada)*(a)	228,756	1,967,302
Emerald Health Therapeutics, Inc. (Canada)*	2,072,634	351,492
Green Organic Dutchman Holdings Ltd. (The) (Canada)*(a)	854,144	237,971
Hempfusion Wellness, Inc. (Canada)*	2,200,984	847,379
IM Cannabis Corp. (Canada)*	352,122	1,869,768
Intercure Ltd. (Israel)*	110,287	787,449
Jazz Pharmaceuticals PLC*	28,807	5,117,275
Khiron Life Sciences Corp. (Canada)*	830,743	295,184
MediPharm Labs Corp. (Canada)*(a)	2,250,940	817,995
Neptune Wellness Solutions, Inc. (Canada)*(a)	940,875	1,100,824
Organigram Holdings, Inc. (Canada)*	464,732	1,329,134
PharmaCielo Ltd. (Canada)*(a)	419,720	447,412
Tilray, Inc., Class 2 (Canada)*(a)	1,264,206	22,856,844
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Valens Co., Inc. (The) (Canada)*	2,209,136	$5,191,461
WeedMD, Inc. (Canada)*(a)	898,384	206,767
Zynerba Pharmaceuticals, Inc.*	273,401	1,446,291
Total Pharmaceuticals		81,805,180
REITS — 10.2%
Innovative Industrial Properties, Inc.	182,364	34,835,171
Power REIT*	31,360	1,259,731
Total REITS		36,094,902
Specialty Retail — 7.0%
GrowGeneration Corp.*(a)	515,498	24,795,454
Total Common Stocks (Cost $228,112,090)		219,369,120
MONEY MARKET FUND — 27.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(b)** (Cost $97,970,057)	97,970,057	97,970,057
REPURCHASE AGREEMENTS — 0.7%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $552,485, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $563,534)	$552,484	552,484
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $552,485, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $563,534)	552,484	552,484
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $163,783, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $167,059)	163,783	163,783

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Morgan Stanley & Co. LLC, dated 06/30/21, due 07/01/21, 0.05%, total to be received $552,485, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 12/01/23-07/01/51, totaling $563,534)	$552,484	$552,484
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $552,485, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $563,534)	552,484	552,484
Total Repurchase Agreements (Cost $2,373,719)		2,373,719
Total Investments — 90.2% (Cost $328,455,866)		319,712,896
Other Assets in Excess of Liabilities — 9.8%		34,695,373
Net Assets — 100.0%		$354,408,269

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

**       Amount includes $55,431,482 of segregated collateral for swaps.

†        Affiliated Company.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $50,042,966; the aggregate market value of the collateral held by the fund is $52,127,765. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $49,754,046.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$219,369,120	$—	$—	$219,369,120
Money Market Fund	97,970,057	—	—	97,970,057
Repurchase Agreements	—	2,373,719	—	2,373,719
Swaps†	—	4,195,754	—	4,195,754
Total	$317,339,177	$6,569,473	$—	$323,908,650
Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(1,772,102)	$—	$(1,772,102)
Total	$—	$(1,772,102)	$—	$(1,772,102)

____________

†        Derivative instruments, including swap contracts and futures contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	15.1%
Biotechnology	2.6
Distributors	1.2
Investment Company	2.7
Pharmaceuticals	23.0
REITS	10.2
Specialty Retail	7.0
Money Market Fund	27.6
Repurchase Agreements	0.7
Total Investments	90.2
Liabilities in Excess of Other Assets	9.8
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2021

Total Return Swap contracts outstanding as of June 30, 2021:

Reference Entity	Number of Contracts	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Columbia Care ORD	2,740,282	SOFR + 1.00%	Monthly	7/01/2022	$12,743,112	$12,728,610	$(14,502)
Cresco Labs ORD	1,519,523	SOFR + 1.00%	Monthly	7/01/2022	17,338,845	17,322,562	(16,283)
Curaleaf Holdings SUB VOT ORD	1,495,000	SOFR + 1.00%	Monthly	7/01/2022	21,091,000	21,071,726	(19,274)
Green Thumb Industries SUB VOT ORD	720,000	SOFR + 1.00%	Monthly	7/01/2022	23,778,686	23,760,000	(18,686)
Harvesthealth	4,550,000	—	—	7/01/2022	15,220,696	18,791,500	3,570,804
Ianthus ORD	464,000	SOFR + 1.00%	Monthly	7/01/2022	87,542	87,464	(78)
SOL Global Investments Corp	3,434,625	—	—	7/01/2022	12,046,093	10,357,799	(1,688,294)
Terrascend ORD	1,000,000	—	—	7/01/2022	10,825,050	11,450,000	624,950
Trulieve Cannabis ORD	451,265	SOFR + 1.00%	Monthly	7/01/2022	16,937,422	16,922,437	(14,985)
Net Unrealized Appreciation							$2,423,652

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2021, cash in the amount of $0 has been segregated as collateral from the broker for Swap contracts.

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2021 were as follows:

Affiliated Holding Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2021	Value at 6/30/2021	Dividend Income
Greenlane Holdings, Inc.*	$1,148,851	$1,142,976	$—	$—	$862,012	—	$—	$—
Intec Pharma Ltd.†	128,133	1,821,961	—	—	(412,856)	443,008	1,537,238	—
Village Farms International, Inc.†	4,152,418	52,449,215	(3,161,307)	(1,140,055)	1,090,824	4,989,822	53,391,095	—
Total	$5,429,402	$55,414,152	$(3,161,307)	$(1,140,055)	$1,539,980	5,432,830	$54,928,333	$—

____________

*        Security is no longer an affiliated company at year end.

†        Affiliated Company.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF Schedule of Investments June 30, 2021
Investments	Shares/ Principal	Value
COMMON STOCKS — 11.8%
Distributors — 0.2%
Greenlane Holdings, Inc., Class A*(a)	384,863	$1,720,338
Investment Company — 0.4%
RIV Capital, Inc. (Canada)*	2,056,303	3,503,835
Pharmaceuticals — 0.9%
cbdMD, Inc.*(a)	720,475	2,089,377
Charlottes Web Holdings, Inc.*(a)	1,195,496	4,276,869
Hempfusion Wellness, Inc. (Canada)*(a)	3,760,423	1,447,763
Total Pharmaceuticals		7,814,009
REITS — 4.9%
Innovative Industrial Properties, Inc.	210,053	40,124,324
Power REIT*†	172,346	6,923,139
Total REITS		47,047,463
Specialty Retail — 5.4%
GrowGeneration Corp.*(a)	835,287	40,177,305
Hydrofarm Holdings Group, Inc.*(a)	194,421	11,492,225
Total Specialty Retail		51,669,530
Total Common Stocks (Cost $115,909,121)		111,755,175
MONEY MARKET FUND — 56.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional** Class, 0.01%(b) (Cost $535,824,300)	535,824,300	535,824,300
REPURCHASE AGREEMENTS — 0.2%(c)
Citibank NA, dated 06/30/21, due 07/01/21, 0.06%, total to be received $152,743, (collateralized by various U.S. Government Agency Obligations, 0.63%-6.00%, 07/01/24-11/15/50, totaling $155,935)	$152,743	152,743
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $515,239, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $525,543)	515,238	515,238
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
HSBC Securities USA, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $515,239, (collateralized by various U.S. Government Agency Obligations, 2.13%-4.50%, 10/01/27-06/25/50, totaling $525,543)	$515,238	$515,238
Morgan Stanley & Co. LLC, dated 06/30/21, due 07/01/21, 0.05%, total to be received $515,239, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 12/01/23-07/01/51, totaling $525,543)	515,238	515,238
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $515,239, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $525,543)	515,238	515,238
Total Repurchase Agreements (Cost $2,213,695)		2,213,695
Total Investments — 68.4% (Cost $653,947,116)		649,793,170
Other Assets in Excess of Liabilities — 31.6%		300,901,325
Net Assets — 100.0%		$950,694,495

____________

REITS — Real Estate Investment Trusts

*        Non-income producing security.

**       Amount includes $352,089,412 of segregated collateral for swaps.

†        Affiliated Company.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $29,228,389; the aggregate market value of the collateral held by the fund is $30,527,683. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $28,313,988.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$111,755,175	$—	$—	$111,755,175
Money Market Fund	535,824,300	—	—	535,824,300
Repurchase Agreements	—	2,213,695	—	2,213,695
Swaps†	—	9,268,005	—	9,268,005
Total	$647,579,475	$11,481,700	$—	$659,061,175
Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(69,791,002)	$—	$(69,791,002)
Total	$—	$(69,791,002)	$—	$(69,791,002)

____________

†        Derivative instruments, including swap contracts and futures contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Distributors	0.2%
Investment Company	0.4
Pharmaceuticals	0.9
REITS	4.9
Specialty Retail	5.4
Money Market Fund	56.4
Repurchase Agreements	0.2
Total Investments	68.4
Liabilities in Excess of Other Assets	31.6
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF Schedule of Investments (continued) June 30, 2021

Total Return Swap contracts outstanding as of June 30, 2021:

Reference Entity	Number of Contracts	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
4Front Ventures ORD	19,016,571	—	—	7/23/2021	$26,090,883	$23,960,879	$(2,130,004)
Acreage Holdings FX SUB VOT CL E ORD	474,183	—	—	7/23/2021	3,292,101	1,778,186	(1,513,915)
Acreage Holdings FX SUB VOT CL E ORD	2,595,135	SOFR + 1.00%	Monthly	7/23/2021	9,742,389	9,731,756	(10,633)
AYR Wellness	530,000	—	—	7/23/2021	16,978,783	15,105,000	(1,873,783)
AYR Wellness	1,920,911	SOFR + 1.00%	Monthly	7/23/2021	54,797,367	54,745,964	(51,403)
C21 Investments ORD	7,877,268	—	—	7/23/2021	10,556,530	7,640,162	(2,916,368)
Ceres Acquisition	300,000	—	—	7/23/2021	3,073,980	3,029,997	(43,983)
Columbia Care ORD	2,851,401	—	—	7/23/2021	20,113,685	13,244,758	(6,868,927)
Columbia Care ORD	5,475,491	SOFR + 1.00%	Monthly	7/23/2021	25,462,633	25,433,656	(28,977)
Cresco Labs ORD	2,761,025	—	—	7/23/2021	40,103,952	31,475,685	(8,628,267)
Cresco Labs ORD	5,492,095	SOFR + 1.00%	Monthly	7/23/2021	62,668,734	62,609,883	(58,851)
Curaleaf Holdings SUB VOT ORD	2,560,000	—	—	7/23/2021	41,550,397	36,082,688	(5,467,709)
Curaleaf Holdings SUB VOT ORD	5,733,295	SOFR + 1.00%	Monthly	7/23/2021	80,883,561	80,809,646	(73,915)
Gage Growth	1,003,000	—	—	7/23/2021	2,304,659	1,995,970	(308,689)
Glass House Brands	300,000	—	—	7/23/2021	3,057,870	3,660,000	602,130
Goodness Growth Hold	4,140,230	—	—	7/23/2021	12,790,184	7,576,621	(5,213,563)
Gramf Tpco ORD	2,565,000	—	—	7/23/2021	24,856,480	14,312,700	(10,543,780)
Gramf Tpco ORD	2,727,948	SOFR + 1.00%	Monthly	7/23/2021	15,236,625	15,221,950	(14,675)
Green Thumb Industries SUB VOT ORD	997,178	—	—	7/23/2021	33,658,253	32,906,874	(751,379)
Green Thumb Industries SUB VOT ORD	2,878,042	SOFR + 1.00%	Monthly	7/23/2021	95,050,081	94,975,386	(74,695)
Harvest Health And Recreation ORD	10,423,130	—	—	7/23/2021	34,381,652	43,047,527	8,665,875
Jushi Holdings CL B SUB VOT ORD	2,110,000	—	—	7/23/2021	16,216,690	11,816,000	(4,400,690)
Jushi Holdings CL B SUB VOT ORD	4,030,425	SOFR + 1.00%	Monthly	7/23/2021	22,590,899	22,570,380	(20,519)
Lowell Farms ORD	4,564,503	—	—	7/23/2021	6,072,464	5,523,049	(549,415)
Planet 13 Holdings ORD	2,475,509	—	—	7/23/2021	18,154,506	17,452,338	(702,168)
Planet 13 Holdings ORD	3,483,776	SOFR + 1.00%	Monthly	7/23/2021	24,580,795	24,560,621	(20,174)

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF Schedule of Investments (continued) June 30, 2021
Reference Entity	Number of Contracts	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Terrascend ORD	1,454,905	—	—	7/23/2021	$19,149,059	$16,658,662	$(2,490,397)
Terrascend ORD	4,551,676	SOFR + 1.00%	Monthly	7/23/2021	52,162,587	52,116,690	(45,897)
Trulieve Cannabis ORD	790,000	—	—	7/23/2021	37,265,214	29,625,000	(7,640,214)
Trulieve Cannabis ORD	2,019,918	SOFR + 1.00%	Monthly	7/23/2021	75,813,996	75,746,925	(67,071)
Vapen Mj Ventures ORD	4,856,256	—	—	7/23/2021	4,387,482	2,956,974	(1,430,508)
Verano Holdings ORD	1,000,784	—	—	7/23/2021	22,113,173	16,262,740	(5,850,433)
Net Unrealized Depreciation							$(60,522,997)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2021, cash in the amount of $0 has been segregated as collateral from the broker for Swap contracts.

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2021 were as follows:

Affiliated Holding Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2021	Value at 6/30/2021	Dividend Income
Power REIT	$—	$6,216,576	$(649,135)	$325,704	$1,029,994	172,346	$6,923,139	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF Schedule of Investments June 30, 2021
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 97.6%
Equity Fund — 97.6%
First Trust Dow Jones Internet Index Fund*	49,423	$12,101,716
Invesco QQQ Trust Series 1(a)	75,639	26,808,731
iShares Core S&P Small-Cap ETF	30,848	3,485,207
iShares Russell 2000 Growth ETF(a)	12,507	3,898,307
Technology Select Sector SPDR Fund	140,942	20,811,495
Total Exchange Traded Funds (Cost $62,214,945)		67,105,456
MONEY MARKET FUNDS — 8.8%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(b)(c)	1,773,000	1,773,000
Fidelity Investments Money Market Government Portfolio — Class I, 0.01%(b)	1,614,272	1,614,272
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 0.03%(b)(c)	62,000	62,000
Invesco STIT — Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)	1,893,000	1,893,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%(b)(c)	690,000	690,000
Total Money Market Funds (Cost $6,032,272)		6,032,272
REPURCHASE AGREEMENTS — 25.9%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $5,176,743, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $5,280,269)	$5,176,734	5,176,734
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $5,176,741, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $5,280,269)	5,176,734	5,176,734
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $2,293,392, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $2,339,257)	$2,293,389	$2,293,389
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $5,176,741, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $5,280,269)	5,176,734	5,176,734
Total Repurchase Agreements (Cost $17,823,591)		17,823,591
Total Investments — 132.3% (Cost $86,070,808)		90,961,319
Liabilities in Excess of Other Assets — (32.3%)		(22,198,402)
Net Assets — 100.0%		$68,762,917

____________

ETF — Exchange Traded Fund

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $21,769,778; the aggregate market value of the collateral held by the fund is $22,241,591.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$67,105,456	$—	$—	$67,105,456
Money Market Funds	6,032,272	—	—	6,032,272
Repurchase Agreements	—	17,823,591	—	17,823,591
Total	$73,137,728	$17,823,591	$—	$90,961,319

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	97.6%
Money Market Funds	8.8
Repurchase Agreements	25.9
Total Investments	132.3
Liabilities in Excess of Other Assets	(32.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF Schedule of Investments June 30, 2021
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 97.7%
Commodity Fund — 7.0%
SPDR Gold Shares*(a)	1,480	$245,133
Debt Fund — 36.9%
iShares 20+ Year Treasury Bond ETF	8,886	1,282,694
Equity Fund — 53.8%
Invesco Nasdaq Internet ETF*	1,385	355,460
Invesco QQQ Trust Series 1(a)	2,224	788,252
Technology Select Sector SPDR Fund	4,162	614,561
Vanguard Real Estate ETF	1,110	112,987
Total Equity Fund		1,871,260
Total Exchange Traded Funds (Cost $3,215,777)		3,399,087
MONEY MARKET FUND — 1.6%
Fidelity Investments Money Market Government Portfolio — Class I, 0.01%(b) (Cost $56,285)	56,285	56,285
REPURCHASE AGREEMENTS — 29.7%(c)
BofA Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $36,858, (collateralized by various U.S. Government Agency Obligations, 1.50%-8.50%, 07/15/21-01/15/60, totaling $37,595)	$36,858	36,858
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $253,980)	249,000	249,000
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $253,980)	249,000	249,000
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Morgan Stanley & Co. LLC, dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 12/01/23-07/01/51, totaling $253,980)	$249,000	$249,000
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $253,980)	249,000	249,000
Total Repurchase Agreements (Cost $1,032,858)		1,032,858
Total Investments — 129.0% (Cost $4,304,920)		4,488,230
Liabilities in Excess of Other Assets — (29.0%)		(1,009,648)
Net Assets — 100.0%		$3,478,582

____________

ETF — Exchange Traded Fund

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,012,466; the aggregate market value of the collateral held by the fund is $1,032,858.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.
See accompanying Notes to Financial Statements.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,399,087	$—	$—	$3,399,087
Money Market Fund	56,285	—	—	56,285
Repurchase Agreements	—	1,032,858	—	1,032,858
Total	$3,455,372	$1,032,858	$—	$4,488,230

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	7.0%
Debt Fund	36.9
Equity Fund	53.8
Money Market Fund	1.6
Repurchase Agreements	29.7
Total Investments	129.0
Liabilities in Excess of Other Assets	(29.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
EXCHANGE TRADED FUND — 39.0%
Debt Fund — 39.0%
AdvisorShares Sage Core Reserves ETF† (Cost $19,886,000)	200,000	$19,736,000
MONEY MARKET FUNDS — 246.5%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(a)(d)	119,102,056	119,102,056
Fidelity Institutional Money Market Government Portfolio — Class III, 0.01%(a)	5,766,257	5,766,257
Total Money Market Funds (Cost $124,868,313)		124,868,313
Total Investments Before Securities Sold, Not Yet Purchased (Cost $144,754,313)		144,604,313
Securities Sold, Not Yet Purchased — (99.4)%(b)
COMMON STOCKS — (99.4)%
Aerospace/Defense — (2.0)%
Mercury Systems, Inc.*	(15,000)	(994,200)
Airlines — (1.2)%
Spirit Airlines, Inc.*	(20,000)	(608,800)
Apparel — (2.1)%
PVH Corp.*	(10,000)	(1,075,900)
Banks — (5.7)%
Credit Suisse Group AG (Switzerland)(c)	(100,000)	(1,049,000)
HSBC Holdings PLC (United Kingdom)(c)	(30,000)	(865,500)
Westpac Banking Corp. (Australia)(c)	(50,000)	(966,000)
Total Banks		(2,880,500)
Beverages — (1.8)%
Monster Beverage Corp.*	(10,000)	(913,500)
Commercial Services — (4.0)%
MarketAxess Holdings, Inc.	(3,000)	(1,390,770)
Sabre Corp.*	(50,000)	(624,000)
Total Commercial Services		(2,014,770)
Computers — (1.3)%
Ping Identity Holding Corp.*	(30,000)	(687,000)
Diversified Financial Services — (3.2)%
LendingTree, Inc.*	(4,000)	(847,520)
Nomura Holdings, Inc. (Japan)(c)	(150,000)	(763,500)
Total Diversified Financial Services		(1,611,020)
Investments	Shares	Value
COMMON STOCKS (continued)
Electric — (6.8)%
Brookfield Renewable Corp., Class A	(20,000)	$(838,800)
Clearway Energy, Inc., Class C	(40,000)	(1,059,200)
PG&E Corp.*	(150,000)	(1,525,500)
Total Electric		(3,423,500)
Electrical Components & Equipment — (2.2)%
Universal Display Corp.	(5,000)	(1,111,650)
Electronics — (1.1)%
Akoustis Technologies, Inc.*	(50,000)	(535,500)
Energy – Alternate Sources — (1.2)%
Renewable Energy Group, Inc.*	(10,000)	(623,400)
Engineering & Construction — (2.0)%
Construction Partners, Inc., Class A*	(32,500)	(1,020,500)
Entertainment — (2.9)%
Golden Nugget Online Gaming, Inc.*	(50,000)	(638,000)
Madison Square Garden Entertainment Corp.*	(10,000)	(839,700)
Total Entertainment		(1,477,700)
Food — (4.7)%
Grocery Outlet Holding Corp.*	(30,000)	(1,039,800)
McCormick & Co., Inc.	(15,000)	(1,324,800)
Total Food		(2,364,600)
Home Furnishings — (1.5)%
Universal Electronics, Inc.*	(16,000)	(776,000)
Insurance — (5.1)%
China Life Insurance Co., Ltd. (China)(c)	(100,000)	(995,000)
eHealth, Inc.*	(27,000)	(1,576,800)
Total Insurance		(2,571,800)
Internet — (10.7)%
Etsy, Inc.*	(5,000)	(1,029,200)
EverQuote, Inc., Class A*	(25,000)	(817,000)
F5 Networks, Inc.*	(5,000)	(933,300)
Just Eat Takeaway.com NV (Germany)*(c)	(97,100)	(1,773,046)
Zillow Group, Inc., Class A*	(7,000)	(857,710)
Total Internet		(5,410,256)
Lodging — (2.8)%
Wyndham Hotels & Resorts, Inc.	(20,000)	(1,445,800)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2021
Investments	Shares	Value
COMMON STOCKS (continued)
Media — (0.0)%**
New York Times Co. (The), Class A	(320)	$(13,936)
Oil & Gas Services — (1.9)%
NOW, Inc.*	(100,000)	(949,000)
Pipelines — (1.5)%
New Fortress Energy, Inc.	(20,000)	(757,600)
Real Estate — (2.8)%
KE Holdings, Inc. (China)*(c)	(30,000)	(1,430,400)
REITS — (2.8)%
Alexander’s, Inc.	(2,500)	(669,875)
LTC Properties, Inc.	(20,000)	(767,800)
Total REITS		(1,437,675)
Retail — (6.9)%
Best Buy Co., Inc.	(10,000)	(1,149,800)
FirstCash, Inc.	(12,832)	(980,878)
Five Below, Inc.*	(7,000)	(1,352,890)
Total Retail		(3,483,568)
Software — (16.2)%
AppFolio, Inc., Class A*	(12,500)	(1,765,000)
DouYu International Holdings Ltd. (China)*(c)	(125,000)	(855,000)
Fastly, Inc., Class A*	(20,000)	(1,192,000)
JFrog Ltd. (Israel)*	(15,000)	(682,800)
PTC, Inc.*	(7,500)	(1,059,450)
RingCentral, Inc., Class A*	(2,500)	(726,450)
Sailpoint Technologies Holdings, Inc.*	(20,000)	(1,021,400)
Schrodinger, Inc.*	(12,000)	(907,320)
Total Software		(8,209,420)
Telecommunications — (3.1)%
Inseego Corp.*	(45,000)	(454,050)
Verizon Communications, Inc.	(20,000)	(1,120,600)
Total Telecommunications		(1,574,650)
Investments	Shares	Value
COMMON STOCKS (continued)
Toys/Games/Hobbies — (1.9)%
Hasbro, Inc.	(10,000)	$(945,200)
Total Common Stocks (Cost $(49,368,508))		(50,347,845)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(49,368,508)]		(50,347,845)
Total Investments — 186.1% (Cost $95,385,805)		94,256,468
Liabilities in Excess of Other Assets — (86.1%)		(43,601,195)
Net Assets — 100.0%		$50,655,273

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

**       Less than 0.05%.

†        Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2021.

(b)     As of June 30, 2021 cash in the amount of $6,794,116 has been segregated as collateral from the broker for securities sold short.

(c)      American Depositary Receipt.

(d)     A portion of this security has been pledged as collateral for securities sold, not yet purchased.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$19,736,000	$—	$—	$19,736,000
Money Market Funds	124,868,313	—	—	124,868,313
Total	$144,604,313	$—	$—	$144,604,313
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(50,347,845)	$—	$—	$(50,347,845)
Total	$(50,347,845)	$—	$—	$(50,347,845)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(2.0)%
Airlines	(1.2)
Apparel	(2.1)
Banks	(5.7)
Beverages	(1.8)
Commercial Services	(4.0)
Computers	(1.3)
Debt Fund	39.0
Diversified Financial Services	(3.2)
Electric	(6.8)
Electrical Components & Equipment	(2.2)
Electronics	(1.1)
Energy – Alternate Sources	(1.2)
Engineering & Construction	(2.0)
Entertainment	(2.9)
Food	(4.7)
Home Furnishings	(1.5)

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Insurance	(5.1)
Internet	(10.7)
Lodging	(2.8)
Media	(0.0)**
Oil & Gas Services	(1.9)
Pipelines	(1.5)
Real Estate	(2.8)
REITS	(2.8)
Retail	(6.9)
Software	(16.2)
Telecommunications	(3.1)
Toys/Games/Hobbies	(1.9)
Money Market Funds	246.5
Total Investments	186.1
Liabilities in Excess of Other Assets	(86.1)
Net Assets	100.0%

____________

**       Less than 0.05%.

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2021 were as follows:

Affiliated Fund Name	Value at 6/30/2020	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2021	Value at 6/30/2021	Dividend Income
AdvisorShares Sage Core Reserves ETF	$63,930,750	$—	$(44,436,368)	$(357,132)	$598,750	200,000	$19,736,000	$331,584

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 99.4%
Entertainment — 4.9%
RCI Hospitality Holdings, Inc.	4,454	$294,855
Internet — 2.6%
DoorDash, Inc., Class A*	534	95,228
Just Eat Takeaway.com NV (Germany)*(a)	3,270	59,710
Total Internet		154,938
Retail — 91.9%
BJ’s Restaurants, Inc.*	1,759	86,437
Bloomin’ Brands, Inc.*	11,034	299,463
Brinker International, Inc.*	3,868	239,236
Carrols Restaurant Group, Inc.*	10,579	63,580
Cheesecake Factory, Inc. (The)*	2,984	161,673
Chipotle Mexican Grill, Inc.*	128	198,444
Chuy’s Holdings, Inc.*	9,659	359,894
Darden Restaurants, Inc.	1,575	229,934
Dave & Buster’s Entertainment, Inc.*	1,269	51,521
Del Taco Restaurants, Inc.	21,521	215,425
Denny’s Corp.*	3,474	57,286
Dine Brands Global, Inc.*	3,350	298,988
Domino’s Pizza, Inc.	583	271,964
El Pollo Loco Holdings, Inc.*	9,354	171,085
Fiesta Restaurant Group, Inc.*	21,654	290,813
Jack in the Box, Inc.	2,459	274,031
McDonald’s Corp.	562	129,816
Papa John’s International, Inc.	2,494	260,473
Restaurant Brands International, Inc. (Canada)	1,759	113,350
Ruth’s Hospitality Group, Inc.*	13,956	321,407
Shake Shack, Inc., Class A*(b)	961	102,846
Starbucks Corp.	2,249	251,461
Texas Roadhouse, Inc.	3,370	324,194
Wendy’s Co. (The)	4,626	108,341
Wingstop, Inc.	1,269	200,033
Yum China Holdings, Inc. (China)	3,719	246,384
Yum! Brands, Inc.	1,514	174,155
Total Retail		5,502,234
Total Common Stocks (Cost $5,982,964)		5,952,027
Investments	Shares	Value
MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(c) (Cost $60,400)	60,400	$60,400
Total Investments — 100.4% (Cost $6,043,364)		6,012,427
Liabilities in Excess of Other Assets — (0.4%)		(24,141)
Net Assets — 100.0%		$5,988,286

____________

*        Non-income producing security.

(a)      American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $100,706; the aggregate market value of the collateral held by the fund is $101,698. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $101,698.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,952,027	$—	$—	$5,952,027
Money Market Fund	60,400	—	—	60,400
Total	$6,012,427	$—	$—	$6,012,427

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Entertainment	4.9%
Internet	2.6
Retail	91.9
Money Market Fund	1.0
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments June 30, 2021
Investments	Principal	Value
CORPORATE BONDS — 61.1%
Airlines — 1.1%
Delta Air Lines, Inc., 3.63%, 03/15/22	$229,000	$232,262
United Airlines Holdings, Inc., 4.25%, 10/01/22(a)	232,000	237,800
Total Airlines		470,062
Auto Manufacturers — 1.7%
General Motors Financial Co., Inc., 4.38%, 09/25/21	732,000	738,818
Banks — 7.8%
Bank of America Corp., Series MTN, 1.35%, (3-Month USD LIBOR + 1.16%), 01/20/23@	71,000	71,421
Citigroup, Inc., 1.14%, (3-Month USD LIBOR + 0.96%), 04/25/22@	735,000	739,690
Citigroup, Inc., 2.31%, (SOFR + 0.87%), 11/04/22@	344,000	346,170
Goldman Sachs Group, Inc. (The), 2.88%, (3-Month USD LIBOR + 0.82%), 10/31/22@	419,000	422,320
Goldman Sachs Group, Inc. (The), 0.47%, (SOFR + 0.43%), 03/08/23@(a)	585,000	585,507
Morgan Stanley, 4.88%, 11/01/22	650,000	686,815
Wells Fargo & Co., Series M, 3.45%, 02/13/23	450,000	471,822
Total Banks		3,323,745
Beverages — 1.4%
Constellation Brands, Inc., 2.65%, 11/07/22	567,000	583,103
Biotechnology — 1.1%
Biogen, Inc., 3.63%, 09/15/22	443,000	460,297
Commercial Services — 2.7%
ADT Security Corp. (The), 3.50%, 07/15/22	229,000	233,580
Equifax, Inc., 3.60%, 08/15/21	343,000	344,380
Equifax, Inc., 1.03%, (3-Month USD LIBOR + 0.87%), 08/15/21@	570,000	570,520
Total Commercial Services		1,148,480
Diversified Financial Services — 8.1%
Air Lease Corp., 3.50%, 01/15/22(a)	1,023,000	1,040,004
Aircastle Ltd., 4.40%, 09/25/23	325,000	348,127
Investments	Principal	Value
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co., 0.78%, (3-Month USD LIBOR + 0.62%), 05/20/22@	$842,000	$845,759
Aviation Capital Group LLC, 0.86%, (3-Month USD LIBOR + 0.67%), 07/30/21@‡	270,000	270,051
Intercontinental Exchange, Inc., 0.77%, (3-Month USD LIBOR + 0.65%), 06/15/23@	700,000	699,500
OneMain Finance Corp., 6.13%, 05/15/22	220,000	229,130
Total Diversified Financial Services		3,432,571
Electric — 9.0%
Dominion Energy, Inc., 2.72%, 08/15/21#	806,000	808,325
Edison International, 2.40%, 09/15/22	911,000	927,350
Entergy Corp., 4.00%, 07/15/22	667,000	688,143
Exelon Corp., 3.50%, 06/01/22	431,000	441,953
NextEra Energy Capital Holdings, Inc., 2.80%, 01/15/23	451,000	466,424
OGE Energy Corp., 0.70%, 05/26/23	113,000	112,953
Pacific Gas and Electric Co., 1.75%, 06/16/22	370,000	369,858
Total Electric		3,815,006
Electronics — 1.1%
Jabil, Inc., 4.70%, 09/15/22	442,000	463,840
Gas — 3.3%
CenterPoint Energy Resources Corp., 0.63%, (3-Month USD LIBOR + 0.50%), 03/02/23@	911,000	911,238
Southern California Gas Co., 0.47%, (3-Month USD LIBOR + 0.35%), 09/14/23@	466,000	466,061
Total Gas		1,377,299
Healthcare – Products — 0.6%
Boston Scientific Corp., 3.38%, 05/15/22	256,000	262,915
Healthcare – Services — 2.1%
Humana, Inc., 3.15%, 12/01/22	581,000	599,227
Molina Healthcare, Inc., 5.38%, 11/15/22	265,000	278,083
Total Healthcare – Services		877,310

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
CORPORATE BONDS (continued)
Home Builders — 1.0%
Lennar Corp., 4.13%, 01/15/22	$436,000	$441,435
Investment Companies — 1.4%
Ares Capital Corp., 3.63%, 01/19/22	604,000	612,575
Media — 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22	420,000	434,865
DISH DBS Corp., 5.88%, 07/15/22	220,000	229,779
Time Warner Cable LLC, 4.00%, 09/01/21	522,000	522,000
Total Media		1,186,644
Mining — 1.3%
Freeport-McMoRan, Inc., 3.55%, 03/01/22	527,000	533,253
Oil & Gas — 0.4%
Occidental Petroleum Corp., 2.70%, 08/15/22	162,000	165,464
Oil & Gas Services — 1.4%
Halliburton Co., 3.25%, 11/15/21	579,000	581,017
Pharmaceuticals — 2.0%
Becton Dickinson and Co., 2.89%, 06/06/22	822,000	840,170
Pipelines — 2.2%
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22	905,000	924,149
REITS — 2.8%
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	325,000	342,870
Kimco Realty Corp., 3.40%, 11/01/22	822,000	850,411
Total REITS		1,193,281
Retail — 2.1%
Nordstrom, Inc., 4.00%, 10/15/21	441,000	441,200
QVC, Inc., 4.38%, 03/15/23	443,000	467,693
Total Retail		908,893
Software — 2.2%
VMware, Inc., 2.95%, 08/21/22	926,000	950,114
Investments	Principal	Value
CORPORATE BONDS (continued)
Telecommunications — 1.5%
Qwest Corp., 6.75%, 12/01/21	$379,000	$388,238
Sprint Corp., 7.25%, 09/15/21	224,000	227,778
Total Telecommunications		616,016
Total Corporate Bonds (Cost $25,801,971)		25,906,457
ASSET BACKED SECURITIES — 15.0%
Diversified Financial Services — 15.0%
Ally Master Owner Trust, Class A, Series 2018-4, 3.30%, 07/17/23	465,000	465,533
American Express Credit Account Master Trust, Class A, Series 2019-1, 2.87%, 10/15/24	455,000	464,174
First National Master Note Trust, Class A, Series 2018-1, 0.53%, (1-Month USD LIBOR + 0.46%), 10/15/24@	665,000	665,748
Ford Credit Floorplan Master Owner Trust, Class A, Series 2017-3, 2.48%, 09/15/24	565,000	580,180
GM Financial Consumer Automobile Receivables Trust, Class B, Series 2017-3A, 2.33%, 03/16/23‡	735,000	735,761
Hyundai Auto Receivables Trust, Class A2, Series 2020-C, 0.26%, 09/15/23	901,037	901,527
Invitation Homes Trust, Class B, Series 2018-SFR3, 1.23%, (1-Month USD LIBOR + 1.15%), 07/17/37@‡	200,000	200,945
SoFi Consumer Loan Program Trust, Class A, Series 2020-1, 2.02%, 01/25/29‡	167,966	169,376
Tesla Auto Lease Trust, Class A2, Series 2021-A, 0.36%, 03/20/25‡	300,000	300,205
Verizon Owner Trust, Class A1A, Series 2019-A, 2.93%, 09/20/23	859,241	869,521
World Financial Network Credit Card Master Trust, Class A, Series 2019-B, 2.49%, 04/15/26	535,000	546,538
World Omni Auto Receivables Trust, Class A2, Series 2020-A, 1.71%, 11/15/22	484,448	487,020
Total Asset Backed Securities (Cost $6,375,673)		6,386,528
See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal/ Shares	Value
U.S. TREASURY NOTES — 12.9%
U.S. Treasury Note, 1.38%, 01/31/22	$1,992,000	$2,007,154
U.S. Treasury Note, 1.13%, 02/28/22(a)	2,312,000	2,328,334
U.S. Treasury Note, 1.88%, 04/30/22	1,118,000	1,134,555
Total U.S. Treasury Notes (Cost $5,469,606)		5,470,043
FOREIGN BONDS — 6.7%
Banks — 2.5%
Barclays PLC, 1.74%, (3-Month USD LIBOR + 1.63%), 01/10/23 (United Kingdom)@	697,000	702,273
Barclays PLC, 3.68%, 01/10/23 (United Kingdom)	342,000	347,864
Total Banks		1,050,137
Oil & Gas — 2.9%
Cenovus Energy, Inc., 3.00%, 08/15/22 (Canada)	350,000	357,189
Ecopetrol SA, 5.88%, 09/18/23 (Colombia)	795,000	861,450
Total Oil & Gas		1,218,639
Pharmaceuticals — 1.3%
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21 (Israel)	583,000	581,012
Total Foreign Bonds (Cost $2,833,930)		2,849,788
MORTGAGE BACKED SECURITIES — 1.6%
Commercial Mortgage Backed Securities — 1.6%
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49@‡*	210,071	214,222
Mello Warehouse Securitization Trust, Class A, Series 2020-1, 0.99%, (1-Month USD LIBOR + 0.90%), 10/25/53@‡	455,000	455,443
Total Mortgage Backed Securities (Cost $669,534)		669,665
MONEY MARKET FUND — 1.1%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 0.60%(b) (Cost $452,085)	452,085	452,085
Investments	Principal	Value
REPURCHASE AGREEMENTS — 3.5%(c)
Citigroup Global Markets, Inc., dated 06/30/21, due 07/01/21, 0.06%, total to be received $347,229, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 07/01/21-01/15/59, totaling $354,173)	$347,228	$347,228
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $347,228, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $354,172)	347,228	347,228
Deutsche Bank Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $102,935, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.50%, 03/01/25-07/01/51, totaling $104,994)	102,935	102,935
Morgan Stanley & Co. LLC, dated 06/30/21, due 07/01/21, 0.05%, total to be received $347,228, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 12/01/23-07/01/51, totaling $354,173)	347,228	347,228
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $347,228, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $354,173)	347,228	347,228
Total Repurchase Agreements (Cost $1,491,847)		1,491,847
Total Investments — 101.9% (Cost $43,094,646)		43,226,413
Liabilities in Excess of Other Assets — (1.9%)		(794,020)
Net Assets — 100.0%		$42,432,393

____________

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2021

SOFR — Secured Overnight Financing Rate

#        Represents step coupon bond. Rate shown reflects the rate in effect at June 30, 2021.

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2021.

*        Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,451,553; the aggregate market value of the collateral held by the fund is $1,491,847.

(b)     Rate shown reflects the 7-day yield as of June 30, 2021.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$25,906,457	$—	$25,906,457
Asset Backed Securities	—	6,386,528	—	6,386,528
U.S. Treasury Notes	—	5,470,043	—	5,470,043
Foreign Bonds	—	2,849,788	—	2,849,788
Mortgage Backed Securities	—	669,665	—	669,665
Money Market Fund	452,085	—	—	452,085
Repurchase Agreements	—	1,491,847	—	1,491,847
Futures Contracts†	2,152	—	—	2,152
Total	$454,237	$42,774,328	$—	$43,228,565

____________

†        Derivative instruments, including swap contracts and futures contracts, are valued at the net unrealized gain (loss) on the instrument.

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2021

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Airlines	1.1%
Auto Manufacturers	1.7
Banks	10.3
Beverages	1.4
Biotechnology	1.1
Commercial Mortgage Backed Securities	1.6
Commercial Services	2.7
Diversified Financial Services	23.1
Electric	9.0
Electronics	1.1
Gas	3.3
Healthcare – Products	0.6
Healthcare – Services	2.1
Home Builders	1.0
Investment Companies	1.4
Media	2.8

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Mining	1.3%
Oil & Gas	3.3
Oil & Gas Services	1.4
Pharmaceuticals	3.3
Pipelines	2.2
REITS	2.8
Retail	2.1
Software	2.2
Telecommunications	1.5
U.S. Treasury Note	12.9
Money Market Fund	1.1
Repurchase Agreements	3.5
Total Investments	101.9
Liabilities in Excess of Other Assets	(1.9)
Net Assets	100.0%

Futures contracts outstanding as of June 30, 2021:

Type	Broker	Expiration Date	Number of Contracts	Notional Value at Trade Date	Contract Value at June 30, 2021	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Yr. Note	Interactive Brokers LLC	September 2021	(6)	$(1,324,074)	$(1,321,922)	$2,152

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
EXCHANGE TRADED FUNDS — 93.7%
Debt Fund — 16.4%
iShares Core Total USD Bond Market ETF(a)	19,767	$1,057,337
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	5,356	719,632
iShares US Treasury Bond ETF(a)	46,369	1,233,415
Total Debt Fund		3,010,384
Equity Fund — 77.3%
iShares Global Tech ETF	2,303	777,309
iShares MSCI EAFE ETF	38,831	3,062,989
iShares MSCI Emerging Markets ETF(b)	22,982	1,267,457
iShares Russell 2000 ETF(b)	3,288	754,169
iShares Russell Mid-Cap Growth ETF(b)	10,509	1,189,619
SPDR S&P 500 ETF Trust(b)	15,255	6,530,055
Technology Select Sector SPDR Fund	3,951	583,405
Total Equity Fund		14,165,003
Total Exchange Traded Funds (Cost $15,575,542)		17,175,387
MONEY MARKET FUND — 3.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.01%(c) (Cost $658,670)	658,670	658,670
	Notional Amount	Contracts/ Principal
PURCHASED PUT OPTION — 0.0%**
SPDR S&P 500 ETF Trust, expiring 08/20/21, Strike Price $315.00 (Cost $49,286)	$2,646,000	84	3,066
REPURCHASE AGREEMENTS — 3.3%(d)
Citibank NA, dated 06/30/21, due 07/01/21, 0.06%, total to be received $106,208, (collateralized by various U.S. Government Agency Obligations, 0.63%-6.00%, 07/01/24-11/15/50, totaling $108,428)		$106,208	106,208
Investments		Principal	Value
REPURCHASE AGREEMENTS — 3.3%(d)
Daiwa Capital Markets America, dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 11/30/21-07/01/51, totaling $253,980)		$249,000	$249,000
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $253,980)		249,000	249,000
Total Repurchase Agreements (Cost $604,208)			604,208
Total Investments Before Written Options — 100.6% (Cost $16,887,706)			18,441,331
Notional Amount		Contracts
WRITTEN CALL OPTION — (0.0)%**
SPDR S&P 500 ETF Trust, expiring 07/16/21, Strike Price $433.00 [Premium Received $(3,890)]	(2,078,400)	(48)	(6,528)
Total Investments — 100.6% (Cost $16,883,816)			18,434,803
Liabilities in Excess of Other Assets — (0.6%)			(111,659)
Net Assets — 100.0%			$18,323,144

____________

ETF — Exchange Traded Fund

**       Less than 0.05%.

(a)      All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,571,601 as of June 30, 2021.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,691,598; the aggregate market value of the collateral held by the fund is $1,733,762. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,129,554.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments (continued) June 30, 2021

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,175,387	$—	$—	$17,175,387
Money Market Fund	658,670	—	—	658,670
Purchased Put Option	3,066	—	—	3,066
Repurchase Agreements	—	604,208	—	604,208
Total	$17,837,123	$604,208	$—	$18,441,331
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(6,528)	$—	$—	$(6,528)
Total	$(6,528)	$—	$—	$(6,528)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	16.4%
Equity Fund	77.3
Purchased Put Option	0.0 **
Written Call Option	(0.0)**
Money Market Fund	3.6
Repurchase Agreements	3.3
Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments June 30, 2021
Investments	Shares	Value
COMMON STOCKS — 100.1%
Agriculture — 5.7%
Altria Group, Inc.	2,670	$127,306
British American Tobacco PLC (United Kingdom)(a)	3,477	136,681
Philip Morris International, Inc.	1,302	129,041
Turning Point Brands, Inc.	5,730	262,262
Universal Corp.	2,424	138,095
Total Agriculture		793,385
Apparel — 1.8%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	1,593	251,375
Beverages — 15.0%
Anheuser-Busch InBev SA/NV (Belgium)(a)	2,118	152,517
Boston Beer Co., Inc. (The), Class A*(b)	811	827,869
Brown-Forman Corp., Class B	1,341	100,495
Constellation Brands, Inc., Class A	1,027	240,205
Diageo PLC (United Kingdom)(a)	592	113,480
Duckhorn Portfolio, Inc. (The)*(b)	15,000	330,900
Molson Coors Beverage Co., Class B*	3,340	179,325
Pernod Ricard SA (France)(a)	3,210	142,845
Total Beverages		2,087,636
Biotechnology — 2.0%
Mind Medicine MindMed, Inc. (Canada)*	80,000	276,000
Electronics — 6.4%
Turtle Beach Corp.*	27,720	884,822
Entertainment — 22.2%
Caesars Entertainment, Inc.*	3,947	409,501
DraftKings, Inc., Class A*(b)	7,261	378,806
International Game Technology PLC*(b)	24,500	587,020
Monarch Casino & Resort, Inc.*	3,718	246,020
Penn National Gaming, Inc.*(b)	5,544	424,061
RCI Hospitality Holdings, Inc.	8,152	539,663
Red Rock Resorts, Inc., Class A*	11,662	495,635
Total Entertainment		3,080,706
Lodging — 7.2%
Boyd Gaming Corp.*	7,563	465,049
Full House Resorts, Inc.*	53,385	530,647
Total Lodging		995,696
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Miscellaneous Manufacturing — 10.7%
Smith & Wesson Brands, Inc.	25,000	$867,500
Sturm Ruger & Co., Inc.	6,900	620,862
Total Miscellaneous Manufacturing		1,488,362
Pharmaceuticals — 2.0%
Compass Pathways PLC (United Kingdom)*(a)(b)	7,350	280,402
REITS — 7.6%
Gaming and Leisure Properties, Inc.	11,620	538,354
VICI Properties, Inc.	16,736	519,151
Total REITS		1,057,505
Retail — 15.6%
Chuy’s Holdings, Inc.*	16,171	602,531
Del Taco Restaurants, Inc.	49,279	493,283
Jack in the Box, Inc.	2,022	225,332
McDonald’s Corp.	924	213,435
Wingstop, Inc.	2,422	381,780
Yum China Holdings, Inc. (China)	3,696	244,860
Total Retail		2,161,221
Software — 3.9%
Activision Blizzard, Inc.	3,960	377,942
Take-Two Interactive Software, Inc.*	885	156,663
Total Software		534,605
Total Common Stocks (Cost $10,826,467)		13,891,715
MONEY MARKET FUND — 0.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(c) (Cost $26,738)	26,738	26,738
REPURCHASE AGREEMENTS — 2.3%(d)
Citibank NA, dated 06/30/21, due 07/01/21, 0.06%, total to be received $72,970, (collateralized by various U.S. Government Agency Obligations, 0.63%-6.00%, 07/01/24-11/15/50, totaling $74,495)	$72,970	72,970

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments (continued) June 30, 2021
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/21, due 07/01/21, 0.05%, total to be received $249,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 08/01/21-04/15/62, totaling $253,980)	$249,000	$249,000
Total Repurchase Agreements (Cost $321,970)		321,970
Total Investments — 102.6% (Cost $11,175,175)		14,240,423
Liabilities in Excess of Other Assets — (2.6%)		(351,703)
Net Assets — 100.0%		$13,888,720

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,278,888; the aggregate market value of the collateral held by the fund is $2,324,505. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,002,535.

(c)      Rate shown reflects the 7-day yield as of June 30, 2021.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,891,715	$—	$—	$13,891,715
Money Market Fund	26,738	—	—	26,738
Repurchase Agreements	—	321,970	—	321,970
Total	$13,918,453	$321,970	$—	$14,240,423

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments (continued) June 30, 2021

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	5.7%
Apparel	1.8
Beverages	15.0
Biotechnology	2.0
Electronics	6.4
Entertainment	22.2
Lodging	7.2
Miscellaneous Manufacturing	10.7
Pharmaceuticals	2.0
REITS	7.6
Retail	15.6
Software	3.9
Money Market Fund	0.2
Repurchase Agreements	2.3
Total Investments	102.6
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF
ASSETS
Investments, at Cost	$66,996,313	$75,864,776	$78,810,241	$193,237,823
Repurchase Agreements, at Cost (Note 2)	—	10,942,975	—	45,428,304
Total Cost of Investments	66,996,313	86,807,751	78,810,241	238,666,127
Investments, at Market Value (including securities on loan) (Note 2)(a)	69,439,842	94,926,575	79,445,040	189,271,119
Repurchase Agreements, at Market Value (Note 2)	—	10,942,975	—	45,428,304
Total Market Value of Investments	69,439,842	105,869,550	79,445,040	234,699,423
Dividends and Interest Receivable	13,775	63,725	31,507	230,565
Receivable from Securities Sold	33,894,010	—	—	—
Reclaim Receivable	—	14,882	—	—
Prepaid Organizational Fees	634	—	—	—
Prepaid Expenses	264	—	43	5,445
Total Assets	103,348,525	105,948,157	79,476,590	234,935,433
LIABILITIES
Cash collateral for securities on loan(b)	—	16,971,975	—	79,129,304
Advisory Fees Payable	42,388	71,857	50,348	99,339
Trustee Fees Payable	1,666	1,592	1,593	1,615
Payable for Securities Purchased	19,429,457	—	—	—
Capital Shares Payable	13,928,933	—	—	—
CCO Fees Payable	1,457	596	404	748
Accrued Expenses	37,883	65,669	30,574	31,552
Total Liabilities	33,441,784	17,111,689	82,919	79,262,558
NET ASSETS	$69,906,741	$88,836,468	$79,393,671	$155,672,875
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$68,850,757	$118,554,911	$78,353,351	$157,459,192
Total Distributable Earnings/Accumulated (Loss)	1,055,984	(29,718,443)	1,040,320	(1,786,317)
NET ASSETS	$69,906,741	$88,836,468	$79,393,671	$155,672,875
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,535,000	1,335,000	2,850,000	4,250,000
Net Asset Value (NAV) Per Share	$27.58	$66.54	$27.86	$36.63
(a) Market value of securities on loan	$905,175	$22,911,915	$4,122,988	$77,765,526
(b) Non-cash collateral for securities on loan	$921,436	$6,517,812	$4,217,353	$46,114

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
	AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF
ASSETS
Investments, at Cost	$94,624,500	$7,023,232	$23,956,668	$36,112,700
Investments in Affiliates, at Cost (Note 8)	—	—	9,862,980	—
Repurchase Agreements, at Cost (Note 2)	29,918,839	948,565	—	1,578,826
Total Cost of Investments	124,543,339	7,971,797	33,819,648	37,691,526
Investments, at Market Value (including securities on loan) (Note 2)(a)	109,199,837	8,938,279	23,956,668	48,183,383
Investments in Affiliates, at Market Value (Note 8)	—	—	9,868,000	—
Repurchase Agreements, at Market Value (Note 2)	29,918,839	948,565	—	1,578,826
Total Market Value of Investments	139,118,676	9,886,844	33,824,668	49,762,209
Cash	—	—	—	121,588
Cash collateral held at brokers	—	—	16,273,288	—
Dividends and Interest Receivable	57,486	11,107	711	53,392
Receivable from Securities Sold	—	—	—	94,671
Reclaim Receivable	—	—	—	4,069
Due from Investment Advisor	—	1,223	9,147	—
Prepaid Expenses	2,142	—	2,179	7
Total Assets	139,178,304	9,899,174	50,109,993	50,035,936
LIABILITIES
Cash collateral for securities on loan(b)	45,448,839	948,565	—	1,578,826
Advisory Fees Payable	54,997	—	—	20,424
Trustee Fees Payable	1,638	1,627	1,617	1,621
Securities Sold, Not Yet Purchased(c)	—	—	24,839,325	—
Payable for Securities Purchased	—	—	—	121,588
CCO Fees Payable	538	56	3,049	593
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	26,451	—
Accrued Expenses	23,314	49,612	75,166	70,269
Total Liabilities	45,529,326	999,860	24,945,608	1,793,321
NET ASSETS	$93,648,978	$8,899,314	$25,164,385	$48,242,615
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$78,938,842	$7,842,888	$110,640,001	$64,930,741
Total Distributable Earnings/Accumulated (Loss)	14,710,136	1,056,426	(85,475,616)	(16,688,126)
NET ASSETS	$93,648,978	$8,899,314	$25,164,385	$48,242,615
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,525,000	235,000	2,930,000	505,000
Net Asset Value (NAV) Per Share	$37.09	$37.87	$8.59	$95.53
(a) Market value of securities on loan	$44,637,335	$1,362,935	$—	$1,603,212
(b) Non-cash collateral for securities on loan	$—	$446,397	$—	$56,650
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$24,522,743	$—
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
	AdvisorShares Focused Equity ETF	AdvisorShares FolioBeyond Smart Core Bond ETF	AdvisorShares Hotel ETF	AdvisorShares Newfleet Multi-Sector Income ETF
ASSETS
Investments, at Cost	$20,716,346	$5,499,277	$7,994,525	$97,402,488
Repurchase Agreements, at Cost (Note 2)	—	—	57,123	827,062
Total Cost of Investments	20,716,346	5,499,277	8,051,648	98,229,550
Investments, at Market Value (including securities on loan) (Note 2)(a)	28,962,820	5,621,137	7,712,736	98,087,767
Repurchase Agreements, at Market Value (Note 2)	—	—	57,123	827,062
Total Market Value of Investments	28,962,820	5,621,137	7,769,859	98,914,829
Cash	—	—	—	39,987
Cash collateral held at brokers	—	—	20,807	80,370
Dividends and Interest Receivable	12,309	1,027	4,321	302,995
Receivable from Securities Sold	—	—	—	270,066
Due from Investment Advisor	—	7,050	15,635	—
Prepaid Expenses	198	63	—	47
Total Assets	28,975,327	5,629,277	7,810,622	99,608,294
LIABILITIES
Cash collateral for securities on loan(b)	—	—	57,123	827,062
Advisory Fees Payable	3,357	—	—	43,813
Trustee Fees Payable	1,640	1,639	1,829	1,604
Payable for Securities Purchased	—	—	—	1,676,622
CCO Fees Payable	242	185	1,728	196
Due to Broker	—	—	—	17,398
Accrued Expenses	48,890	46,582	26,343	83,011
Total Liabilities	54,129	48,406	87,023	2,649,706
NET ASSETS	$28,921,198	$5,580,871	$7,723,599	$96,958,588
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$21,141,411	$6,535,797	$8,023,869	$104,008,758
Total Distributable Earnings/Accumulated (Loss)	7,779,787	(954,926)	(300,270)	(7,050,170)
NET ASSETS	$28,921,198	$5,580,871	$7,723,599	$96,958,588
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	620,000	215,000	315,000	1,985,000
Net Asset Value (NAV) Per Share	$46.65	$25.96	$24.52	$48.85
(a) Market value of securities on loan	$2,429,146	$—	$202,206	$2,369,446
(b) Non-cash collateral for securities on loan	$2,471,801	$—	$144,689	$1,604,182

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
	AdvisorShares Pure Cannabis ETF	AdvisorShares Pure US Cannabis ETF	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Q Portfolio Blended Allocation ETF
ASSETS
Investments, at Cost	$267,846,262	$645,840,276	$68,247,217	$3,272,062
Investments in Affiliates, at Cost (Note 8)	58,235,885	5,893,145	—	—
Repurchase Agreements, at Cost (Note 2)	2,373,719	2,213,695	17,823,591	1,032,858
Total Cost of Investments	328,455,866	653,947,116	86,070,808	4,304,920
Investments, at Market Value (including securities on loan) (Note 2)(a)	262,410,844	640,656,336	73,137,728	3,455,372
Investments in Affiliates, at Market Value (Note 8)	54,928,333	6,923,139	—	—
Repurchase Agreements, at Market Value (Note 2)	2,373,719	2,213,695	17,823,591	1,032,858
Total Market Value of Investments	319,712,896	649,793,170	90,961,319	4,488,230
Foreign currency(b)	1,025,280	—	—	—
Cash collateral held at brokers	102	—	—	—
Unrealized Appreciation on Swaps Contracts	4,195,754	9,268,005	—	—
Dividends and Interest Receivable	307,328	337,181	34,411	1,160
Receivable from Securities Sold	363,980	10,502,723	—	—
Capital Shares Receivable	—	—	1,968,668	—
Due from Investment Advisor	—	—	—	24,426
OTC Swaps Contracts	38,091,830	396,257,368	—	—
Prepaid Organizational Fees	—	—	24,464	24,464
Prepaid Expenses	37,081	25,776	1,021	6,482
Total Assets	363,734,251	1,066,184,223	92,989,883	4,544,762
LIABILITIES
Unrealized Depreciation on Swaps Contracts	1,772,102	69,791,002	—	—
Cash collateral for securities on loan(c)	2,373,719	2,213,695	22,241,591	1,032,858
Advisory Fees Payable	178,036	468,159	36,848	—
Trustee Fees Payable	1,051	1,499	1,686	1,606
Payable for Securities Purchased	1,070,373	998,976	1,914,488	—
Capital Shares Payable	—	26,734,591	—	—
CCO Fees Payable	45	176	564	464
Due to Broker	3,915,850	15,135,334	—	—
Accrued Expenses	14,806	146,296	31,789	31,252
Total Liabilities	9,325,982	115,489,728	24,226,966	1,066,180
NET ASSETS	$354,408,269	$950,694,495	$68,762,917	$3,478,582
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$359,830,440	$1,016,012,096	$64,572,972	$3,647,044
Total Distributable Earnings/Accumulated (Loss)	(5,422,171)	(65,317,601)	4,189,945	(168,462)
NET ASSETS	$354,408,269	$950,694,495	$68,762,917	$3,478,582
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	16,755,000	23,640,000	2,445,000	135,000
Net Asset Value (NAV) Per Share	$21.15	$40.22	$28.12	$25.77
(a) Market value of securities on loan	$50,042,966	$29,228,389	$21,769,778	$1,012,466
(b) Foreign currency at cost	$1,024,963	$—	$—	$—
(c) Non-cash collateral for securities on loan	$49,754,046	$28,313,988	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Restaurant ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
ASSETS
Investments, at Cost	$124,868,313	$6,043,364	$41,602,799	$16,283,498
Investments in Affiliates, at Cost (Note 8)	19,886,000	—	—	—
Repurchase Agreements, at Cost (Note 2)	—	—	1,491,847	604,208
Total Cost of Investments	144,754,313	6,043,364	43,094,646	16,887,706
Investments, at Market Value (including securities on loan) (Note 2)(a)	124,868,313	6,012,427	41,734,566	17,837,123
Investments in Affiliates, at Market Value (Note 8)	19,736,000	—	—	—
Repurchase Agreements, at Market Value (Note 2)	—	—	1,491,847	604,208
Total Market Value of Investments	144,604,313	6,012,427	43,226,413	18,441,331
Cash collateral held at brokers	6,974,116	—	501,427	—
Dividends and Interest Receivable	5,148	741	259,856	11,330
Receivable from Securities Sold	13,394,721	151,416	—	—
Capital Shares Receivable	—	—	—	8,763,233
Reclaim Receivable	—	97	—	—
Due from Investment Advisor	—	16,663	3,017	5,908
Prepaid Expenses	5,238	—	1,414	53
Total Assets	164,983,536	6,181,344	43,992,127	27,221,855
LIABILITIES
Cash collateral for securities on loan(b)	—	—	1,491,847	604,208
Advisory Fees Payable	63,804	—	—	—
Trustee Fees Payable	1,597	1,829	1,604	1,705
Securities Sold, Not Yet Purchased(c)	50,347,845	—	—	—
Payable for Securities Purchased	5,243,070	163,271	—	8,218,406
Options Written, at value(d)	—	—	—	6,528
CCO Fees Payable	3,427	2,131	2,508	181
Due to Custodian	—	—	—	12,138
Due to Broker	58,472,069	—	—	10,204
Dividend Payable on Securities Sold, Not Yet Purchased	120,203	—	—	—
Variation Margin Payable	—	—	141	—
Accrued Expenses	76,248	25,827	63,634	45,341
Total Liabilities	114,328,263	193,058	1,559,734	8,898,711
NET ASSETS	$50,655,273	$5,988,286	$42,432,393	$18,323,144
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$422,418,718	$6,066,766	$43,356,819	$16,906,627
Total Distributable Earnings/Accumulated (Loss)	(371,763,445)	(78,480)	(924,426)	1,416,517
NET ASSETS	$50,655,273	$5,988,286	$42,432,393	$18,323,144
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,202,500	245,000	430,000	460,000
Net Asset Value (NAV) Per Share	$23.00	$24.44	$98.68	$39.83
(a) Market value of securities on loan	$—	$100,706	$1,451,553	$1,691,598
(b) Non-cash collateral for securities on loan	$—	$101,698	$—	$1,129,554
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$49,368,508	$—	$—	$—
(d) Premiums received for options written	$—	$—	$—	$3,890

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2021
AdvisorShares Vice ETF
ASSETS
Investments, at Cost	$10,853,205
Repurchase Agreements, at Cost (Note 2)	321,970
Total Cost of Investments	11,175,175
Investments, at Market Value (including securities on loan) (Note 2)(a)	13,918,453
Repurchase Agreements, at Market Value (Note 2)	321,970
Total Market Value of Investments	14,240,423
Dividends and Interest Receivable	13,396
Reclaim Receivable	2,337
Due from Investment Advisor	4,788
Prepaid Expenses	938
Total Assets	14,261,882
LIABILITIES
Cash collateral for securities on loan(b)	321,970
Trustee Fees Payable	1,647
CCO Fees Payable	84
Accrued Expenses	49,461
Total Liabilities	373,162
NET ASSETS	$13,888,720
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$11,082,536
Total Distributable Earnings / Accumulated (Loss)	2,806,184
NET ASSETS	$13,888,720
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	385,000
Net Asset Value (NAV) Per Share	$36.07
(a) Market value of securities on loan	$2,278,888
(b) Non-cash collateral for securities on loan	$2,002,535

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
	AdvisorShares Alpha DNA Equity Sentiment ETF(1)	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF
INVESTMENT INCOME:
Dividend Income	$98,012	$1,336,532	$355,680	$574,460
Dividend Income from Affiliates	—	—	—	60,969
Securities lending income (net) (Note 2)	2,486	37,750	3,842	46,079
Foreign withholding tax	(254)	(123,987)	—	—
Total Investment Income	100,244	1,250,295	359,522	681,508
EXPENSES:
Advisory Fees	182,703	609,527	498,812	954,278
Accounting & Administration Fees	11,179	74,881	27,761	41,295
Professional Fees	36,313	34,928	27,178	34,095
Exchange Listing Fees	8,221	8,949	3,546	6,761
Custody Fees	3,054	6,623	8,018	8,961
Report to Shareholders	3,503	8,165	6,555	13,090
Trustee Fees	2,733	4,600	4,878	4,917
CCO Fees	2,700	8,483	6,158	11,770
Pricing Fees	776	613	3,003	—
Transfer Agent Fees	1,804	6,097	4,992	9,544
Insurance Fees	500	5,855	2,479	3,719
Organizational Fees	6,229	—	10,070	9,488
Miscellaneous Fees	647	9,929	2,002	251
Total Expenses	260,362	778,650	605,452	1,098,169
Advisory Fees
Waived/Recoupment	—	115,324	31,003	22,184
Net Expenses	260,362	893,974	636,455	1,120,353
Net Investment Income (Loss)	(160,118)	356,321	(276,933)	(438,845)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,450,322)	13,922,451	10,203,990	1,215,053
Investments in Affiliates	—	—	—	1,568,902
In-Kind Redemptions	4,169,704	5,465,231	8,427,892	14,220,327
In-Kind Redemptions Affiliates	—	—	—	21,022,230
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,443,529	(1,463,361)	(2,677,985)	(8,322,601)
Net Realized and Unrealized Gain (Loss)	5,162,911	17,924,321	15,953,897	29,703,911
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,002,793	$18,280,642	$15,676,964	$29,265,066

____________

(1)    Represents the period February 2, 2021 (commencement of operations) to June 30, 2021.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
	AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro- Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF
INVESTMENT INCOME:
Dividend Income	$463,139	$34,167	$17,185	$952,598
Dividend Income from Affiliates	—	—	158,665	—
Securities lending income (net) (Note 2)	35,539	14,554	—	1,874
Foreign withholding tax	—	(81)	—	(7,818)
Total Investment Income	498,678	48,640	175,850	946,654
EXPENSES:
Advisory Fees	527,379	32,289	440,092	318,423
Accounting & Administration Fees	25,534	70,451	67,541	73,037
Professional Fees	25,487	19,250	71,837	23,020
Exchange Listing Fees	3,835	22	3,304	12,224
Custody Fees	4,684	5,594	5,361	7,669
Report to Shareholders	5,258	2,519	18,756	22,160
Trustee Fees	4,932	5,085	4,995	4,725
CCO Fees	6,593	330	10,030	4,962
Pricing Fees	2,503	3	25	504
Transfer Agent Fees	5,275	323	4,401	3,412
Insurance Fees	2,756	225	4,753	3,154
Interest on Securities Sold, Not Yet Purchased	—	—	313,048	—
Dividend Expense	—	—	1,132,404	—
Organizational Fees	9,488	—	—	—
Miscellaneous Fees	—	588	6,650	3,719
Total Expenses	623,724	136,679	2,083,197	477,009
Advisory Fees
Waived/Recoupment	26,148	(32,289)	(42,681)	(67,609)
Expense Reimbursement	—	(50,575)	—	—
Net Expenses	649,872	53,815	2,040,516	409,400
Net Investment Income (Loss)	(151,194)	(5,175)	(1,864,666)	537,254
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	327,714	341,742	25,005	3,340,544
Investments in Affiliates	—	—	(191,765)	—
In-Kind Redemptions	8,133,422	142,379	—	2,533,394
Short Sales	—	—	(26,899,971)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	11,295,797	1,419,273	—	10,696,504
Investments in Affiliates	—	—	243,900	—
Short Sales	—	—	(19,434,188)	—
Net Realized and Unrealized Gain (Loss)	19,756,933	1,903,394	(46,257,019)	16,570,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,605,739	$1,898,219	$(48,121,685)	$17,107,696

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
	AdvisorShares Focused Equity ETF	AdvisorShares FolioBeyond Smart Core Bond ETF	AdvisorShares Hotel ETF(1)	AdvisorShares Newfleet Multi-Sector Income ETF
INVESTMENT INCOME:
Dividend Income	$213,100	$154,387	$31,033	$18,855
Interest Income	—	—	—	1,732,419
Securities lending income (net) (Note 2)	1,757	18,070	61	2,264
Total Investment Income	214,857	172,457	31,094	1,753,538
EXPENSES:
Advisory Fees	156,639	33,129	5,057	371,877
Accounting & Administration Fees	70,437	55,662	1,126	116,033
Professional Fees	23,691	25,676	27,342	30,552
Exchange Listing Fees	12,947	10,775	6,705	8,931
Custody Fees	1,938	2,104	1,957	13,771
Report to Shareholders	4,907	5,214	2,378	8,542
Trustee Fees	4,661	5,180	1,829	5,029
CCO Fees	2,473	862	1,752	6,552
Pricing Fees	3	1,505	—	4,035
Transfer Agent Fees	1,787	497	63	5,579
Insurance Fees	1,238	448	3,155	4,110
Organizational Fees	—	—	3,890	—
Miscellaneous Fees	1,877	1,502	395	3,813
Total Expenses	282,598	142,554	55,649	578,824
Advisory Fees
Waived/Recoupment	(125,958)	(33,129)	(5,057)	(21,007)
Expense Reimbursement	—	(46,479)	(42,248)	—
Net Expenses	156,640	62,946	8,344	557,817
Net Investment Income (Loss)	58,217	109,511	22,750	1,195,721
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	209,296	(36,743)	(41,231)	440,439
In-Kind Redemptions	835,123	99,700	—	—
Distributions by other Investment Companies	—	20,844	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,977,298	54,063	(281,789)	406,669
Net Realized and Unrealized Gain (Loss)	6,021,717	137,864	(323,020)	847,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,079,934	$247,375	$(300,270)	$2,042,829

____________

(1)    Represents the period April 20, 2021 (commencement of operations) to June 30, 2021.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
	AdvisorShares Pure Cannabis ETF	AdvisorShares Pure US Cannabis ETF(1)	AdvisorShares Q Dynamic Growth ETF(2)	AdvisorShares Q Portfolio Blended Allocation ETF(2)
INVESTMENT INCOME:
Dividend Income	$645,292	$842,671	$122,253	$25,909
Securities lending income (net) (Note 2)	1,378,612	72,670	16,634	2,609
Total Investment Income	2,023,904	915,341	138,887	28,518
EXPENSES:
Advisory Fees	1,280,905	2,815,553	177,872	20,445
Accounting & Administration Fees	48,305	37,704	7,264	1,455
Professional Fees	41,163	158,448	51,816	51,545
Exchange Listing Fees	11,987	19,173	8,700	8,600
Custody Fees	13,731	14,424	1,834	707
Report to Shareholders	28,548	31,863	1,299	1,999
Trustee Fees	4,655	5,321	2,749	2,660
CCO Fees	15,258	28,160	1,440	640
Pricing Fees	—	4,365	1,016	1,017
Transfer Agent Fees	13,593	35,198	1,334	207
Insurance Fees	3,422	4,200	500	399
Organizational Fees	—	91,388	8,550	8,551
Miscellaneous Fees	3,129	887	407	895
Total Expenses	1,464,696	3,246,684	264,781	99,120
Advisory Fees
Waived/Recoupment	115,083	(16,091)	(10,281)	(20,445)
Expense Reimbursement	—	—	—	(51,322)
Net Expenses	1,579,779	3,230,593	254,500	27,353
Net Investment Income (Loss)	444,125	(2,315,252)	(115,613)	1,165
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,804,881)	(12,970,802)	(585,027)	(372,119)
Investments in Affiliates	(2,038,003)	—	—	—
In-Kind Redemptions	10,891,037	3,925,824	—	(6,955)
In-Kind Redemptions in Affiliates	897,948	325,704	—	—
Swaps	28,003,662	15,019,624	—	—
Foreign Currency Transactions	(6,673)	(54,730)	—	—
Distributions by other Investment Companies	—	—	—	515
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,348,740	(5,183,940)	4,890,511	183,310
Investments in Affiliates	1,539,980	1,029,994	—	—
Swaps	2,162,830	(60,522,997)	—	—
Foreign Currency Translations	(457)	—	—	—
Net Realized and Unrealized Gain (Loss)	52,994,183	(58,431,323)	4,305,484	(195,249)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,438,308	$(60,746,575)	$4,189,871	$(194,084)

____________

(1)    Represents the period September 1, 2020 (commencement of operations) to June 30, 2021.

(2)    Represents the period December 28, 2020 (commencement of operations) to June 30, 2021.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Restaurant ETF(1)	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF
INVESTMENT INCOME:
Dividend Income	$42,211	$6,756	$478	$174,939
Dividend Income from Affiliates	331,584	—	—	—
Interest Income	—	—	866,748	—
Securities lending income (net) (Note 2)	—	17	2,128	1,630
Foreign withholding tax	—	(146)	—	—
Total Investment Income	373,795	6,627	869,354	176,569
EXPENSES:
Advisory Fees	1,364,707	4,134	219,621	168,072
Accounting & Administration Fees	82,310	1,065	86,519	69,665
Professional Fees	52,871	27,341	45,046	44,821
Exchange Listing Fees	15,453	6,705	11,110	12,255
Custody Fees	8,373	1,945	7,873	1,235
Report to Shareholders	27,915	1,978	9,271	3,158
Trustee Fees	4,823	1,829	4,949	4,894
CCO Fees	14,181	2,152	10,838	1,412
Pricing Fees	1,006	—	50	508
Transfer Agent Fees	6,824	52	5,491	934
Insurance Fees	10,613	3,155	5,981	892
Interest on Securities Sold, Not Yet Purchased	1,232,686	—	—	—
Dividend Expense	1,620,018	—	—	—
Organizational Fees	—	3,890	—	—
Miscellaneous Fees	15,149	395	7,590	1,308
Total Expenses	4,456,929	54,641	414,339	309,154
Advisory Fees
Waived/Recoupment	—	(4,134)	(158,115)	(78,833)
Expense Reimbursement	—	(43,686)	—	—
Net Expenses	4,456,929	6,821	256,224	230,321
Net Investment Income (Loss)	(4,083,134)	(194)	613,130	(53,752)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	—	(49,158)	324,191	1,356,798
Investments in Affiliates	(357,132)	—	—	—
In-Kind Redemptions	—	11,533	—	2,132,379
Futures	—	—	(866)	—
Short Sales	(64,742,572)	—	—	—
Options Written	—	—	—	(36,759)
Distributions by other Investment Companies	292	—	—	36
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(30,937)	28,091	(715,188)
Investments in Affiliates	598,750	—	—	—
Short Sales	983,139	—	—	—
Options Written	—	—	—	(16,993)
Futures	—	—	2,152	—
Net Realized and Unrealized Gain (Loss)	(63,517,523)	(68,562)	353,568	2,720,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,600,657)	$(68,756)	$966,698	$2,666,521

____________

(1)    Represents the period April 20, 2021 (commencement of operations) to June 30, 2021.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2021
AdvisorShares Vice ETF
INVESTMENT INCOME:
Dividend Income	$182,419
Securities lending income (net) (Note 2)	5,517
Total Investment Income	187,936
EXPENSES:
Advisory Fees	69,820
Accounting & Administration Fees	66,432
Professional Fees	40,827
Exchange Listing Fees	5,592
Custody Fees	297
Report to Shareholders	6,872
Trustee Fees	5,045
CCO Fees	1,004
Transfer Agent Fees	873
Insurance Fees	751
Miscellaneous Fees	1,453
Total Expenses	198,966
Advisory Fees
Waived/Recoupment	(69,820)
Expense Reimbursement	(13,944)
Net Expenses	115,202
Net Investment Income (Loss)	72,734
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	1,126,515
In-Kind Redemptions	509,801
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,470,745
Net Realized and Unrealized Gain (Loss)	5,107,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,179,795

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF
	For the period February 2, 2021* to June 30, 2021	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(160,118)	$356,321	$(55,048)
Net Realized Gain (Loss)	2,719,382	19,387,682	(7,301,080)
Net Change in Unrealized Appreciation (Depreciation)	2,443,529	(1,463,361)	6,505,899
Net Increase (Decrease) In Net Assets Resulting From Operations	5,002,793	18,280,642	(850,229)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(284,565)	(18,253)
Total Distributions	—	(284,565)	(18,253)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	96,371,099	10,147,730	21,728,373
Value of Shares Redeemed	(31,467,151)	(15,186,661)	(53,178,644)
Net Increase (Decrease) From Capital Stock Transactions	64,903,948	(5,038,931)	(31,450,271)
Net Increase (Decrease) in Net Assets	69,906,741	12,957,146	(32,318,753)
Net Assets:
Beginning of Year/Period	—	75,879,322	108,198,075
End of Year/Period	$69,906,741	$88,836,468	$75,879,322
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	1,425,000	2,175,000
Shares Sold	3,705,000	170,000	400,000
Shares Repurchased	(1,170,000)	(260,000)	(1,150,000)
Shares Outstanding, End of Year/Period	2,535,000	1,335,000	1,425,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Dorsey Wright Alpha Equal Weight ETF		AdvisorShares Dorsey Wright FSM All Cap World ETF
	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(276,933)	$13,986	$(438,845)	$(29,960)
Net Realized Gain (Loss)	18,631,882	(9,357,241)	38,026,512	543,665
Net Change in Unrealized Appreciation (Depreciation)	(2,677,985)	3,312,784	(8,322,601)	4,355,897
Net Increase (Decrease) In Net Assets Resulting From Operations	15,676,964	(6,030,471)	29,265,066	4,869,602
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(14,018)	—	(215,144)	—
Total Distributions	(14,018)	—	(215,144)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	85,533,754	52,473,131	295,124,496	84,936,967
Value of Shares Redeemed	(61,136,384)	(7,109,305)	(242,186,339)	(16,121,773)
Net Increase (Decrease) From Capital Stock Transactions	24,397,370	45,363,826	52,938,157	68,815,194
Net Increase (Decrease) in Net Assets	40,060,316	39,333,355	81,988,079	73,684,796
Net Assets:
Beginning of Year/Period	39,333,355	—	73,684,796	—
End of Year/Period	$79,393,671	$39,333,355	$155,672,875	$73,684,796
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,925,000	—	2,625,000	—
Shares Sold	3,085,000	2,250,000	8,535,000	3,250,000
Shares Repurchased	(2,160,000)	(325,000)	(6,910,000)	(625,000)
Shares Outstanding, End of Year/Period	2,850,000	1,925,000	4,250,000	2,625,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Dorsey Wright FSM US Core ETF		AdvisorShares Dorsey Wright Micro-Cap ETF
	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(151,194)	$59,933	$(5,175)	$(1,096)
Net Realized Gain (Loss)	8,461,136	442,047	484,121	(299,125)
Net Change in Unrealized Appreciation (Depreciation)	11,295,797	3,279,540	1,419,273	183,938
Net Increase (Decrease) In Net Assets Resulting From Operations	19,605,739	3,781,520	1,898,219	(116,283)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(144,245)	—	—	(1,775)
Total Distributions	(144,245)	—	—	(1,775)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	67,515,703	61,741,061	5,434,395	1,098,972
Value of Shares Redeemed	(40,095,468)	(18,755,332)	(545,097)	(1,172,715)
Net Increase (Decrease) From Capital Stock Transactions	27,420,235	42,985,729	4,889,298	(73,743)
Net Increase (Decrease) in Net Assets	46,881,729	46,767,249	6,787,517	(191,801)
Net Assets:
Beginning of Year/Period	46,767,249	—	2,111,797	2,303,598
End of Year/Period	$93,648,978	$46,767,249	$8,899,314	$2,111,797
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,700,000	—	100,000	100,000
Shares Sold	1,945,000	2,425,000	160,000	50,000
Shares Repurchased	(1,120,000)	(725,000)	(25,000)	(50,000)
Shares Outstanding, End of Year/Period	2,525,000	1,700,000	235,000	100,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Dorsey Wright Short ETF		AdvisorShares DoubleLine Value Equity ETF
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(1,864,666)	$(1,514,124)	$537,254	$639,768
Net Realized Gain (Loss)	(27,066,731)	(55,052,518)	5,873,938	(450,959)
Net Change in Unrealized Appreciation (Depreciation)	(19,190,288)	17,675,405	10,696,504	(2,093,528)
Net Increase (Decrease) In Net Assets Resulting From Operations	(48,121,685)	(38,891,237)	17,107,696	(1,904,719)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(64,055)	(614,874)	(652,256)
Total Distributions	—	(64,055)	(614,874)	(652,256)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	23,413,492	226,951,360	964,855	—
Value of Shares Redeemed	(63,225,521)	(99,178,487)	(10,698,303)	(17,345,515)
Net Increase (Decrease) From Capital Stock Transactions	(39,812,029)	127,772,873	(9,733,448)	(17,345,515)
Net Increase (Decrease) in Net Assets	(87,933,714)	88,817,581	6,759,374	(19,902,490)
Net Assets:
Beginning of Year/Period	113,098,099	24,280,518	41,483,241	61,385,731
End of Year/Period	$25,164,385	$113,098,099	$48,242,615	$41,483,241
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	5,850,000	975,000	625,000	900,000
Shares Sold	1,475,000	8,500,000	10,000	—
Shares Repurchased	(4,395,000)	(3,625,000)	(130,000)	(275,000)
Shares Outstanding, End of Year/Period	2,930,000	5,850,000	505,000	625,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Focused Equity ETF		AdvisorShares FolioBeyond Smart Core Bond ETF
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$58,217	$77,116	$109,511	$224,674
Net Realized Gain (Loss)	1,044,419	1,145,040	83,801	(23,241)
Net Change in Unrealized Appreciation (Depreciation)	4,977,298	(641,830)	54,063	(32,321)
Net Increase (Decrease) In Net Assets Resulting From Operations	6,079,934	580,326	247,375	169,112
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(62,748)	(80,515)	(120,549)	(224,781)
Total Distributions	(62,748)	(80,515)	(120,549)	(224,781)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	7,478,401	6,471,068	—	2,582,984
Value of Shares Redeemed	(4,190,848)	(4,565,446)	(2,857,937)	—
Net Increase (Decrease) From Capital Stock Transactions	3,287,553	1,905,622	(2,857,937)	2,582,984
Net Increase (Decrease) in Net Assets	9,304,739	2,405,433	(2,731,111)	2,527,315
Net Assets:
Beginning of Year/Period	19,616,459	17,211,026	8,311,982	5,784,667
End of Year/Period	$28,921,198	$19,616,459	$5,580,871	$8,311,982
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	550,000	500,000	325,000	225,000
Shares Sold	170,000	175,000	—	100,000
Shares Repurchased	(100,000)	(125,000)	(110,000)	—
Shares Outstanding, End of Year/Period	620,000	550,000	215,000	325,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Hotel ETF	AdvisorShares Newfleet Multi-Sector Income ETF
	For the period April 20, 2021* to June 30, 2021	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$22,750	$1,195,721	$1,700,718
Net Realized Gain (Loss)	(41,231)	440,439	(22,978)
Net Change in Unrealized Appreciation (Depreciation)	(281,789)	406,669	(468,929)
Net Increase (Decrease) In Net Assets Resulting From Operations	(300,270)	2,042,829	1,208,811
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(1,321,431)	(1,814,609)
Total Distributions	—	(1,321,431)	(1,814,609)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	8,023,869	55,802,623	2,415,315
Value of Shares Redeemed	—	(17,332,533)	(19,122,227)
Net Increase (Decrease) From Capital Stock Transactions	8,023,869	38,470,090	(16,706,912)
Net Increase (Decrease) in Net Assets	7,723,599	39,191,488	(17,312,710)
Net Assets:
Beginning of Year/Period	—	57,767,100	75,079,810
End of Year/Period	$7,723,599	$96,958,588	$57,767,100
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	1,200,000	1,550,000
Shares Sold	315,000	1,140,000	50,000
Shares Repurchased	—	(355,000)	(400,000)
Shares Outstanding, End of Year/Period	315,000	1,985,000	1,200,000

____________

*       Commencement of operations.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Pure Cannabis ETF		AdvisorShares Pure US Cannabis ETF
	Year ended June 30, 2021	Year ended June 30, 2020	For the period September 1, 2020* to June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$444,125	$2,578,342	$(2,315,252)
Net Realized Gain (Loss)	35,943,090	(22,031,433)	6,245,620
Net Change in Unrealized Appreciation (Depreciation)	17,051,093	(18,943,246)	(64,676,943)
Net Increase (Decrease) In Net Assets Resulting From Operations	53,438,308	(38,396,337)	(60,746,575)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(728,447)	(2,875,940)	—
Total Distributions	(728,447)	(2,875,940)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	295,185,617	27,013,111	1,101,452,333
Value of Shares Redeemed	(38,990,037)	—	(90,011,263)
Net Increase (Decrease) From Capital Stock Transactions	256,195,580	27,013,111	1,011,441,070
Net Increase (Decrease) in Net Assets	308,905,441	(14,259,166)	950,694,495
Net Assets:
Beginning of Year/Period	45,502,828	59,761,994	—
End of Year/Period	$354,408,269	$45,502,828	$950,694,495
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	4,475,000	2,600,000	—
Shares Sold	13,935,000	1,875,000	25,900,000
Shares Repurchased	(1,655,000)	—	(2,260,000)
Shares Outstanding, End of Year/Period	16,755,000	4,475,000	23,640,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Q Portfolio Blended Allocation ETF
	For the period December 28, 2020* to June 30, 2021	For the period December 28, 2020* to June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(115,613)	$1,165
Net Realized Gain (Loss)	(585,027)	(378,559)
Net Change in Unrealized Appreciation (Depreciation)	4,890,511	183,310
Net Increase (Decrease) In Net Assets Resulting From Operations	4,189,871	(194,084)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—
Total Distributions	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	64,573,046	10,699,062
Value of Shares Redeemed	—	(7,026,396)
Net Increase (Decrease) From Capital Stock Transactions	64,573,046	3,672,666
Net Increase (Decrease) in Net Assets	68,762,917	3,478,582
Net Assets:
Beginning of Year/Period	—	—
End of Year/Period	$68,762,917	$3,478,582
Changes in Shares Outstanding
Shares Sold	2,445,000	430,000
Shares Repurchased	—	(295,000)
Shares Outstanding, End of Year/Period	2,445,000	135,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Ranger Equity Bear ETF(1)		AdvisorShares Restaurant ETF
	Year ended June 30, 2021	Year ended June 30, 2020	For the period April 20, 2021* to June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(4,083,134)	$(1,569,782)	$(194)
Net Realized Gain (Loss)	(65,099,412)	(47,333,888)	(37,625)
Net Change in Unrealized Appreciation (Depreciation)	1,581,889	(495,432)	(30,937)
Net Increase (Decrease) In Net Assets Resulting From Operations	(67,600,657)	(49,399,102)	(68,756)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(241,821)	—
Total Distributions	—	(241,821)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	44,585,473	256,014,517	6,299,395
Value of Shares Redeemed	(88,348,866)	(180,168,550)	(242,353)
Net Increase (Decrease) From Capital Stock Transactions	(43,763,393)	75,845,967	6,057,042
Net Increase (Decrease) in Net Assets	(111,364,050)	26,205,044	5,988,286
Net Assets:
Beginning of Year/Period	162,019,323	135,814,279	—
End of Year/Period	$50,655,273	$162,019,323	$5,988,286
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	3,337,500	2,127,500	—
Shares Sold	1,300,000	4,120,000	255,000
Shares Repurchased	(2,435,000)	(2,910,000)	(10,000)
Shares Outstanding, End of Year/Period	2,202,500	3,337,500	245,000

____________

*       Commencement of operations.

(1)    After the close of business on February 5, 2021, the Fund’s applicable class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note 1 of the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Sage Core Reserves ETF		AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2021	Year ended June 30, 2020	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$613,130	$1,937,301	$(53,752)	$36,640
Net Realized Gain (Loss)	323,325	(1,127,943)	3,452,454	(63,885)
Net Change in Unrealized Appreciation (Depreciation)	30,243	(49,554)	(732,181)	186,845
Net Increase (Decrease) In Net Assets Resulting From Operations	966,698	759,804	2,666,521	159,600
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(647,683)	(1,939,526)	(36,638)	(67,959)
Total Distributions	(647,683)	(1,939,526)	(36,638)	(67,959)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	19,742,687	54,828,438	11,496,290	—
Value of Shares Redeemed	(78,550,212)	(24,967,941)	(8,684,765)	(1,736,947)
Net Increase (Decrease) From Capital Stock Transactions	(58,807,525)	29,860,497	2,811,525	(1,736,947)
Net Increase (Decrease) in Net Assets	(58,488,510)	28,680,775	5,441,408	(1,645,306)
Net Assets:
Beginning of Year/Period	100,920,903	72,240,128	12,881,736	14,527,042
End of Year/Period	$42,432,393	$100,920,903	$18,323,144	$12,881,736
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,025,000	725,000	400,000	450,000
Shares Sold	200,000	550,000	290,000	—
Shares Repurchased	(795,000)	(250,000)	(230,000)	(50,000)
Shares Outstanding, End of Year/Period	430,000	1,025,000	460,000	400,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Vice ETF
	Year ended June 30, 2021	Year ended June 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$72,734	$204,473
Net Realized Gain (Loss)	1,636,316	(287,043)
Net Change in Unrealized Appreciation (Depreciation)	3,470,745	(726,546)
Net Increase (Decrease) In Net Assets Resulting From Operations	5,179,795	(809,116)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(128,419)	(294,624)
Total Distributions	(128,419)	(294,624)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,682,551	634,444
Value of Shares Redeemed	(1,970,784)	(3,588,098)
Net Increase (Decrease) From Capital Stock Transactions	(288,233)	(2,953,654)
Net Increase (Decrease) in Net Assets	4,763,143	(4,057,394)
Net Assets:
Beginning of Year/Period	9,125,577	13,182,971
End of Year/Period	$13,888,720	$9,125,577
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	400,000	525,000
Shares Sold	50,000	25,000
Shares Repurchased	(65,000)	(150,000)
Shares Outstanding, End of Year/Period	385,000	400,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Alpha DNA Equity Sentiment ETF	For the period February 2, 2021* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.35
Investment Operations
Net Investment Loss(1)	(0.07)
Net Realized and Unrealized Gain	2.30
Net Increase in Net Assets Resulting from Investment Operations(2)	2.23
Net Asset Value, End of Year/Period	$27.58
Market Value, End of Year/Period	$27.58
Total Return
Total Investment Return Based on Net Asset Value(3)	8.78%
Total Investment Return Based on Market(3)	8.80%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$69,907
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	1.08%
Expenses, prior to expense waivers and reimbursements(4)	1.08%
Net Investment Loss(4)	(0.67)%
Portfolio Turnover Rate(5)	244%
AdvisorShares Dorsey Wright ADR ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$53.25	$49.75	$53.34	$46.56	$39.06
Investment Operations
Net Investment Income (Loss)(1)	0.27	(0.03)	0.23	0.55	0.68
Net Realized and Unrealized Gain (Loss)	13.23	3.54	(3.51)	6.66	7.27
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	13.50	3.51	(3.28)	7.21	7.95
Distributions from Net Investment Income	(0.21)	(0.01)	(0.31)	(0.43)	(0.45)
Total Distributions	(0.21)	(0.01)	(0.31)	(0.43)	(0.45)
Net Asset Value, End of Year/Period	$66.54	$53.25	$49.75	$53.34	$46.56
Market Value, End of Year/Period	$66.49	$52.97	$49.69	$53.19	$46.61
Total Return
Total Investment Return Based on Net Asset Value(3)	25.39%	7.06%	(6.16)%	15.45%	20.43%
Total Investment Return Based on Market(3)	25.95%	6.62%	(6.00)%	15.01%	20.55%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$88,836	$75,879	$108,198	$246,701	$65,185
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	1.10%	1.02%	0.88%	1.02%	1.25%
Expenses, prior to expense waivers and reimbursements(4)	0.96%	0.97%	1.07%	0.95%	1.43%
Net Investment Income (Loss)(4)	0.44%	(0.06)%	0.47%	0.96%	1.55%
Portfolio Turnover Rate(5)	85%	48%	120%	71%	108	%(6)

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(6)      During the year, the Fund underwent a sub-advisor change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$20.43	25.09
Investment Operations
Net Investment Income (Loss)(1)	(0.11)	0.01
Net Realized and Unrealized Gain (Loss)	7.55	(4.67)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	7.44	(4.66)
Distributions from Net Investment Income	(0.01)	—
Total Distributions	(0.01)	—
Net Asset Value, End of Year/Period	$27.86	$20.43
Market Value, End of Year/Period	$27.90	$20.44
Total Return
Total Investment Return Based on Net Asset Value(3)	36.36%	(18.57)%
Total Investment Return Based on Market(3)	36.52%	(18.53)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$79,394	$39,333
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.96%	0.99%
Expenses, prior to expense waivers and reimbursements(4)	0.91%	1.19%
Net Investment Income (Loss)(4)	(0.42)%	0.09%
Portfolio Turnover Rate(5)	372%	147%
AdvisorShares Dorsey Wright FSM All Cap World ETF	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$28.07	$25.12
Investment Operations
Net Investment Loss(1)	(0.12)	(0.02)
Net Realized and Unrealized Gain	8.74	2.97
Net Increase in Net Assets Resulting from Investment Operations(2)	8.62	2.95
Distributions from Realized Capital Gains	(0.06)	—
Total Distributions	(0.06)	—
Net Asset Value, End of Year/Period	$36.63	$28.07
Market Value, End of Year/Period	$36.67	$28.07
Total Return
Total Investment Return Based on Net Asset Value(3)	30.70%	11.76%
Total Investment Return Based on Market(3)	30.85%	11.74%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$155,673	$73,685
Ratio to Average Net Assets of:(6)
Expenses, net of expense waivers and reimbursements(4)	0.88%	0.99%
Expenses, prior to expense waivers and reimbursements(4)	0.86%	1.12%
Net Investment Loss(4)	(0.34)%	(0.17)%
Portfolio Turnover Rate(5)	209%	46%

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(6)      The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Dorsey Wright FSM US Core ETF	Year ended June 30, 2021	For the period December 26, 2019* to June 30, 2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$27.51	$25.14
Investment Operations
Net Investment Income (Loss)(1)	(0.07)	0.05
Net Realized and Unrealized Gain	9.72	2.32
Net Increase in Net Assets Resulting from Investment Operations(2)	9.65	2.37
Distributions from Net Investment Income	(0.03)	—
Distributions from Realized Capital Gains	(0.04)	—
Total Distributions	(0.07)	—
Net Asset Value, End of Year/Period	$37.09	$27.51
Market Value, End of Year/Period	$37.16	$27.46
Total Return
Total Investment Return Based on Net Asset Value(3)	35.08%	9.43%
Total Investment Return Based on Market(3)	35.59%	9.23%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$93,649	$46,767
Ratio to Average Net Assets of:(4)
Expenses, net of expense waivers and reimbursements(5)	0.92%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	0.89%	1.15%
Net Investment Income (Loss)(5)	(0.22)%	0.37%
Portfolio Turnover Rate(6)	64%	53%
AdvisorShares Dorsey Wright Micro-Cap ETF	Years Ended June 30,		For the period July 11, 2018* to June 30, 2019
	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$21.12	$23.04	$24.71
Investment Operations
Net Investment Loss(1)	(0.04)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	16.79	(1.89)	(1.65)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	16.75	(1.90)	(1.67)
Distributions from Net Investment Income	—	(0.02)	—
Total Distributions	—	(0.02)	—
Net Asset Value, End of Year/Period	$37.87	$21.12	$23.04
Market Value, End of Year/Period	$37.92	$20.80	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	79.33%	(8.26)%	(6.79)%
Total Investment Return Based on Market(3)	82.31%	(9.58)%	(6.86)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$8,899	$2,112	$2,304
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	1.25%	1.17%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	3.17%	4.98%	4.79%
Net Investment Loss(5)	(0.12)%	(0.05)%	(0.11)%
Portfolio Turnover Rate(6)	163%	119%	103%

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

(5)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(6)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Dorsey Wright Short ETF	Years Ended June 30,				For the period July 11, 2018* to June 30, 2019
	2021		2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$19.33		$24.90		$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.46)		(0.65)		0.13
Net Realized and Unrealized Loss	(10.28)		(4.89)		(0.19)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(10.74)		(5.54)		(0.06)
Distributions from Net Investment Income	—		(0.03)		(0.04)
Total Distributions	—		(0.03)		(0.04)
Net Asset Value, End of Year/Period	$8.59		$19.33		$24.90
Market Value, End of Year/Period	$8.56		$19.36		$24.93
Total Return
Total Investment Return Based on Net Asset Value(3)	(55.58)%		(22.26)%		(0.27)%
Total Investment Return Based on Market(3)	(55.79)%		(22.24)%		(0.18)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$25,164		$113,098		$24,281
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	3.48	%(5)	3.56	%(5)	2.70	%(5)
Expenses, prior to expense waivers and reimbursements(4)	3.55	%(5)	3.56	%(5)	3.26	%(5)
Net Investment Income (Loss)(4)	(3.18)%		(2.58)%		0.53%
Portfolio Turnover Rate(6)	243%		555%		357%
AdvisorShares DoubleLine Value Equity ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$66.37	$68.21	$67.88	$66.23	$55.56
Investment Operations
Net Investment Income(1)	0.95	0.82	0.62	0.53	0.47
Net Realized and Unrealized Gain (Loss)	29.23	(1.84)	0.45	1.59	10.93
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	30.18	(1.02)	1.07	2.12	11.40
Distributions from Net Investment Income	(1.02)	(0.82)	(0.74)	(0.47)	(0.73)
Total Distributions	(1.02)	(0.82)	(0.74)	(0.47)	(0.73)
Net Asset Value, End of Year/Period	$95.53	$66.37	$68.21	$67.88	$66.23
Market Value, End of Year/Period	$95.41	$66.28	$68.13	$67.88	$66.17
Total Return
Total Investment Return Based on Net Asset Value(3)	45.78%	(1.63)%	1.74%	3.15%	20.55%
Total Investment Return Based on Market(3)	45.79%	(1.65)%	1.63%	3.26%	20.52%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$48,243	$41,483	$61,386	$95,034	$142,400
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.90%	0.90%	0.90%	0.87%	0.90%
Expenses, prior to expense waivers and reimbursements(4)	1.05%	1.07%	1.17%	1.07%	1.07%
Net Investment Income(4)	1.18%	1.18%	0.93%	0.77%	0.76%
Portfolio Turnover Rate(6)	40%	93%	218%	171%	180%

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      The expense ratio includes interest and dividend expenses on short sales of 2.46%, 2.47% and 1.71% for the period ended June 30, 2021, June 30, 2020 and June 30, 2019, respectively.

(6)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Focused Equity ETF	Years Ended June 30,				For the period September 20, 2016* to June 30, 2017
	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$35.67	$34.42	$31.80	$28.59	$25.00
Investment Operations
Net Investment Income(1)	0.10	0.14	0.16	0.13	0.06
Net Realized and Unrealized Gain	11.00	1.26	3.21	3.17	3.54
Net Increase in Net Assets Resulting from Investment Operations(2)	11.10	1.40	3.37	3.30	3.60
Distributions from Net Investment Income	(0.12)	(0.15)	(0.16)	(0.09)	(0.01)
Distributions from Realized Capital Gains	—	—	(0.59)	—	—
Total Distributions	(0.12)	(0.15)	(0.75)	(0.09)	(0.01)
Net Asset Value, End of Year/Period	$46.65	$35.67	$34.42	$31.80	$28.59
Market Value, End of Year/Period	$46.68	$34.88	$34.31	$31.79	$28.59
Total Return
Total Investment Return Based on Net Asset Value(3)	31.15%	4.02%	11.09%	11.57%	14.39%
Total Investment Return Based on Market(3)	34.20%	2.06%	10.74%	11.51%	14.40%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$28,921	$19,616	$17,211	$14,311	$12,150
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.66%	0.77%	0.72%	0.68%	0.75%
Expenses, prior to expense waivers and reimbursements(4)	1.19%	1.43%	1.63%	1.39%	2.04%
Net Investment Income(4)	0.24%	0.41%	0.49%	0.42%	0.28%
Portfolio Turnover Rate(5)	25%	23%	19%	26%	36%
AdvisorShares FolioBeyond Smart Core Bond ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.58	$25.71	$25.39	$25.88	$25.61
Investment Operations
Net Investment Income(1)	0.43	0.81	1.04	0.90	0.81
Net Realized and Unrealized Gain (Loss)	0.36	(0.10)	0.38	(0.50)	0.25
Distributions of Net Realized Gains by other investment companies	0.08	—	—	—	0.01
Net Increase in Net Assets Resulting from Investment Operations(2)	0.87	0.71	1.42	0.40	1.07
Distributions from Net Investment Income	(0.49)	(0.84)	(1.10)	(0.89)	(0.80)
Total Distributions	(0.49)	(0.84)	(1.10)	(0.89)	(0.80)
Net Asset Value, End of Year/Period	$25.96	$25.58	$25.71	$25.39	$25.88
Market Value, End of Year/Period	$25.96	$25.57	$25.70	$25.38	$25.89
Total Return
Total Investment Return Based on Net Asset Value(3)	3.44%	2.73%	5.82%	1.55%	4.23%
Total Investment Return Based on Market(3)	3.46%	2.75%	5.80%	1.47%	4.24%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$5,581	$8,312	$5,785	$18,405	$17,466
Ratio to Average Net Assets of:(6)
Expenses, net of expense waivers and reimbursements(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses, prior to expense waivers and reimbursements(4)	2.15%	1.50%	1.49%	1.22%	1.20%
Net Investment Income(4)	1.65%	3.14%	4.14%	3.47%	3.15%
Portfolio Turnover Rate(5)	256%	765%	150%	39%	21%

____________

*        Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(6)      The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Hotel ETF	For the period April 20, 2021* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.32
Investment Operations
Net Investment Income(1)	0.13
Net Realized and Unrealized Gain	0.07
Net Increase in Net Assets Resulting from Investment Operations(2)	0.20
Net Asset Value, End of Year/Period	$24.52
Market Value, End of Year/Period	$24.56
Total Return
Total Investment Return Based on Net Asset Value(3)	0.81%
Total Investment Return Based on Market(3)	0.99%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$7,724
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%
Expenses, prior to expense waivers and reimbursements(4)	6.60%
Net Investment Income(4)	2.70%
Portfolio Turnover Rate(5)	21%
AdvisorShares Newfleet Multi-Sector Income ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.14	$48.44	$47.86	$48.68	$48.83
Investment Operations
Net Investment Income(1)	0.78	1.21	1.35	1.05	0.74
Net Realized and Unrealized Gain (Loss)	0.83	(0.22)	0.65	(0.62)	0.38
Distributions of Net Realized Gains by other investment companies	—	—	—	—	0.00 (6)
Net Increase in Net Assets Resulting from Investment Operations(2)	1.61	0.99	2.00	0.43	1.12
Distributions from Net Investment Income	(0.90)	(1.29)	(1.42)	(1.25)	(1.27)
Total Distributions	(0.90)	(1.29)	(1.42)	(1.25)	(1.27)
Net Asset Value, End of Year/Period	$48.85	$48.14	$48.44	$47.86	$48.68
Market Value, End of Year/Period	$48.83	$48.17	$48.38	$47.79	$48.70
Total Return
Total Investment Return Based on Net Asset Value(3)	3.36%	2.10%	4.27%	0.87%	2.30%
Total Investment Return Based on Market(3)	3.27%	2.28%	4.29%	0.70%	2.37%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$96,959	$57,767	$75,080	$155,529	$258,005
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(4)	0.78%	0.82%	0.96%	0.84%	0.80%
Net Investment Income(4)	1.61%	2.51%	2.81%	2.17%	1.53%
Portfolio Turnover Rate(5)	95%	63%	40%	66%	63%

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(6)      Amount represents less than $0.005 or 0.005%.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Pure Cannabis ETF	Years Ended June 30,		For the period April 17, 2019* to June 30, 2019
	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.17	$22.99	$25.00
Investment Operations
Net Investment Income(1)	0.04	0.70	0.06
Net Realized and Unrealized Gain (Loss)	11.05	(12.75)	(2.07)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	11.09	(12.05)	(2.01)
Distributions from Net Investment Income	(0.11)	(0.70)	—
Distributions from Realized Capital Gains	—	(0.07)	—
Total Distributions	(0.11)	(0.77)	—
Net Asset Value, End of Year/Period	$21.15	$10.17	$22.99
Market Value, End of Year/Period	$21.12	$10.18	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	109.96%	(52.76)%	(8.06)%
Total Investment Return Based on Market(3)	109.35%	(52.70)%	(7.92)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$354,408	$45,503	$59,762
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.74%	0.74%	0.74%
Expenses, prior to expense waivers and reimbursements(4)	0.69%	1.17%	1.10%
Net Investment Income(4)	0.21%	5.67%	1.35%
Portfolio Turnover Rate(5)	46%	59%	26%
AdvisorShares Pure US Cannabis ETF	For the period September 1, 2020* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Loss(1)	(0.17)
Net Realized and Unrealized Gain	15.39
Net Increase in Net Assets Resulting from Investment Operations(2)	15.22
Net Asset Value, End of Year/Period	$40.22
Market Value, End of Year/Period	$40.08
Total Return
Total Investment Return Based on Net Asset Value(3)	60.86%
Total Investment Return Based on Market(3)	60.32%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$950,694
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.69%
Expenses, prior to expense waivers and reimbursements(4)	0.69%
Net Investment Loss(4)	(0.49)%
Portfolio Turnover Rate(5)	68%

____________

*         Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Q Dynamic Growth ETF	For the period December 28, 2020* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Loss(1)	(0.09)
Net Realized and Unrealized Gain	3.21
Net Increase in Net Assets Resulting from Investment Operations(2)	3.12
Net Asset Value, End of Year/Period	$28.12
Market Value, End of Year/Period	$28.13
Total Return
Total Investment Return Based on Net Asset Value(3)	12.50%
Total Investment Return Based on Market(3)	12.52%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$68,763
Ratio to Average Net Assets of:(4)
Expenses, net of expense waivers and reimbursements(5)	1.43%
Expenses, prior to expense waivers and reimbursements(5)	1.49%
Net Investment Loss(5)	(0.65)%
Portfolio Turnover Rate(6)	61%
AdvisorShares Q Portfolio Blended Allocation ETF	For the period December 28, 2020* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Income(1)	0.01
Net Realized and Unrealized Gain	0.76
Distributions of Net Realized Gains by other investment companies	0.00 (7)
Net Increase in Net Assets Resulting from Investment Operations(2)	0.77
Net Asset Value, End of Year/Period	$25.77
Market Value, End of Year/Period	$25.76
Total Return
Total Investment Return Based on Net Asset Value(3)	3.07%
Total Investment Return Based on Market(3)	3.04%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$3,479
Ratio to Average Net Assets of:(4)
Expenses, net of expense waivers and reimbursements(5)	0.99%
Expenses, prior to expense waivers and reimbursements(5)	3.59%
Net Investment Income(5)	0.04%
Portfolio Turnover Rate(6)	248%

____________

*        Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

(5)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(6)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(7)      Amount represents less than $0.005 or 0.005%.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Ranger Equity Bear ETF(1)	Years Ended June 30,
	2021		2020		2019		2018		2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.55		$63.84		$78.01		$85.65		$106.05
Investment Operations
Net Investment Income (Loss)(2)	(1.59)		(0.64)		0.13		(1.34)		(2.00)
Net Realized and Unrealized Loss	(23.96)		(14.55)		(14.30)		(6.30)		(18.40)
Distributions of Net Realized Gains by other investment companies	0.00	(3)	—		—		—		—
Net Decrease in Net Assets Resulting from Investment Operations(4)	(25.55)		(15.19)		(14.17)		(7.64)		(20.40)
Distributions from Net Investment Income	—		(0.10)		—		—		—
Total Distributions	—		(0.10)		—		—		—
Net Asset Value, End of Year/Period	$23.00		$48.55		$63.84		$78.01		$85.65
Market Value, End of Year/Period	$23.00		$48.50		$63.90		$77.80		$85.50
Total Return
Total Investment Return Based on Net Asset Value(5)	(52.62)%		(23.79)%		(18.16)%		(8.92)%		(19.24)%
Total Investment Return Based on Market(5)	(52.58)%		(23.94)%		(17.87)%		(9.01)%		(19.42)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$50,655		$162,019		$135,814		$133,587		$174,504
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	4.90	%(7)	3.10	%(7)	2.94	%(7)	2.52	%(7)	2.67	%(7)
Expenses, prior to expense waivers and reimbursements(6)	4.90	%(7)	3.10	%(7)	2.94	%(7)	2.52	%(7)	2.67	%(7)
Net Investment Income (Loss)(6)	(4.49)%		(1.07)%		0.18%		(1.63)%		(2.15)%
Portfolio Turnover Rate(8)	669%		593%		338%		301%		245%
AdvisorShares Restaurant ETF	For the period April 20, 2021* to June 30, 2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.69
Investment Operations
Net Investment Income(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.25)
Net Decrease in Net Assets Resulting from Investment Operations(4)	(0.25)
Net Asset Value, End of Year/Period	$24.44
Market Value, End of Year/Period	$24.44
Total Return
Total Investment Return Based on Net Asset Value(5)	(1.01)%
Total Investment Return Based on Market(5)	(1.01)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$5,988
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.99%
Expenses, prior to expense waivers and reimbursements(6)	7.93%
Net Investment Loss(6)	(0.03)%
Portfolio Turnover Rate(8)	26%

____________

*         Commencement of operations.

(1)      After the close of business on February 5, 2021, the Fund’s applicable class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note 1 of the Notes to Financial Statements.

(2)      Based on average shares outstanding.

(3)      Amount represents less than $0.005 or 0.005%.

(4)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(5)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(6)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(7)      The expense ratio includes interest and dividend expenses on short sales of 3.14%, 1.42%, 1.22%, 0.84%, and 1.03% for the periods ended June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018, and June 30, 2017, respectively.

(8)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Sage Core Reserves ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$98.46	$99.64	$99.21	$99.43	$99.43
Investment Operations
Net Investment Income(1)	0.83	2.03	2.37	1.53	0.97
Net Realized and Unrealized Gain (Loss)	0.23	(1.19)	0.33	(0.16)	0.11
Net Increase in Net Assets Resulting from Investment Operations(2)	1.06	0.84	2.70	1.37	1.08
Distributions from Net Investment Income	(0.84)	(2.02)	(2.27)	(1.59)	(1.08)
Total Distributions	(0.84)	(2.02)	(2.27)	(1.59)	(1.08)
Net Asset Value, End of Year/Period	$98.68	$98.46	$99.64	$99.21	$99.43
Market Value, End of Year/Period	$98.68	$98.35	$99.61	$99.19	$99.44
Total Return
Total Investment Return Based on Net Asset Value(3)	1.09%	0.83%	2.74%	1.38%	1.08%
Total Investment Return Based on Market(3)	1.21%	0.75%	2.74%	1.34%	0.88%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$42,432	$100,921	$72,240	$52,087	$84,519
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses, prior to expense waivers and reimbursements(4)	0.57%	0.53%	0.65%	0.65%	0.50%
Net Investment Income(4)	0.84%	2.05%	2.39%	1.53%	0.97%
Portfolio Turnover Rate(5)	103%	101%	91%	74%	81%
AdvisorShares STAR Global Buy-Write ETF	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$32.20	$32.28	$30.99	$29.13	$26.77
Investment Operations
Net Investment Income (Loss)(1)	(0.16)	0.09	0.13	0.11	0.09
Net Realized and Unrealized Gain (Loss)	7.89	(0.02)	1.29	1.75	2.48
Distributions of Net Realized Gains by other investment companies	0.00 (6)	—	—	0.00 (6)	0.01
Net Increase in Net Assets Resulting from Investment Operations(2)	7.73	0.07	1.42	1.86	2.58
Distributions from Net Investment Income	(0.10)	(0.15)	(0.13)	—	(0.22)
Total Distributions	(0.10)	(0.15)	(0.13)	—	(0.22)
Net Asset Value, End of Year/Period	$39.83	$32.20	$32.28	$30.99	$29.13
Market Value, End of Year/Period	$39.83	$32.25	$32.19	$31.01	$29.13
Total Return
Total Investment Return Based on Net Asset Value(3)	24.04%	0.20%	4.62%	6.41%	9.70%
Total Investment Return Based on Market(3)	23.86%	0.63%	4.27%	6.45%	9.74%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$18,323	$12,882	$14,527	$17,047	$17,477
Ratio to Average Net Assets of:(7)
Expenses, net of expense waivers and reimbursements(4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements(4)	2.48%	2.20%	2.34%	2.18%	2.14%
Net Investment Income (Loss)(4)	(0.43)%	0.26%	0.43%	0.38%	0.32%
Portfolio Turnover Rate(5)	55%	47%	49%	12%	26%

____________

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(6)      Amount represents less than $0.005 or 0.005%.

(7)      The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Vice ETF	Years Ended June 30,			For the period December 12, 2017* to June 30, 2018
	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$22.81	$25.11	$25.60	$25.00
Investment Operations
Net Investment Income(1)	0.19	0.42	0.45	0.23
Net Realized and Unrealized Gain (Loss)	13.44	(2.10)	(0.57)	0.41
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	13.63	(1.68)	(0.12)	0.64
Distributions from Net Investment Income	(0.37)	(0.62)	(0.37)	(0.04)
Total Distributions	(0.37)	(0.62)	(0.37)	(0.04)
Net Asset Value, End of Year/Period	$36.07	$22.81	$25.11	$25.60
Market Value, End of Year/Period	$36.06	$22.80	$25.12	$25.68
Total Return
Total Investment Return Based on Net Asset Value(3)	59.98%	(6.91)%	(0.22)%	2.58%
Total Investment Return Based on Market(3)	60.05%	(6.99)%	(0.50)%	2.89%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$13,889	$9,126	$13,183	$12,800
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%	0.90%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(4)	1.71%	1.59%	1.43%	2.18%
Net Investment Income(4)	0.63%	1.77%	1.79%	1.64%
Portfolio Turnover Rate(5)	125%	41%	76%	25%

____________

*        Commencement of operations.

(1)      Based on average shares outstanding.

(2)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(4)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Notes to Financial Statements June 30, 2021
1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). As of June 30, 2021, the Trust is comprised of 21 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Alpha DNA Equity Sentiment ETF	SENT	February 2, 2021
AdvisorShares Dorsey Wright ADR ETF	AADR	July 21, 2010
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	DWEQ	December 26, 2019
AdvisorShares Dorsey Wright FSM All Cap World ETF	DWAW	December 26, 2019
AdvisorShares Dorsey Wright FSM US Core ETF	DWUS	December 26, 2019
AdvisorShares Dorsey Wright Micro-Cap ETF	DWMC	July 11, 2018
AdvisorShares Dorsey Wright Short ETF	DWSH	July 11, 2018
AdvisorShares DoubleLine Value ETF	DBLV	October 4, 2011
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares FolioBeyond Smart Core Bond ETF	FWDB	June 21, 2011
AdvisorShares Hotel ETF	BEDZ	April 20, 2021
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pure Cannabis ETF	YOLO	April 17, 2019
AdvisorShares Pure US Cannabis ETF	MSOS	September 1, 2020
AdvisorShares Q Dynamic Growth ETF	QPX	December 28, 2020
AdvisorShares Q Portfolio Blended Allocation ETF	QPT	December 28, 2020
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Restaurant ETF	EATZ	April 20, 2021
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	VICE	December 12, 2017

AdvisorShares Alpha DNA Equity Sentiment ETF (“Alpha DNA Equity Sentiment ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S. traded securities of non-U.S. organizations, most often ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (“Dorsey Wright Alpha Equal Weight ETF”) seeks to achieve its investment objective by investing in a concentrated portfolio of 50 US equity securities selected from a universe of the largest 1,000 US equity securities based on market capitalization.

AdvisorShares Dorsey Wright FSM All Cap World ETF (“Dorsey Wright FSM All Cap World ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
1. Organization – (continued)

AdvisorShares Dorsey Wright FSM US Core ETF (“Dorsey Wright FSM US Core ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright Micro-Cap ETF (“Dorsey Wright Micro-Cap ETF”) seeks to achieve its investment objective by investing primarily in U.S. traded equity securities consisting of common and preferred stock and ADRs. The Fund invests in micro-cap securities.

AdvisorShares Dorsey Wright Short ETF (“Dorsey Wright Short ETF”) seeks to achieve the Fund’s investment objective by obtaining short exposure to investment returns of the broad U.S. large-capitalization equity market by engaging in short sales of U.S. traded equity securities and ETFs. The Fund invests primarily in investments that create or result in short exposure to U.S. equity securities.

AdvisorShares DoubleLine Value Equity ETF (“DoubleLine Value Equity ETF”) seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, including through ADRs. The Fund invests in stocks with fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation. CWS invests primarily in a focused group of U.S. exchange-listed equity securities that the portfolio manager believes have favorable fundamental attributes.

AdvisorShares FolioBeyond Smart Core Bond ETF (“FolioBeyond Smart Core Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 20 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Hotel ETF (“Hotel ETF”) seeks to provide long-term capital appreciation. The Fund will concentrate at least 25% of its investments in the Hotels, Restaurants & Leisure Industry within the Consumer Discretionary Sector.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pure Cannabis ETF (“Pure Cannabis ETF”) seeks long-term capital appreciation. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the marijuana and hemp business and in derivatives or other instruments that have economic characteristics similar to such securities. The Fund primarily invests in exchange-listed equity securities, including common and preferred stock, of mid- and small-capitalization companies and in total return swaps intended to provide exposure to such U.S. and foreign securities. The Advisor may seek investment opportunities through initial public offerings (“IPOs”).

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
1. Organization – (continued)

AdvisorShares Pure US Cannabis ETF (“Pure US Cannabis ETF”) seeks long-term capital appreciation. The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the marijuana and hemp business in the United States and in derivatives that have economic characteristics similar to such securities. The Fund primarily will invest in exchange-listed equity securities, including common and preferred stock, of mid- and small-capitalization companies, and in total return swaps intended to provide exposure to such companies.

AdvisorShares Q Dynamic Growth ETF (“Q Dynamic Growth ETF”) seeks to achieve long-term growth. The Fund invests in ETFs representing all asset classes, including, but not limited to, treasury bonds, municipal bonds, investment grade corporate bonds, high-yield U.S. corporate bonds (sometimes referred to as “junk bonds”), municipal bonds, U.S. and foreign equities, and commodities. These underlying investments may be of any market capitalization, duration, maturity, and quality. The Fund seeks to maximize long-term growth by providing equity-like returns in most normal market conditions except when faced with abnormal levels of implied volatility as measured by QIX™, a proprietary implied volatility index owned by ThinkBetter Holdings, LLC, the parent company of ThinkBetter, LLC (the “Sub-Advisor”).

AdvisorShares Q Portfolio Blended Allocation ETF (“Q Portfolio Blended Allocation ETF”) seeks to maximize total return over the long-term. The Fund invests in ETFs representing all asset classes, including, but not limited to, treasury bonds, municipal bonds, investment grade corporate bonds, high-yield U.S. corporate bonds (sometimes referred to as “junk bonds”), municipal bonds, U.S. and foreign equities, and commodities. These underlying investments may be of any market capitalization, duration, maturity, and quality. The Fund seeks to strike a balance between long term growth and market volatility by maximizing returns within its peer group through risk optimization.

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Restaurant ETF (“Restaurant ETF”) seeks to provide long-term capital appreciation. The Fund will concentrate at least 25% of its investments in the Hotels, Restaurants & Leisure Industry within the Consumer Discretionary Sector.

AdvisorShares Sage Core Reserves ETF (“Sage Core Reserves ETF”) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
1. Organization – (continued)

a “Buy-Write” or “Covered Call” overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares Vice ETF (“Vice ETF”) The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of (i) companies that derive at least 50% of their net revenue from tobacco and alcoholic beverages, (ii) companies that derive at least 50% of their net revenue from the food and beverage industry, and (iii) companies that derive at least 50% of their net revenue from gaming activities.

Some of the Funds are considered “fund of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

For the year ended June 30, 2021, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2021	% of Fund Net Assets as of June 30, 2021	Reference location
Dorsey Wright FSM All Cap World ETF	Invesco S&P 500 Equal Weight ETF	$79,357,386	51.0%	https://www.invesco.com
	Invesco S&P 500 Pure Value ETF	75,855,100	48.7	https://www.invesco.com
Dorsey Wright FSM US Core ETF	Invesco QQQ Trust Series 1	48,333,974	51.6	https://www.invesco.com
	Invesco S&P 500 Equal Weight ETF	45,027,422	48.1	https://www.invesco.com
Dorsey Wright Short ETF	AdvisorShares Sage Core Reserves ETF	9,868,000	39.2	Contained within this report.
FolioBeyond Smart Core Bond ETF	iShares Agency Bond ETF	1,681,470	30.1	https://www.ishares.com
Q Dynamic Growth ETF	Invesco QQQ Trust Series 1	26,808,731	39.0	https://www.invesco.com
	Technology Select Sector SPDR Fund	20,811,495	30.3	https://www.ssga.com
Q Portfolio Blended Allocation ETF	iShares 20+ Year Treasury Bond ETF	1,282,694	36.9	https://www.ishares.com
Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	19,736,000	39.0	Contained within this report.
STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	6,530,055	35.6	https://us.spdrs.com

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
1. Organization – (continued)

Reverse Split

After the close of the markets on February 5, 2021 (the Record Date), the AdvisorShares Ranger Equity Bear ETF effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio, with approval by the Board. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on February 8, 2021.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an Over-the-Counter (“OTC”) market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)

foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market’. Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)

in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2021, the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2021 was $1,232,686, which is included as Interest on Securities Sold, Not Yet Purchased in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)

securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by the Funds is disclosed on the Statements of Operations.

The value of loaned securities and related collateral outstanding at June 30, 2021 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Asset and Liabilities.

	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description				Financial Instruments		Collateral Pledged/ Received	Net Amount
Dorsey Wright ADR ETF
Securities Lending	$(16,971,975)	$—	$(16,971,975)	$16,971,975	(1)	$—	$—
Repurchase Agreements and Money Market Instruments	16,971,975	—	16,971,975	16,971,975	(2)	—	—
Dorsey Wright FSM All Cap World ETF
Securities Lending	(79,129,304)	—	(79,129,304)	79,129,304	(1)	—	—
Repurchase Agreements and Money Market Instruments	79,129,304	—	79,129,304	79,129,304	(2)	—	—
Dorsey Wright FSM US Core ETF
Securities Lending	(45,448,839)	—	(45,448,839)	45,448,839	(1)	—	—
Repurchase Agreements and Money Market Instruments	45,448,839	—	45,448,839	45,448,839	(2)	—	—
Dorsey Wright Micro-Cap ETF
Securities Lending	(948,565)	—	(948,565)	948,565	(1)	—	—
Repurchase Agreements	948,565	—	948,565	948,565	(2)	—	—
DoubleLine Value Equity ETF
Securities Lending	(1,578,826)	—	(1,578,826)	1,578,826	(1)	—	—
Repurchase Agreements	1,578,826	—	1,578,826	1,578,826	(2)	—	—
Hotel ETF
Securities Lending	(57,123)	—	(57,123)	57,123	(1)	—	—
Repurchase Agreements	57,123	—	57,123	57,123	(2)	—	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)
Fund and Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Gross Amounts not offset in the Statements of Assets and Liabilities
				Financial Instruments		Collateral Pledged/ Received	Net Amount
Newfleet Multi-Sector Income ETF
Securities Lending	$(827,062)	$—	$(827,062)	$827,062	(1)	$—	$—
Repurchase Agreements	827,062	—	827,062	827,062	(2)	—	—
Pure Cannabis ETF
Securities Lending	(2,373,719)	—	(2,373,719)	2,373,719	(1)	—	—
Repurchase Agreements	2,373,719	—	2,373,719	2,373,719	(2)	—	—
Swaps	2,423,652	—	2,423,652	—	(2)		2,423,652
Pure US Cannabis ETF
Securities Lending	(2,213,695)	—	(2,213,695)	2,213,695	(1)	—	—
Repurchase Agreements	2,213,695	—	2,213,695	2,213,695	(2)	—	—
Swaps	(60,522,997)	—	(60,522,997)	—	(2)	—	(60,522,997)
AdvisorShares Q Dynamic Growth ETF
Securities Lending	(22,241,591)	—	(22,241,591)	22,241,591	(1)	—	—
Repurchase Agreements and Money Market Instruments	22,241,591	—	22,241,591	22,241,591	(2)	—	—
AdvisorShares Q Portfolio Blended Allocation ETF
Securities Lending	(1,032,858)	—	(1,032,858)	1,032,858	(1)	—	—
Repurchase Agreements	1,032,858	—	1,032,858	1,032,858	(2)	—	—
Sage Core Reserves ETF
Securities Lending	(1,491,847)	—	(1,491,847)	1,491,847	(1)	—	—
Repurchase Agreements	1,491,847	—	1,491,847	1,491,847	(2)	—	—
STAR Global Buy-Write ETF
Securities Lending	(604,208)	—	(604,208)	604,208	(1)	—	—
Repurchase Agreements	604,208	—	604,208	604,208	(2)	—	—
Vice ETF
Securities Lending	(321,970)	—	(321,970)	321,970	(1)	—	—
Repurchase Agreements	321,970	—	321,970	321,970	(2)	—	—

____________

(1)      Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and shares of Money Market instruments.

(2)      Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation. Amounts may also include Money Market instruments.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
2. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Recent Accounting Pronouncement

Accounting Standards Update 2020-04 Reference Rate Reform

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the “Advisor”) pursuant to which the Advisor acts as the Fund’s investment advisor. Pursuant to the agreement, the Advisor has overall responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisors, if applicable. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Alpha DNA Equity Sentiment	0.76%
Dorsey Wright ADR ETF	0.75%
Dorsey Wright Alpha Equal Weight ETF	0.75%
Dorsey Wright FSM All Cap World ETF	0.75%
Dorsey Wright FSM US Core ETF	0.75%
Dorsey Wright Micro-Cap ETF	0.75%
Dorsey Wright Short ETF	0.75%
DoubleLine Value Equity ETF	0.70%
Focused Equity ETF	0.75%*
FolioBeyond Smart Core Bond ETF	0.50%
Hotel ETF	0.60%
Newfleet Multi-Sector Income ETF	0.50%
Pure Cannabis ETF	0.60%
Pure US Canabis ETF	0.60%
Q Dynamic Growth ETF	1.00%*
Q Portfolio Blended Allocation ETF	0.74%*
Ranger Equity Bear ETF	1.50%
Restaurant ETF	0.60%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Vice ETF	0.60%

____________

*        The Advisor’s advisory fee has two components — the base fee (disclosed in the table above) and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment. The Advisor’s annual base fee based on the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, which is set forth in the table below. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range as follows, based on the Fund’s average daily net assets:

Fund	Performance Benchmark	Annual Advisory Fee Range
Focused Equity ETF	S&P 500 Index	0.65% to 0.85%
Q Dynamic Growth ETF	S&P 500 Index	0.90% to 1.10%
Q Portfolio Blended Allocation ETF	Blended 60% S&P 500 Index/ 40% Bloomberg Barclays US Aggregate Bond Index	0.64% to 0.84%

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. The Advisor supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor is entitled to a fee, which is paid by the Advisor and is not an additional expense of the applicable Fund, and is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

Funds	Sub-Advisor	Sub-Advisory Fee Rate
AdvisorShares Alpha DNA Equity Sentiment ETF	Alpha DNA Investment Management LL	0.45%
AdvisorShares Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Micro-Cap ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Short ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares DoubleLine Value ETF	Doubleline Equity LP	0.35%
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC	0.25%
AdvisorShares Q Dynamic Growth ETF	ThinkBetter, LLC	0.65%*
AdvisorShares Q Portfolio Blended Allocation ETF	ThinkBetter, LLC	0.50%*
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.	1.00%
AdvisorShares Sage Core Reserves ETF	Sage Advisory Services, Ltd. Co.	0.15%
AdvisorShares STAR Global Buy-Write ETF	ChangePath, LLC	0.85%

____________

*        The sub-advisory fee has two components – the base fee (disclosed in the table above) and the performance fee adjustment. The base fee is the pre-determined rate at which the sub-adviser is paid when net performance is in line with a pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If a Fund outperforms the performance benchmark, the sub-adviser may receive an upward fee adjustment. If a Fund underperforms the performance benchmark, the sub-adviser may receive a downward fee adjustment. The performance fee adjustment is derived by comparing a Fund’s performance over a rolling twelve-month period to its performance benchmark, which is the S&P 500 Index for AdvisorShares Q Dynamic Growth ETF and Blended 60% S&P 500 Index/40% Bloomberg Barclays US Aggregate Bond Index for AdvisorShares Q Portfolio Blended Allocation ETF. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the sub-adviser’s annual sub-advisory fee may range from 0.40% to 0.60% of AdvisorShares Q Portfolio Blended Allocation ETF’s average daily net assets and 0.55% to 0.75% of AdvisorShares Q Dynamic Growth ETF’s average daily net assets.

From time to time, each sub-advisor may waive all or a portion of its fee.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)

Expense Limitation Agreement

The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a specified percentage of each Fund’s average daily net assets for at least one year from the date of the Fund’s currently effective prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if the current expense limitation is lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed. The expense limits in effect for each Fund during the year ended June 30, 2021 were as follows:

Fund:	Rate:
Alpha DNA Equity Sentiment ETF	1.35%
Dorsey Wright ADR ETF	1.10%(a)
Dorsey Wright Alpha Equal Weight ETF	0.99%
Dorsey Wright FSM All Cap World ETF	0.99%
Dorsey Wright FSM US Core ETF	0.99%
Dorsey Wright Micro-Cap ETF	1.25%(b)
Dorsey Wright Short ETF	1.25%(b)
DoubleLine Value Equity ETF	0.90%
Focused Equity ETF	0.65% – 0.85%(c)
FolioBeyond Smart Core Bond ETF	0.95%
Hotel ETF	0.99%
Newfleet Multi-Sector Income ETF	0.75%
Pure Cannabis ETF	0.74%
Pure US Cannabis ETF	0.74%
Q Dynamic Growth ETF	1.45%
Q Portfolio Blended Allocation ETF	0.99%
Ranger Equity Bear ETF	1.85%
Restaurant ETF	0.99%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.99%(d)

____________

(a)      Prior to November 1, 2019, the expense limit was 0.88%.

(b)      Prior to November 1, 2019, the expense limit was 0.99%.

(c)      The expense limit is equal to the annual rate of the Advisor’s contractual advisory fee, which can range from 0.65% to 0.85%.

(d)      Prior to November 1, 2019, the expense limit was 0.75%.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)

The Advisor may recapture operating expenses waived and/or reimbursed within three years after the date on which such waiver or reimbursement occurred. The Funds must pay their ordinary operating expenses before the Advisor is permitted to recapture and must remain in compliance with any applicable expense limitation. All or a portion of the following Advisor waived and/or reimbursed expenses may be recaptured during the fiscal years indicated:

Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Dorsey Wright ADR ETF	$220,876	$105,551	6/30/2022
Total	220,876	105,551

Dorsey Wright Alpha Equal Weight ETF	31,003	—	6/30/2023
Total	31,003	—

Dorsey Wright FSM All Cap World ETF	22,184	—	6/30/2023
Total	22,184	—

Dorsey Wright FSM U.S. Core ETF	26,148	—	6/30/2023
Total	26,148	—

Dorsey Wright Micro-Cap ETF	86,234	86,234	6/30/2022
	77,363	77,363	6/30/2023
	82,864	82,864	6/30/2024
Total	246,461	246,461

Dorsey Wright Short ETF	42,681	42,681	6/30/2022
Total	42,681	42,681

DoubleLine Value Equity ETF	200,619	200,619	6/30/2022
	91,372	91,372	6/30/2023
	67,609	67,609	6/30/2024
Total	359,600	359,600

Focused Equity ETF	136,738	136,738	6/30/2022
	125,698	125,698	6/30/2023
	125,958	125,958	6/30/2024
Total	388,394	388,394

FolioBeyond Smart Core Bond ETF	82,792	82,792	6/30/2022
	39,057	39,057	6/30/2023
	79,608	79,608	6/30/2024
Total	201,457	201,457

Hotel ETF	47,305	47,305	6/30/2024
Total	47,305	47,305

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)
Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Newfleet Multi-Sector Income ETF	$249,159	$249,159	6/30/2022
	50,459	50,459	6/30/2023
	21,007	21,007	6/30/2024
Total	320,625	320,625

Pure Cannabis ETF	33,071	—	6/30/2022
	196,096	114,084	6/30/2023
Total	229,167	114,084

Pure US Cannabis ETF	16,091	16,091	6/30/2024
Total	16,091	16,091

Q Dynamic Growth ETF	10,281	10,281	6/30/2024
Total	10,281	10,281

Q Portfolio Blended Allocation ETF	71,767	71,767	6/30/2024
Total	71,767	71,767

Restaurant ETF	47,820	47,820	6/30/2024
Total	47,820	47,820

Sage Core Reserves ETF	192,747	192,747	6/30/2022
	165,567	165,567	6/30/2023
	158,115	158,115	6/30/2024
Total	516,429	516,429

STAR Global Buy-Write ETF	77,386	77,386	6/30/2022
	49,370	49,370	6/30/2023
	78,833	78,833	6/30/2024
Total	205,589	205,589

Vice ETF	89,372	89,372	6/30/2022
	79,288	79,288	6/30/2023
	83,764	83,764	6/30/2024
Total	252,424	252,424

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
3. Investment Advisory Agreement and Other Agreements – (continued)

Distribution Arrangement

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•        Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•        Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
5. Summary of Fair Value Disclosure – (continued)

market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For more detailed categories, see the accompanying Schedules of Investments.

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2021, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Appreciation on Swaps Contracts	$4,195,754
Pure US Cannabis ETF	Unrealized Appreciation on Swaps Contracts	9,268,005
Fund:	Liability Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Depreciation on Swaps Contracts	$(1,772,102)
Pure US Cannabis ETF	Unrealized Depreciation on Swaps Contracts	(69,791,002)
STAR Global Buy-Write ETF	Options Written, at value	(6,528)

Transactions in derivative instruments during the year ended June 30, 2021, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Credit Risk
Alpha DNA Equity sentiment	Purchased Options	$(2,592,659)	$—
Pure Cannabis ETF	Swaps	28,003,662	—
Pure US Cannabis ETF	Swaps	15,019,624	—
Sage Core Reserves ETF	Futures	—	(866)
STAR Global Buy-Write ETF	Options Written	(36,759)	—
STAR Global Buy-Write ETF	Purchased Options	(49,457)	—
Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Credit Risk
Alpha DNA Equity sentiment	Purchased Options	$364,208	$—
Pure Cannabis ETF	Swaps	2,162,830	—
Pure US Cannabis ETF	Swaps	(60,522,997)	—
Sage Core Reserves ETF	Futures	2,152	—
STAR Global Buy-Write ETF	Options Written	(16,993)	—
STAR Global Buy-Write ETF	Purchased Options	(46,220)	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
6. Derivative Instruments – (continued)

For the year ended June 30, 2021, the average volume of the derivatives opened by the Funds was as follows:

	Alpha DNA Equity Sentiment	Pure Cannabis ETF	Pure US Cannabis ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF
Futures Contracts	$—	$—	$—	$1,324,351	$—
Long Swaps Contracts	—	460,969	635,202	—	—
Purchased Options Contracts	226,870	—	—	—	26,718
Written Options Contracts	—	—	—	—	10,972

7. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2018 − 2020), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2021, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Alpha DNA Equity Sentiment	$67,613,919	$3,284,008	$(1,458,085)	$1,825,923	$—
Dorsey Wright ADR ETF	86,811,248	20,409,485	(1,351,183)	19,058,302	—
Dorsey Wright Alpha Equal Weight ETF	79,553,699	3,169,069	(3,277,728)	(108,659)	—
Dorsey Wright FSM All Cap World ETF	238,666,127	—	(3,966,704)	(3,966,704)	—
Dorsey Wright FSM US Core ETF	124,588,493	14,788,092	(257,909)	14,530,183	—
Dorsey Wright Micro-Cap ETF	7,971,797	2,074,140	(159,093)	1,915,047	—
Dorsey Wright Short ETF	33,819,648	1,328,291	(1,323,271)	5,020	(410,425)
DoubleLine Value Equity ETF	38,392,337	12,269,579	(899,707)	11,369,872	—
Focused Equity ETF	20,765,562	8,283,837	(86,579)	8,197,258	—
FolioBeyond Smart Core Bond ETF	5,603,025	54,980	(36,868)	18,112	—
Hotel ETF	8,076,737	93,395	(400,273)	(306,878)	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
7. Federal Income Tax – (continued)
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Newfleet Multi-Sector Income ETF	$98,243,596	$902,743	$(231,510)	$671,233	$—
Pure Cannabis ETF	335,060,049	228,569,786	(243,916,939)	(15,347,153)	2,423,201
Pure US Cannabis ETF	657,557,918	1,123,927,286	(1,131,692,034)	(7,764,748)	(60,522,997)
Q Dynamic Growth ETF	86,188,852	4,926,648	(154,181)	4,772,467	—
Q Portfolio Blended Allocation ETF	4,361,055	191,229	(64,054)	127,175	—
Ranger Equity Bear ETF	144,754,313	519,035	(669,035)	(150,000)	(1,145,139)
Restaurant ETF	6,087,389	152,258	(227,220)	(74,962)	—
Sage Core Reserves ETF	43,094,665	137,994	(6,246)	131,748	—
STAR Global Buy-Write ETF	16,888,171	1,607,246	(54,086)	1,553,160	(2,638)
Vice ETF	11,202,703	3,337,932	(300,212)	3,037,720	—

At June 30, 2021, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post- October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Alpha DNA Equity Sentiment	$—	$—	$(609,821)	$(941)	$(159,177)	$1,825,923	$1,055,984
Dorsey Wright ADR ETF	54,157	—	(48,830,902)	—	—	19,058,302	(29,718,443)
Dorsey Wright Alpha Equal Weight ETF	1,162,280	—	—	(13,301)	—	(108,659)	1,040,320
Dorsey Wright FSM All Cap World ETF	2,192,661	—	—	(12,274)	—	(3,966,704)	(1,786,317)
Dorsey Wright FSM US Core ETF	192,227	—	—	(12,274)	—	14,530,183	14,710,136
Dorsey Wright Micro-Cap ETF	—	—	(856,571)	22	(2,072)	1,915,047	1,056,426
Dorsey Wright Short ETF	—	—	(84,670,815)	—	(399,396)	(405,405)	(85,475,616)
DoubleLine Value Equity ETF	321,249	—	(28,379,247)	—	—	11,369,872	(16,688,126)
Focused Equity ETF	29,373	—	(446,844)	—	—	8,197,258	7,779,787
FolioBeyond Smart Core Bond ETF	124	—	(973,162)	—	—	18,112	(954,926)
Hotel ETF	21,390	—	(16,142)	1,360	—	(306,878)	(300,270)
Newfleet Multi-Sector Income ETF	41,960	—	(7,763,363)	—	—	671,233	(7,050,170)
Pure Cannabis ETF	7,501,781	—	—	—	—	(12,923,952)	(5,422,171)
Pure US Cannabis ETF	3,055,396	—	—	(85,252)	—	(68,287,745)	(65,317,601)
Q Dynamic Growth ETF	—	—	(466,983)	(3,085)	(112,454)	4,772,467	4,189,945
Q Portfolio Blended Allocation ETF	4,251	—	(296,802)	(3,086)	—	127,175	(168,462)

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
7. Federal Income Tax – (continued)
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post- October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Ranger Equity Bear ETF	$—	$—	$(369,272,904)	$—	$(1,195,402)	$(1,295,139)	$(371,763,445)
Restaurant ETF	—	—	(3,324)	1,360	(1,554)	(74,962)	(78,480)
Sage Core Reserves ETF	7,880	—	(1,064,054)	—	—	131,748	(924,426)
STAR Global Buy-Write ETF	166,376	—	—	(300,381)	—	1,550,522	1,416,517
Vice ETF	2,394	—	(233,930)	—	—	3,037,720	2,806,184

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

At June 30, 2021, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Alpha DNA Equity Sentiment	$(3,946,809)	$3,946,809
Dorsey Wright ADR ETF	(5,465,231)	5,465,231
Dorsey Wright Alpha Equal Weight ETF	(8,432,108)	8,432,108
Dorsey Wright FSM All Cap World ETF	(35,218,650)	35,218,650
Dorsey Wright FSM US Core ETF	(8,133,422)	8,133,422
Dorsey Wright Micro-Cap ETF	(135,652)	135,652
Dorsey Wright Short ETF	2,522,001	(2,522,001)
DoubleLine Value Equity ETF	(2,233,020)	2,233,020
Focused Equity ETF	(820,855)	820,855
FolioBeyond Smart Core Bond ETF	(22,507)	22,507
Hotel ETF	—	—
Newfleet Multi-Sector Income ETF	162	(162)
Pure Cannabis ETF	(11,512,385)	11,512,385
Pure US Cannabis ETF	(4,571,026)	4,571,026
Q Dynamic Growth ETF	74	(74)
Q Portfolio Blended Allocation ETF	25,622	(25,622)
Ranger Equity Bear ETF	3,575,625	(3,575,625)
Restaurant ETF	(9,724)	9,724
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	(2,132,379)	2,132,379
Vice ETF	(501,999)	501,999

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
7. Federal Income Tax – (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2021 and 2020 were as follows:

Fund	2021 Ordinary Income	2021 Long Term Capital Gains	2020 Ordinary Income	2020 Long Term Capital Gains
Alpha DNA Equity Sentiment	$—	$—	$—	$—
Dorsey Wright ADR ETF	284,565	—	18,253	—
Dorsey Wright Alpha Equal Weight ETF	14,018	—	—	—
Dorsey Wright FSM All Cap World ETF	215,144	—	—	—
Dorsey Wright FSM US Core ETF	144,245	—	—	—
Dorsey Wright Micro-Cap ETF	—	—	1,775	—
Dorsey Wright Short ETF	—	—	64,055	—
DoubleLine Value Equity ETF	614,874	—	652,256	—
Focused Equity ETF	62,748	—	80,515	—
FolioBeyond Smart Core Bond ETF	120,549	—	224,781	—
Hotel ETF	—	—	—	—
Newfleet Multi-Sector Income ETF	1,321,431	—	1,814,609	—
Pure Cannabis ETF	728,447	—	2,875,940	—
Pure US Cannabis ETF	—	—	—	—
Q Dynamic Growth ETF	—	—	—	—
Q Portfolio Blended Allocation ETF	—	—	—	—
Ranger Equity Bear ETF	—	—	241,821	—
Restaurant ETF	—	—	—	—
Sage Core Reserves ETF	647,683	—	1,939,526	—
STAR Global Buy-Write ETF	36,638	—	67,959	—
Vice ETF	128,419	—	294,624	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2021 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
Alpha DNA Equity Sentiment	$159,177	$—	$—
Dorsey Wright ADR ETF	—	—	—
Dorsey Wright Alpha Equal Weight ETF	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Micro-Cap ETF	2,072	—	—
Dorsey Wright Short ETF	399,396	—	—
DoubleLine Value Equity ETF	—	—	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
7. Federal Income Tax – (continued)
Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
Focused Equity ETF	$—	$—	$—
FolioBeyond Smart Core Bond ETF	—	—	—
Hotel ETF	—	—	—
Newfleet Multi-Sector Income ETF	—	—	—
Pure Cannabis ETF	—	—	—
Pure US Cannabis ETF	—	—	—
Q Dynamic Growth ETF	112,454	—	—
Q Portfolio Blended Allocation ETF	—	—	—
Ranger Equity Bear ETF	1,195,402	—	—
Restaurant ETF	1,554	—	—
Sage Core Reserves ETF	—	—	—
STAR Global Buy-Write ETF	—	—	—
Vice ETF	—	—	—

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
Alpha DNA Equity Sentiment	$609,821	$—	$609,821
Dorsey Wright ADR ETF	48,830,902	—	48,830,902
Dorsey Wright Alpha Equal Weight ETF	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Micro-Cap ETF	856,571	—	856,571
Dorsey Wright Short ETF	84,531,744	139,071	84,670,815
DoubleLine Value Equity ETF	28,233,007	146,240	28,379,247
Focused Equity ETF	42,311	404,533	446,844
FolioBeyond Smart Core Bond ETF	253,410	719,752	973,162
Hotel ETF	16,142	—	16,142
Newfleet Multi-Sector Income ETF	2,006,393	5,756,970	7,763,363
Pure Cannabis ETF	—	—	—
Pure US Cannabis ETF	—	—	—
Q Dynamic Growth ETF	466,983	—	466,983
Q Portfolio Blended Allocation ETF	296,802	—	296,802
Ranger Equity Bear ETF	368,708,556	564,348	369,272,904
Restaurant ETF	3,324	—	3,324
Sage Core Reserves ETF	1,051,480	12,574	1,064,054
STAR Global Buy-Write ETF	—	—	—
Vice ETF	—	233,930	233,930

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
7. Federal Income Tax – (continued)

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2021:

Fund	Utilized Amount
Alpha DNA Equity Sentiment	$—
Dorsey Wright ADR ETF	13,907,583
Dorsey Wright Alpha Equal Weight ETF	9,481,255
Dorsey Wright FSM All Cap World ETF	—
Dorsey Wright FSM US Core ETF	—
Dorsey Wright Micro-Cap ETF	—
Dorsey Wright Short ETF	—
DoubleLine Value Equity ETF	3,321,032
Focused Equity ETF	248,688
FolioBeyond Smart Core Bond ETF	—
Hotel ETF	—
Newfleet Multi-Sector Income ETF	317,008
Pure Cannabis ETF	20,264,148
Pure US Cannabis ETF	—
Q Dynamic Growth ETF	—
Q Portfolio Blended Allocation ETF	—
Ranger Equity Bear ETF	—
Restaurant ETF	—
Sage Core Reserves ETF	311,467
STAR Global Buy-Write ETF	663,174
Vice ETF	965,912

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2021 were as follows:

	Purchases				Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Alpha DNA Equity Sentiment	$122,059,207	$—	$92,442,216	$124,004,471	$—	$30,697,735
Dorsey Wright ADR ETF	67,767,724	—	10,093,146	68,533,872	—	15,113,669
Dorsey Wright Alpha Equal Weight ETF	243,419,735	—	85,429,753	244,447,046	—	60,150,402
Dorsey Wright FSM All Cap World ETF	261,950,220	—	294,905,962	263,639,066	—	241,293,656
Dorsey Wright FSM US Core ETF	44,570,110	—	67,436,987	44,965,095	—	39,990,510
Dorsey Wright Micro-Cap ETF	7,098,476	—	5,319,353	7,107,373	—	535,650
Dorsey Wright Short ETF	308,946,243	—	—	184,916,719	—	—
DoubleLine Value Equity ETF	17,345,588	—	951,956	17,146,764	—	10,317,053
Focused Equity ETF	5,902,601	—	7,449,115	6,256,399	—	4,076,105
FolioBeyond Smart Core Bond ETF	16,934,721	—	—	16,953,073	—	2,846,370
Hotel ETF	1,386,073	—	7,321,419	745,222	—	—
Newfleet Multi-Sector Income ETF	97,157,478	11,092,871	—	55,928,046	11,826,657	—
Pure Cannabis ETF	214,674,774	—	38,452,910	66,012,741	—	26,326,806

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
8. Investment Transactions – (continued)
	Purchases				Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Pure US Cannabis ETF	$174,839,387	$—	$37,947,490	$76,065,212	$—	$11,979,242
Q Dynamic Growth ETF	18,710,076	—	62,818,670	18,728,777	—	—
Q Portfolio Blended Allocation ETF	10,424,135	—	10,421,882	10,410,608	—	6,840,520
Ranger Equity Bear ETF	963,775,974	—	—	828,489,024	—	—
Restaurant ETF	870,124	—	6,178,076	788,438	—	239,160
Sage Core Reserves ETF	52,532,035	2,501,997	—	83,490,260	5,455,839	—
STAR Global Buy-Write ETF	6,628,303	—	10,781,058	7,189,161	—	8,168,988
Vice ETF	13,811,124	—	1,668,010	13,851,976	—	1,936,449

9. Risks Involved with Investing in the Funds

As with any investment, an investor could lose all or part of their investment in a Fund and the Fund’s performance could trail that of other investments. A Fund may be subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in each Fund’s prospectus. Please refer to each Fund’s currently effective prospectus for the specific list and description of the principal risks of investing in the Fund.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
9. Risks Involved with Investing in the Funds – (continued)

Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020.  The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak.  There are direct and indirect economic effects developing for various industries and individual companies throughout the world.  Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.  The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, than it otherwise would be at higher asset levels or it could ultimately liquidate.

Cannabis-Related Company Risk

Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require additional disclosure.

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2021, taxed at a minimum rate of 15% were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment	0.00%
Dorsey Wright ADR ETF	100.00
Dorsey Wright Alpha Equal Weight ETF	0.00
Dorsey Wright FSM All Cap World ETF	22.09
Dorsey Wright FSM US Core ETF	100.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	100.00
Focused Equity ETF	100.00
FolioBeyond Smart Core Bond ETF	0.00
Hotel ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pure Cannabis ETF	6.74
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	100.00
Vice ETF	100.00

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2021 that qualifies for the dividends received deduction were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Alpha Equal Weight ETF	0.00
Dorsey Wright FSM All Cap World ETF	21.66
Dorsey Wright FSM US Core ETF	100.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	100.00
Focused Equity ETF	100.00

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
11. Unaudited Tax Information – (continued)
Fund	Percentage
FolioBeyond Smart Core Bond ETF	0.00%
Hotel ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pure Cannabis ETF	6.74
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	100.00
Vice ETF	100.00

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2021 that qualified interest income were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Alpha Equal Weight ETF	0.00
Dorsey Wright FSM All Cap World ETF	0.00
Dorsey Wright FSM US Core ETF	0.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	0.00
Focused Equity ETF	0.00
FolioBeyond Smart Core Bond ETF	69.49
Hotel ETF	0.00
Newfleet Multi-Sector Income ETF	98.39
Pure Cannabis ETF	0.00
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
Sage Core Reserves ETF	100.00
STAR Global Buy-Write ETF	0.00
Vice ETF	0.00

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2021
11. Unaudited Tax Information – (continued)

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid were as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Alpha DNA Equity Sentiment	$—	$—
Dorsey Wright ADR ETF	123,605	1,273,105
Dorsey Wright Alpha Equal Weight ETF	—	—
Dorsey Wright FSM All Cap World ETF	—	—
Dorsey Wright FSM US Core ETF	—	—
Dorsey Wright Micro-Cap ETF	—	—
Dorsey Wright Short ETF	—	—
DoubleLine Value Equity ETF	—	—
Focused Equity ETF	—	—
FolioBeyond Smart Core Bond ETF	—	—
Hotel ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pure Cannabis ETF	—	—
Pure US Cannabis ETF	—	—
Q Dynamic Growth ETF	—	—
Q Portfolio Blended Allocation ETF	—	—
Ranger Equity Bear ETF	—	—
Restaurant ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	—	—
Vice ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alpha DNA Equity Sentiment ETF, Dorsey Wright ADR ETF, Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF, Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF, DoubleLine Value Equity ETF, Focused Equity ETF, FolioBeyond Smart Core Bond ETF, Hotel ETF, Newfleet Multi-Sector Income ETF, Pure Cannabis ETF, Pure US Cannabis ETF, Q Dynamic Growth ETF, Q Portfolio Blended Allocation ETF, Ranger Equity Bear ETF, Restaurant ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, and Vice ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Dorsey Wright ADR ETF, DoubleLine Value Equity ETF, FolioBeyond Smart Core Bond ETF, Newfleet Multi-Sector Income ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the five years in the period ended June 30, 2021
Focused Equity ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the four years in the period ended June 30, 2021 and for the period from September 20, 2016 (commencement of operations) through June 30, 2017
Vice ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the three years in the period ended June 30, 2021 and for the period December 12, 2017 (commencement of operations) through June 30, 2018

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021 and for the period July 11, 2018 (commencement of operations) through June 30, 2019
Pure Cannabis ETF	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021 and for the period April 17, 2019 (commencement of operations) through June 30, 2019
Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF	For the year ended June 30, 2021	For the year ended June 30, 2021 and the period December 26, 2019 through June 30, 2020	For the year ended June 30, 2021 and the period December 26, 2019 (commencement of operations) through June 30, 2020
Pure US Cannabis ETF	For the period September 1, 2020 through June 30, 2021	For the period September 1, 2020 through June 30, 2021	For the period September 1, 2020 through June 30, 2021
Q Dynamic Growth ETF, Q Portfolio Blended Allocation ETF	For the period December 28, 2020 through June 30, 2021	For the period December 28, 2020 through June 30, 2021	For the period December 28, 2020 through June 30, 2021
Alpha DNA Equity Sentiment ETF	For the period February 2, 2021 through June 30, 2021	For the period February 2, 2021 through June 30, 2021	For the period February 2, 2021 through June 30, 2021
Hotel ETF, Restaurant ETF	For the period April 20, 2021 through June 30, 2021	For the period April 20, 2021 through June 30, 2021	For the period April 20, 2021 through June 30, 2021

To the Shareholders and Board of Trustees
of AdvisorShares Trust

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 27, 2021

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreements for the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Sage Core Reserves ETF

At a meeting of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on May 20, 2021, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF and (2) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF (together, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meeting and over the course of the prior year, to help evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements and decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to and at the meeting, the Board, including the Independent Trustees, was presented with information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the performance by the Advisor and each Sub-Advisor of its duties; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits realized by the Advisor and each Sub-Advisor; (v) the potential for economies of scale for the benefit of each Fund’s shareholders; and (vi) any ancillary benefits to the Adviser and each Sub-Advisor. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meeting, information it received at the meeting, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the services provided to each Fund by the Advisor and applicable Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services, such as portfolio management compliance services, and the preparation and filing of certain reports

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

on behalf of the Funds. The Trustees reviewed the extensive responsibilities that the Advisor has as investment advisor to each Fund, including the oversight of the activities and operations of the Sub-Advisors, as applicable, and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and each Sub-Advisor, including those individuals responsible for portfolio management, the Advisor’s and each Sub-Advisor’s operational capabilities and resources, and their experience in managing investment portfolios. The most recent Form ADV for the Advisor and each Sub-Advisor was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds. The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Services and Profitability. In considering whether the advisory and sub-advisory fees payable with respect to each Fund are reasonable, the Board reviewed the advisory fee paid by each Fund to the Advisor, the sub-advisory fee paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the Advisor’s and each Sub-Advisor’s profitability analysis with respect to each Fund, as applicable. In discussing the fee arrangements between the Advisor and each Sub-Advisor, the Board noted that the Advisor pays each Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also reviewed information comparing each Fund’s fee to the fee paid by comparable funds. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appear to be reasonable in light of the services rendered.

Economies of Scale. The Board considered for each Fund whether economies of scale were realized, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees include breakpoints. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for each Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of a Fund.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fee is reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Approval of the Advisory and Sub-Advisory Agreements for
AdvisorShares Alpha DNA Equity Sentiment ETF

At a meeting held on November 12, 2020, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Alpha DNA Equity Sentiment ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series most recently had been conducted in May 2020. The Board also considered the approval of a separate sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Advisor and Alpha DNA Investment Management, LLC (the “Sub-Advisor”), on behalf of the Fund, pursuant to which the Sub-Advisor would perform portfolio management and related services.

In connection with its consideration of the Agreements, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor and Sub-Advisor about the Agreements and the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rates and various other materials that it considered relevant to its consideration and approval of the proposed agreements.

In considering each of the Agreements, the Board considered and discussed information and analysis provided by the Advisor and Sub-Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor to the Fund, the Board reviewed the services to be provided by the Advisor and Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Fund. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of the activities and operations of the Sub-Advisor and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board received the most recent Form ADV for the Sub-Advisor as well as responses to a detailed series of questions that, among other things, requested information about the Sub-Advisor’s business, services, and financial condition. The Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and Sub-Advisor, including those individuals responsible for portfolio management, the Advisor’s and Sub-Advisor’s operational capabilities and resources, and their experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor and the Sub-Advisor.

Performance. In connection with the assessment of the ability of each of the Advisor and Sub-Advisor to perform its duties under its Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that each of the Advisor and Sub-Advisor has the resources necessary to perform its obligations under its Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor and Sub-Advisor, reviewed the fees to be paid pursuant to the Agreements, and considered the estimated profitability projected by each of the Advisor and Sub-Advisor from its relationship with the Fund. In addition, the Board discussed the fee arrangement between the Advisor and Sub-Advisor, noting that the Advisor would pay the Sub-Advisor out of the advisory fee it receives from the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

funds and evaluated the proposed fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Advisor and Sub-Advisor appear to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory and sub-advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by each of the Advisor and Sub-Advisor as a result of its relationship with the Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Agreements are fair and reasonable; (ii) concluded that the fee to be paid to the Advisor is fair and reasonable in light of the services that it will provide to Fund; (iii) concluded that the fee to be paid to the Sub-Advisor is fair and reasonable in light of the services that the Sub-Advisor will provide to the Fund; and (iv) agreed to approve each of the Agreements for an initial term of two years.

Approval of the Advisory Agreement for AdvisorShares Hotel ETF
and AdvisorShares Restaurant ETF

At a meeting held on February 18, 2021, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of each of the AdvisorShares Hotel ETF and AdvisorShares Restaurant ETF (each, a “Fund” and together, the “Funds”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series most recently had been conducted in May 2020.

In connection with its consideration of the Advisory Agreement, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor about the services proposed to be provided thereunder, including information about the key features of each Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rates and various other materials that it considered relevant to its consideration and approval of the proposed agreement.

In considering the Advisory Agreement, the Board considered and discussed information and analysis provided by the Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor to each Fund, the Board reviewed the services to be provided by the Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including implementing the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Funds. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to each Fund, including the oversight of service

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor, including those individuals responsible for portfolio management, the Advisor’s operational capabilities and resources, and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Funds by the Advisor.

Performance. In connection with the assessment of the ability of the Advisor to perform its duties under the Advisory Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the resources necessary to perform its obligations under the Advisory Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor, reviewed the fee to be paid pursuant to the Advisory Agreement, and considered the estimated profitability projected by the Advisor from its relationship with each Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of each Fund. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Advisor appears to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in a Fund, the Board determined to reassess whether the investment advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for a Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor as a result of its relationship with each Fund (other than the advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the fees to be paid to the Advisor are fair and reasonable in light of the services that it will provide to the Funds; and (iii) agreed to approve the Advisory Agreement for an initial term of two years.

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	22	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	President of ASAE Business Services, Inc. (2017–present), ASAE Insurance Company (2020–present), ASAE Investments, LLC (2018–present), ASAE Real Estate (2017–present) (ASAE (American Society of Association Executives) is a membership organization serving the association and non-profit community); President of P/B Wealth Consulting (2017–present); Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009–2017).	22	None
William G. McVay 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (a boutique investment counseling firm) (May 2017–present); Founder of RDK Strategies, LLC (2007–present).	22	None
Officers
Noah Hamman 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	N/A	N/A
Dan Ahrens 2030 Modern Place Dallas, TX 75214 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); President of LCG Compliance Alliance (2011–present).	N/A	N/A

____________

*        Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available without charge on the SEC’s website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor

AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors

Alpha DNA Investment Management LLC

8860 Columbia 100 Parkway, Suite 301

Columbia, MD 21045

ChangePath, LLC

11460 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Dorsey, Wright & Associates, LLC

3300 W. Leigh Street

Richmond, VA 23230

DoubleLine Equity LP

505 N. Brand Boulevard, Suite 860

Glendale, CA 91203

Newfleet Asset Management, LLC

1 Financial Plaza

Hartford, CT 06103

Ranger Alternative Management, L.P.

2828 N. Harwood Street, Suite 1900

Dallas, TX 75201

Sage Advisory Services, Ltd. Co.

5900 Southwest Parkway, Building I

Austin, TX 78735

ThinkBetter, LLC

1549 Ringling Boulevard, Suite 510

Sarasota, FL 34236

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of management and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $292,500 for 2021 and $232,500 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,000 for 2021 and $45,000 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	No response required.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2021

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	September 1, 2021

* Print the name and title of each signing officer under his or her signature.